UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Capital Growth Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Capital Growth Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Capital Growth Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement, combined with unprecedented support for

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Capital Growth Fund	3

eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Capital Growth Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Capital Growth Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA

Michael T. Smith, CFA

FUND INCEPTION

November 3, 1997

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	3.02%
Russell 1000® Growth Index[1]	8.26%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.20% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.22% and 1.20%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Capital Growth Fund Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Capital Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the Fund’s benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2012, as effective stock selection in materials and telecommunication services was offset by a difficult environment for energy stocks.

■	“Risk on/risk off” was the dominant theme during the year, as the U.S. economic recovery experienced a series of fits and starts.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

Investors rode the risk-on/risk-off roller coaster.

Alternating investor focus between global and domestic challenges and positive corporate and economic data created a roller coaster, risk-on/risk-off environment for equity markets. Already fragile investor confidence plunged down the first hill with bickering over the federal debt ceiling, the Standard & Poor’s downgrade of the U.S. credit rating, and the risk of financial contagion in Europe leading to a broad-based sell-off of equities during the third quarter of 2011. Strong corporate profits and consistently improving economic data during the next two quarters pulled investors out of their risk-off dive and through a series of risk-on corkscrews and a steady ascent of the market. European Union concerns and slower-than-expected jobs growth leaped out from around the bend, tempering investor enthusiasm for the second half of the reporting period.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	9.83%
Abbott Laboratories	2.80%
eBay Incorporated	2.71%
Dollar General Corporation	2.57%
QUALCOMM Incorporated	2.26%
Crown Castle International Corporation	2.19%
Google Incorporated Class A	2.14%
Visa Incorporated Class A	2.12%
Monsanto Company	1.98%
Whole Foods Market Incorporated	1.97%

The Fund underperformed during a period of heightened investor concern.

The Fund underperformed the Fund’s benchmark, the Russell 1000 Growth Index, for the period. The majority of the underperformance occurred during the first few months of the period, when fears of recession pushed investors into risk-off investing. Key individual detractors included oilfield services companies Baker Hughes Incorporated and Halliburton Company and software company Salesforce.com Incorporated. In contrast, strong returns from information technology (IT) companies Apple Incorporated and eBay Incorporated and consumer discretionary companies TJX Companies Incorporated and Dollar General Corporation contributed to the Fund’s performance.

We strive to ensure that sector and industry allocations are always a byproduct of our bottom-up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s underweight position in consumer staples detracted from relative performance during the period. Conversely, the Fund’s weighting in IT and its underweight to materials were positive contributors to performance.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Capital Growth Fund	7

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

Stock selection remains the key to portfolio performance in an environment of scarce growth.

We believe that episodes of macro-driven markets are here to stay. There are simply too many structural uncertainties in the world. The key question now is whether the current bout of macro uncertainty results in downward revisions to future earnings. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in the emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce, and thus, more valuable. We are less exposed to deep cyclicals and are leaning more heavily on “core holdings” with visible growth outlooks. We are being cautious with macro-sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has uncovered exciting new themes, especially in the health care and consumer staples sectors. Many of our commitments are modestly biased toward North America and have high free cash flow that allows for financial flexibility. The result is a portfolio with high growth rates yet biased toward higher-quality and higher-visibility “core” holdings.

We will remain true to growth investing and will stay focused on consistently executing our process.

Regardless of the market environment, we will continue to stay true to our growth investment style. We seek companies with superior earnings growth and attractive valuations and weight individual positions based on our research conviction. We are executing the process exactly as it was designed and have uncovered many new, promising ideas. Despite our cautionary outlook, we are extremely upbeat that we can continue to take advantage of opportunities being offered in the current market environment.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Capital Growth Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFCGX)	07/31/2007	(0.83)	(2.90)	(1.24)	5.19	5.22	3.02	(0.06)	5.81	1.22%	1.20%
Class C (WFCCX)	07/31/2007	3.81	1.22	(0.80)	5.12	4.81	2.22	(0.80)	5.12	1.97%	1.95%
Administrator Class (WFCDX)	06/30/2003					5.29	3.22	0.19	6.16	1.06%	0.94%
Institutional Class (WWCIX)	04/08/2005					5.47	3.48	0.42	6.32	0.79%	0.70%
Investor Class (SLGIX)	11/03/1997					5.18	2.90	(0.17)	5.75	1.29%	1.27%
Russell 1000 Growth Index						5.27	8.26	3.46	6.77

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Capital Growth Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,052.17	$6.12	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02	1.20%
Class C
Actual	$1,000.00	$1,048.11	$9.93	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.77	1.95%
Administrator Class
Actual	$1,000.00	$1,052.92	$4.80	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94%
Institutional Class
Actual	$1,000.00	$1,054.69	$3.58	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Investor Class
Actual	$1,000.00	$1,051.80	$6.48	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.37	1.27%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Capital Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Common Stocks: 96.31%

Consumer Discretionary: 18.55%

Hotels, Restaurants & Leisure: 3.18%
Starbucks Corporation	245,924	$11,135,439
Yum! Brands Incorporated	182,600	11,839,784

		22,975,223

Internet & Catalog Retail: 2.79%
Amazon.com Incorporated †	41,390	9,656,287
priceline.com Incorporated †«	15,960	10,561,370

		20,217,657

Media: 1.05%
CBS Corporation Class B	227,370	7,607,800

Multiline Retail: 4.08%
Dollar General Corporation †	363,965	18,565,855
Nordstrom Incorporated	201,650	10,917,331

		29,483,186

Specialty Retail: 5.31%
Home Depot Incorporated	253,800	13,243,284
Limited Brands Incorporated	264,050	12,555,578
TJX Companies Incorporated	185,050	8,194,014
Ulta Salon Cosmetics & Fragrance Incorporated	52,512	4,457,219

		38,450,095

Textiles, Apparel & Luxury Goods: 2.14%
Coach Incorporated	49,920	2,462,554
Lululemon Athletica Incorporated †«	65,850	3,719,208
Nike Incorporated Class B	99,750	9,311,663

		15,493,425

Consumer Staples: 8.18%

Beverages: 2.80%
Monster Beverage Corporation †	125,250	8,325,368
The Coca-Cola Company «	147,300	11,901,840

		20,227,208

Food & Staples Retailing: 3.00%
Costco Wholesale Corporation «	77,600	7,463,568
Whole Foods Market Incorporated	155,200	14,244,256

		21,707,824

Food Products: 2.38%
Mead Johnson & Company	96,350	7,029,696
The Hershey Company	141,900	10,179,906

		17,209,602

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Capital Growth Fund	11

Security Name	Shares	Value

Energy: 4.44%

Energy Equipment & Services: 1.44%
Ensco plc Class A ADR	90,950	$4,941,314
Schlumberger Limited	77,000	5,487,020

		10,428,334

Oil, Gas & Consumable Fuels: 3.00%
Pioneer Natural Resources Company «	98,880	8,763,734
The Williams Companies Incorporated	406,700	12,928,993

		21,692,727

Financials: 2.58%

Capital Markets: 0.95%
Affiliated Managers Group Incorporated †	19,043	2,125,180
Ameriprise Financial Incorporated	92,500	4,784,100

		6,909,280

Consumer Finance: 1.63%
Capital One Financial Corporation	98,050	5,538,845
Discover Financial Services	173,400	6,235,464

		11,774,309

Health Care: 14.93%

Biotechnology: 4.12%
Alexion Pharmaceuticals Incorporated †	95,282	9,990,318
Celgene Corporation †	67,300	4,607,358
Gilead Sciences Incorporated †	223,100	12,121,023
Vertex Pharmaceuticals Incorporated †	63,950	3,102,215

		29,820,914

Health Care Equipment & Supplies: 1.54%
Intuitive Surgical Incorporated †«	23,200	11,170,800

Health Care Technology: 1.80%
Cerner Corporation †«	175,750	12,991,440

Pharmaceuticals: 7.47%
Abbott Laboratories	305,550	20,261,021
Allergan Incorporated	118,390	9,716,267
Bristol-Myers Squibb Company	364,300	12,969,080
Novo Nordisk A/S ADR	71,850	11,103,699

		54,050,067

Industrials: 9.99%

Aerospace & Defense: 0.98%
Precision Castparts Corporation	45,700	7,109,092

Machinery: 4.05%
Caterpillar Incorporated	68,850	5,797,859

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Capital Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Machinery (continued)
Cummins Incorporated	67,961	$6,517,460
Danaher Corporation	229,350	12,111,974
Deere & Company «	63,500	4,878,070

		29,305,363

Road & Rail: 3.68%
Hertz Global Holdings Incorporated †	427,750	4,816,465
Kansas City Southern Railway Company	129,200	9,405,760
Union Pacific Corporation	101,139	12,400,653

		26,622,878

Trading Companies & Distributors: 1.28%
W.W. Grainger Incorporated «	45,015	9,220,422

Information Technology: 31.20%

Communications Equipment: 1.02%
F5 Networks Incorporated †	78,750	7,353,675

Computers & Peripherals: 9.83%
Apple Incorporated †	116,475	71,138,271

Internet Software & Services: 6.17%
Baidu.com Incorporated ADR †	48,360	5,828,347
eBay Incorporated †	443,350	19,640,405
Google Incorporated Class A †	24,500	15,507,765
LinkedIn Corporation †	35,650	3,659,473

		44,635,990

IT Services: 7.01%
Alliance Data Systems Corporation †	87,600	11,388,000
Cognizant Technology Solutions Corporation Class A †	96,950	5,503,852
MasterCard Incorporated	21,060	9,194,164
Teradata Corporation †	137,150	9,274,083
Visa Incorporated Class A «	118,950	15,352,877

		50,712,976

Semiconductors & Semiconductor Equipment: 2.46%
Avago Technologies Limited	288,250	10,665,250
Broadcom Corporation Class A	210,300	7,124,964

		17,790,214

Software: 4.71%
Autodesk Incorporated †	42,465	1,440,413
Citrix Systems Incorporated †	139,137	10,112,477
Red Hat Incorporated †	118,300	6,347,970
TIBCO Software Incorporated †	237,250	6,664,353
VMware Incorporated †	104,900	9,520,724

		34,085,937

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Capital Growth Fund	13

Security Name		Shares	Value

Materials: 1.98%

Chemicals: 1.98%
Monsanto Company		167,550	$14,345,631

Telecommunication Services: 4.46%

Wireless Telecommunication Services: 4.46%
Crown Castle International Corporation †		256,500	15,872,220
QUALCOMM Incorporated		274,000	16,352,320

			32,224,540

Total Common Stocks (Cost $626,701,778)			696,754,880

		Principal

Other: 0.15%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$4,007,991	1,082,158

Total Other (Cost $470,881)			1,082,158

	Yield	Shares

Short-Term Investments: 10.49%

Investment Companies: 10.49%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	16,004,204	16,004,204
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	59,907,769	59,907,769

Total Short-Term Investments (Cost $75,911,973)			75,911,973

Total Investments in Securities
(Cost $703,084,632) *	106.95%	773,749,011
Other Assets and Liabilities, Net	(6.95)	(50,261,795)

Total Net Assets	100.00%	$723,487,216

«	All or a portion of this security is on loan.

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $707,312,413 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$88,820,488
Gross unrealized depreciation	(22,383,890)

Net unrealized appreciation	$66,436,598

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Capital Growth Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$697,837,038
In affiliated securities, at value (see cost below)	75,911,973

Total investments, at value (see cost below)	773,749,011
Receivable for investments sold	36,093,093
Receivable for Fund shares sold	343,267
Receivable for dividends	419,453
Receivable for securities lending income	5,998
Prepaid expenses and other assets	48,885

Total assets	810,659,707

Liabilities
Payable for investments purchased	24,918,225
Payable for Fund shares redeemed	1,274,285
Payable upon receipt of securities loaned	60,378,650
Advisory fee payable	345,092
Distribution fees payable	3,914
Due to other related parties	79,325
Accrued expenses and other liabilities	173,000

Total liabilities	87,172,491

Total net assets	$723,487,216

NET ASSETS CONSIST OF
Paid-in capital	$691,338,122
Undistributed net investment income	1,315,530
Accumulated net realized losses on investments	(39,830,815)
Net unrealized gains on investments	70,664,379

Total net assets	$723,487,216

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$17,784,235
Shares outstanding – Class A	1,062,307
Net asset value per share – Class A	$16.74
Maximum offering price per share – Class A2	$17.76
Net assets – Class C	$6,041,517
Shares outstanding – Class C	374,684
Net asset value per share – Class C	$16.12
Net assets – Administrator Class	$74,529,223
Shares outstanding – Administrator Class	4,304,188
Net asset value per share – Administrator Class	$17.32
Net assets – Institutional Class	$543,933,202
Shares outstanding – Institutional Class	30,983,720
Net asset value per share – Institutional Class	$17.56
Net assets – Investor Class	$81,199,039
Shares outstanding – Investor Class	4,875,788
Net asset value per share – Investor Class	$16.65

Investments in unaffiliated securities, at cost	$627,172,659

Investments in affiliated securities, at cost	$75,911,973

Total investments, at cost	$703,084,632

Securities on loan, at value	$58,353,895

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Capital Growth Fund	15

Investment income
Dividends*	$10,223,704
Securities lending income, net	146,666
Income from affiliated securities	18,841

Total investment income	10,389,211

Expenses
Advisory fee	7,155,816
Administration fees
Fund level	566,776
Class A	47,360
Class C	18,640
Administrator Class	265,679
Institutional Class	606,570
Investor Class	276,041
Shareholder servicing fees
Class A	45,538
Class C	17,923
Administrator Class	657,529
Investor Class	210,468
Distribution fees
Class C	53,770
Custody and accounting fees	56,559
Professional fees	22,901
Registration fees	44,822
Shareholder report expenses	94,162
Trustees’ fees and expenses	9,856
Other fees and expenses	20,514

Total expenses	10,170,924
Less: Fee waivers and/or expense reimbursements	(937,457)

Net expenses	9,233,467

Net investment income	1,155,744

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	182,157,178
Net change in unrealized gains (losses) on investments	(126,756,740)

Net realized and unrealized gains (losses) on investments	55,400,438

Net increase in net assets resulting from operations	$56,556,182

* Net of foreign dividend withholding taxes of	$15,632

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Capital Growth Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment income (loss)		$1,155,744		$(1,580,716)
Net realized gains on investments		182,157,178		160,826,597
Net change in unrealized gains (losses) on investments		(126,756,740)		147,362,801

Net increase in net assets resulting from operations		56,556,182		306,608,682

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	122,287	1,936,369	94,865	1,482,711
Class C	43,857	666,184	57,425	871,679
Administrator Class	3,928,533	61,599,365	5,250,091	82,207,407
Institutional Class	6,758,122	107,414,515	35,795,657	523,745,064
Investor Class	387,393	6,068,141	591,572	9,235,502

		177,684,574		617,542,363

Payment for shares redeemed
Class A	(333,193)	(5,281,014)	(675,574)	(10,233,303)
Class C	(193,662)	(3,011,786)	(90,936)	(1,394,981)
Administrator Class	(21,814,212)	(379,002,167)	(33,927,433)	(478,171,336)
Institutional Class	(34,071,744)	(586,752,715)	(12,422,744)	(201,343,608)
Investor Class	(1,503,509)	(23,422,338)	(2,605,808)	(39,824,815)

		(997,470,020)		(730,968,043)

Net decrease in net assets resulting from capital share transactions		(819,785,446)		(113,425,680)

Total increase (decrease) in net assets		(763,229,264)		193,183,002

Net assets
Beginning of period		1,486,716,480		1,293,533,478

End of period		$723,487,216		$1,486,716,480

Undistributed net investment income		$1,315,530		$0

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.25	$13.07	$11.83	$17.60	$18.64
Net investment loss	(0.05)[1]	(0.07)[1]	(0.06)[1]	(0.00)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	0.54	3.25	1.30	(5.26)	0.08

Total from investment operations	0.49	3.18	1.24	(5.26)	0.00
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.51)	(1.04)
Net asset value, end of period	$16.74	$16.25	$13.07	$11.83	$17.60
Total return[2]	3.02%	24.43%	10.40%	(29.23)%	(0.46)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.27%	1.31%	1.22%
Net expenses	1.20%	1.20%	1.25%	1.25%	1.22%
Net investment loss	(0.30)%	(0.48)%	(0.55)%	(0.01)%	(0.45)%
Supplemental data
Portfolio turnover rate	116%	116%	128%	172%	151%
Net assets, end of period (000’s omitted)	$17,784	$20,693	$24,222	$21,064	$33,756

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Capital Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.77	$12.77	$11.65	$17.47	$18.64
Net investment loss	(0.16)[1]	(0.19)[1]	(0.17)	(0.08)[1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	0.51	3.19	1.29	(5.23)	0.09

Total from investment operations	0.35	3.00	1.12	(5.31)	(0.13)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.51)	(1.04)
Net asset value, end of period	$16.12	$15.77	$12.77	$11.65	$17.47
Total return[2]	2.22%	23.49%	9.61%	(29.75)%	(1.18)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	2.02%	2.02%	2.14%
Net expenses	1.95%	1.95%	2.00%	1.96%	2.00%
Net investment loss	(1.05)%	(1.23)%	(1.31)%	(0.70)%	(1.21)%
Supplemental data
Portfolio turnover rate	116%	116%	128%	172%	151%
Net assets, end of period (000’s omitted)	$6,042	$8,272	$7,127	$6,772	$7,835

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.77	$13.45	$12.17	$18.03	$19.03
Net investment income (loss)	(0.00)[1]	(0.03)[1]	(0.03)[1]	0.04 [1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	0.55	3.35	1.35	(5.39)	0.06

Total from investment operations	0.55	3.32	1.32	(5.35)	0.04
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.51)	(1.04)

Total distributions to shareholders	0.00	0.00	(0.04)	(0.51)	(1.04)
Net asset value, end of period	$17.32	$16.77	$13.45	$12.17	$18.03
Total return	3.22%	24.68%	10.81%	(29.02)%	(0.24)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.09%	1.13%	1.12%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income (loss)	(0.01)%	(0.21)%	(0.25)%	0.33%	(0.11)%
Supplemental data
Portfolio turnover rate	116%	116%	128%	172%	151%
Net assets, end of period (000’s omitted)	$74,529	$372,178	$684,207	$680,869	$678,414

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Capital Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011		2010	2009	2008
Net asset value, beginning of period	$16.96	$13.57		$12.27	$18.14	$19.10
Net investment income (loss)	0.03 [1]	0.00	[1],[2]	(0.00)[1]	0.06 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	0.57	3.39		1.36	(5.42)	0.07

Total from investment operations	0.60	3.39		1.36	(5.36)	0.08
Distributions to shareholders from
Net investment income	0.00	0.00		(0.06)	0.00	0.00
Net realized gains	0.00	0.00		0.00	(0.51)	(1.04)

Total distributions to shareholders	0.00	0.00		(0.06)	(0.51)	(1.04)
Net asset value, end of period	$17.56	$16.96		$13.57	$12.27	$18.14
Total return	3.48%	25.07%		10.97%	(28.90)%	(0.02)%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%		0.82%	0.86%	0.85%
Net expenses	0.70%	0.70%		0.75%	0.75%	0.75%
Net investment income (loss)	0.21%	0.00%		(0.06)%	0.51%	0.07%
Supplemental data
Portfolio turnover rate	116%	116%		128%	172%	151%
Net assets, end of period (000’s omitted)	$543,933	$988,633		$473,777	$443,931	$539,373

1.	Calculated based upon average shares outstanding
2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.18	$13.02	$11.79	$17.56	$18.64
Net investment loss	(0.06)[1]	(0.08)[1]	(0.08)[1]	(0.01)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	0.53	3.24	1.31	(5.25)	0.06

Total from investment operations	0.47	3.16	1.23	(5.26)	(0.04)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.51)	(1.04)
Net asset value, end of period	$16.65	$16.18	$13.02	$11.79	$17.56
Total return	2.90%	24.37%	10.35%	(29.30)%	(0.68)%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.36%	1.41%	1.42%
Net expenses	1.27%	1.27%	1.35%	1.36%	1.39%
Net investment loss	(0.37)%	(0.55)%	(0.64)%	(0.12)%	(0.54)%
Supplemental data
Portfolio turnover rate	116%	116%	128%	172%	151%
Net assets, end of period (000’s omitted)	$81,199	$96,941	$104,200	$220,008	$379,966

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to Financial Statements	Wells Fargo Advantage Capital Growth Fund	23

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$99,668	$159,786	$(259,454)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or

24	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $35,603,034 with $3,347,360 expiring in 2015, $5,625,700 expiring in 2016, $26,629,974 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$696,754,880	$0	$0	$696,754,880

Other	0	0	1,082,158	1,082,158

Short-term investments
Investment companies	16,004,204	59,907,769	0	75,911,973
	$712,759,084	$59,907,769	$1,082,158	$773,749,011

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Capital Growth Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class-level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A, 1.95% for Class C, 0.94% for Administrator Class, 0.70% for Institutional Class and 1.27% for Investor class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $4,765 from the sale of Class A shares and $141, and $243 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $1,289,906,061 and $2,139,946,879, respectively.

26	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $2,344 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid for the years ended July 31, 2012 and July 31, 2011.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains	Capital Loss Carryforward
$1,315,530	$66,436,598	$(35,603,034)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Capital Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Capital Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Capital Growth Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

28	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Capital Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

32	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was lower than the median performance of the Universe for all periods under review, except for the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Lipper Large-Cap Growth Funds Index, for the periods under review, except for the ten-year period.

The Board noted that the Fund’s performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted that the Fund’s performance versus peers steadily improved in more recent periods. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for the Investor Class and Class A. The Board accepted management’s recommendation to reduce the Investor Class net operating expense ratio cap by one basis point to 1.26%. The Board also noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until November 30, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	33

it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Capital Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211375 09-12 A200/AR200 07-12

Wells Fargo Advantage

Disciplined U.S. Core Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Golden Capital Management, LLC.

PORTFOLIO MANAGER

Greg Golden, CFA

FUND INCEPTION

February 28, 1990

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	8.54%
S&P 500 Index[1]	9.13%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.92% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 0.93% and 0.92%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Disciplined U.S. Core Fund Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, during the 12-month period that ended July 31, 2012.

■

Stock selection was relatively weak in the consumer staples, materials, utilities, and industrials sectors. Stock selection aided relative results in the energy, financials, and information technology (IT) sectors. Our sector weighting decisions were also modestly positive.

■

Results from our Total Composite Model (the multi-factor quantitative model used for stock selection) were mixed over the reporting period. The best results came from our earnings quality, earnings and sales momentum, and trading momentum sub-composites. The valuation and earnings growth sub-composites were weaker.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	5.08%
Exxon Mobil Corporation	3.79%
iShares S&P 500 Index Fund	2.93%
ChevronTexaco Corporation	2.18%
AT&T Incorporated	2.11%
Microsoft Corporation	2.00%
General Electric Company	2.00%
International Business Machines Corporation	1.87%
Johnson & Johnson	1.77%
Wal-Mart Stores Incorporated	1.72%

Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline.

The Fund’s objective is to consistently add value relative to the S&P 500 Index while carefully managing portfolio risk. Our process-driven approach is grounded in fundamental investment ideas and implemented with quantitative discipline. Stock selection drives relative performance and is based upon proprietary evaluations of corporate fundamentals and market dynamics, as measured by our Total Composite Model. Risk is explicitly managed with risk-modeling tools and traditional-style research to help ensure a well-diversified4 portfolio that is highly reflective of the benchmark.

For the period, our Total Composite Model delivered mixed results. While the model was successful at identifying unattractive companies, as evidenced by the overall underperformance of lower-ranked stocks, the most highly ranked stocks also underperformed.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	7

SECTOR DISTRIBUTION[5] (AS OF JULY 31, 2012)

Over the past year, the Fund’s sector weightings were largely neutral to the index, which is typical with this strategy.

Security selection in the consumer staples sector was a major detractor. The biggest drag on relative results came from food and staples retailer SUPERVALU Incorporated, which we no longer hold, that plummeted after canceling its dividend, missing first-quarter earnings estimates, and retracting guidance for fiscal-year 2013. Management also announced that it would explore strategic alternatives for the company. Grocer Safeway Incorporated, which we no longer hold, traded down along with SUPERVALU as investors became more concerned about the overall food retailing business. The Fund did not have any holdings in tobacco company Altria Group Incorporated, a position that detracted from relative value as the company’s stock continued to climb on strong foreign demand. These three stocks alone accounted for most of the drag on relative performance within the sector.

The Fund added value through stock selection, particularly in the energy, financials, and IT sectors. In energy, the Fund benefited from an overweight position in Sunoco Incorporated, which rallied sharply upon news of a buyout offer. The Fund also gained a relative advantage from an underweight in Schlumberger Limited, which saw its stock slump in sympathy with the overall decline in crude prices. Within the financials sector, a slight overweight in the real estate industry and an underweight to banks and diversified financials proved beneficial. An underweight in Bank of America Corporation was the most significant contributor to relative performance within diversified financials, as poor financial results and negative headlines pressured the stock. An overweight in commercial bank Regions Financial Corporation proved beneficial as the company’s stock price more than doubled after a string of strong positive earnings surprises. Within the IT sector, an overweight position in Seagate Technology plc added significant value as the growing demand for data storage solutions drove improvements in earnings and buoyed investor confidence.

We continue to try to add value for our shareholders.

This strategy is intended to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on constructing a portfolio of securities emphasizing attractive fundamental measures of valuation, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe this offers investors an attractive opportunity for capital appreciation over time.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EVSAX)	02/28/1990	(0.68)	2.30	(0.46)	5.90	5.40	8.54	0.73	6.53	0.93%	0.92%
Class C (EVSTX)	06/30/1999	3.99	6.75	(0.02)	5.75	4.99	7.75	(0.02)	5.75	1.68%	1.67%
Administrator Class (EVSYX)	02/21/1995					5.49	8.72	0.95	6.80	0.77%	0.74%
Institutional Class (EVSIX)	07/30/2010					5.65	9.02	1.05	6.85	0.50%	0.48%
S&P 500 Index						6.25	9.13	1.13	6.34

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,053.96	$4.70	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62	0.92%
Class C
Actual	$1,000.00	$1,049.89	$8.51	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.37	1.67%
Administrator Class
Actual	$1,000.00	$1,054.92	$3.78	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Institutional Class
Actual	$1,000.00	$1,056.47	$2.45	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41	0.48%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Common Stocks: 96.00%

Consumer Discretionary: 9.56%

Auto Components: 0.32%
Dana Holding Corporation	101,391	$1,336,328

Automobiles: 0.48%
Ford Motor Company «	214,005	1,977,406

Diversified Consumer Services: 0.38%
ITT Educational Services Incorporated «†	40,606	1,576,325

Hotels, Restaurants & Leisure: 0.69%
Marriott International Incorporated Class A «	21,525	783,941
McDonald’s Corporation	22,972	2,052,778

		2,836,719

Internet & Catalog Retail: 0.37%
Expedia Incorporated	26,860	1,530,751

Media: 4.03%
Comcast Corporation Class A	136,981	4,458,732
DIRECTV Group Incorporated †	56,491	2,805,343
Gannett Company Incorporated	36,290	512,052
Interpublic Group of Companies Incorporated	56,550	558,149
News Corporation Class A	133,035	3,062,466
Time Warner Incorporated	55,504	2,171,316
Walt Disney Company	63,907	3,140,390

		16,708,448

Multiline Retail: 1.11%
Big Lots Incorporated «†	11,470	464,650
Dillard’s Incorporated Class A	20,231	1,319,668
Dollar Tree Incorporated †	56,216	2,829,913

		4,614,231

Specialty Retail: 2.18%
Gap Incorporated	33,225	979,805
Home Depot Incorporated	72,796	3,798,495
Limited Brands Incorporated	10,844	515,632
Lowe’s Companies Incorporated	100,051	2,538,294
TJX Companies Incorporated	27,500	1,217,700

		9,049,926

Consumer Staples: 10.15%

Beverages: 2.11%
Constellation Brands Incorporated Class A †	82,865	2,337,622
Monster Beverage Corporation †	19,500	1,296,165
The Coca-Cola Company	63,054	5,094,763

		8,728,550

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Disciplined U.S. Core Fund	11

Security Name	Shares	Value

Food & Staples Retailing: 4.60%
Costco Wholesale Corporation	31,091	$2,990,332
CVS Caremark Corporation	93,469	4,229,472
Kroger Company	125,157	2,774,731
Wal-Mart Stores Incorporated	95,712	7,123,844
Walgreen Company	54,000	1,963,440

		19,081,819

Food Products: 1.23%
Archer Daniels Midland Company	95,514	2,491,960
Dean Foods Company †	126,973	1,570,656
Tyson Foods Incorporated Class A	70,395	1,056,629

		5,119,245

Household Products: 0.75%
Procter & Gamble Company	47,992	3,097,404

Personal Products: 0.41%
Herbalife Limited	31,066	1,705,213

Tobacco: 1.05%
Philip Morris International	47,529	4,346,052

Energy: 11.06%

Energy Equipment & Services: 0.45%
National Oilwell Varco Incorporated	20,070	1,451,061
Schlumberger Limited	6,011	428,344

		1,879,405

Oil, Gas & Consumable Fuels: 10.61%
ChevronTexaco Corporation	82,497	9,040,021
ConocoPhillips «	61,319	3,338,206
Exxon Mobil Corporation	181,015	15,721,153
Marathon Oil Corporation	83,907	2,221,018
Marathon Petroleum Corporation	75,717	3,581,414
Murphy Oil Corporation	13,976	749,952
Occidental Petroleum Corporation	5,865	510,431
Phillips 66 Company	41,045	1,543,292
Sunoco Incorporated	33,165	1,598,221
Tesoro Corporation †	88,571	2,448,988
Valero Energy Corporation	117,155	3,221,763

		43,974,459

Financials: 12.75%

Capital Markets: 0.71%
Bank of New York Mellon Corporation	56,628	1,205,044
Northern Trust Corporation	14,230	646,042
State Street Corporation	26,580	1,073,300

		2,924,386

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Commercial Banks: 1.95%
Fifth Third Bancorp	63,408	$876,299
Huntington Bancshares Incorporated	190,490	1,183,895
PNC Financial Services Group Incorporated	10,244	605,420
Regions Financial Corporation	136,285	948,544
SunTrust Banks Incorporated	18,135	428,893
US Bancorp «	120,952	4,051,892

		8,094,943

Consumer Finance: 0.94%
American Express Company	22,040	1,271,928
Capital One Financial Corporation	22,876	1,292,265
Discover Financial Services	37,586	1,351,593

		3,915,786

Diversified Financial Services: 1.52%
Bank of America Corporation	158,425	1,162,840
JPMorgan Chase & Company	127,836	4,602,096
NASDAQ Stock Market Incorporated	23,570	535,039

		6,299,975

Insurance: 3.64%
ACE Limited	17,142	1,259,937
AFLAC Incorporated	56,976	2,494,409
American Financial Group Incorporated	57,717	2,176,508
American International Group Incorporated †	26,000	813,020
Berkshire Hathaway Incorporated Class B †	46,609	3,954,308
Chubb Corporation	12,501	908,698
Lincoln National Corporation	10,510	210,726
MetLife Incorporated	69,214	2,129,715
Torchmark Corporation «	22,882	1,138,380

		15,085,701

REITs: 3.86%
American Tower Corporation	13,060	944,369
Equity Residential	39,919	2,527,272
HCP Incorporated «	63,588	3,001,989
Host Hotels & Resorts Incorporated «	165,149	2,424,387
Public Storage Incorporated	19,105	2,845,690
Simon Property Group Incorporated	20,528	3,294,539
Ventas Incorporated	14,505	975,461

		16,013,707

Thrifts & Mortgage Finance: 0.13%
People’s United Financial Incorporated	46,120	528,535

Health Care: 12.37%

Biotechnology: 1.15%
Amgen Incorporated	35,076	2,897,278
Celgene Corporation †	13,640	933,794

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Disciplined U.S. Core Fund	13

Security Name	Shares	Value

Biotechnology (continued)
Gilead Sciences Incorporated †	17,000	$923,610

		4,754,682

Health Care Equipment & Supplies: 0.82%
Boston Scientific Corporation †	337,194	1,743,293
Medtronic Incorporated	41,517	1,636,600

		3,379,893

Health Care Providers & Services: 3.85%
Aetna Incorporated	57,150	2,060,829
AmerisourceBergen Corporation	67,945	2,697,417
Cardinal Health Incorporated	15,313	659,837
CIGNA Corporation	13,179	530,850
Express Scripts Holding Company †	20,588	1,192,869
Humana Incorporated	30,147	1,857,055
McKesson Corporation	30,156	2,736,054
UnitedHealth Group Incorporated	47,093	2,405,981
WellPoint Incorporated	34,308	1,828,273

		15,969,165

Pharmaceuticals: 6.55%
Abbott Laboratories	56,576	3,751,555
Bristol-Myers Squibb Company	78,164	2,782,638
Eli Lilly & Company	26,992	1,188,458
Johnson & Johnson	105,874	7,328,598
Merck & Company Incorporated	117,670	5,197,484
Pfizer Incorporated	287,278	6,906,163

		27,154,896

Industrials: 9.15%

Aerospace & Defense: 3.71%
Boeing Company	25,000	1,847,750
Engility Holdings Incorporated †	6,142	89,671
General Dynamics Corporation	33,597	2,131,394
Honeywell International Incorporated	22,080	1,281,744
L-3 Communications Holdings Incorporated	36,851	2,612,367
Lockheed Martin Corporation	21,795	1,945,640
Northrop Grumman Corporation	40,961	2,711,618
Raytheon Company	29,283	1,624,621
United Technologies Corporation	15,100	1,124,044

		15,368,849

Air Freight & Logistics: 0.61%
FedEx Corporation	27,866	2,516,300

Airlines: 0.26%
Southwest Airlines Company	115,651	1,062,833

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Commercial Services & Supplies: 0.44%
Pitney Bowes Incorporated «	28,400	$379,424
RR Donnelley & Sons Company «	119,932	1,453,576

		1,833,000

Industrial Conglomerates: 2.00%
General Electric Company	399,806	8,295,975

Machinery: 1.40%
Cummins Incorporated	21,834	2,093,881
Ingersoll-Rand plc	15,755	668,170
Paccar Incorporated	19,940	797,799
Parker Hannifin Corporation	16,581	1,331,786
Timken Company	25,177	911,407

		5,803,043

Road & Rail: 0.73%
CSX Corporation	90,604	2,078,456
Norfolk Southern Corporation	12,783	946,581

		3,025,037

Information Technology: 20.38%

Communications Equipment: 1.86%
Motorola Solutions Incorporated	8,125	392,763
Cisco Systems Incorporated	246,906	3,938,151
QUALCOMM Incorporated	56,329	3,361,715

		7,692,629

Computers & Peripherals: 7.52%
Apple Incorporated †	34,468	21,051,676
Dell Incorporated †	99,064	1,176,880
EMC Corporation †	96,125	2,519,436
Hewlett-Packard Company	90,225	1,645,704
Seagate Technology plc	69,743	2,093,685
Western Digital Corporation †	67,934	2,701,735

		31,189,116

Electronic Equipment, Instruments & Components: 0.43%
Amkor Technology Incorporated «†	82,468	439,554
Corning Incorporated	80,136	914,352
Jabil Circuit Incorporated	18,984	411,953

		1,765,859

Internet Software & Services: 1.69%
Google Incorporated Class A †	5,255	3,326,257
IAC InterActive Corporation	53,800	2,830,418
Yahoo! Incorporated †	52,500	831,600

		6,988,275

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Disciplined U.S. Core Fund	15

Security Name	Shares	Value

IT Services: 3.60%
Accenture plc	28,500	$1,718,550
Computer Sciences Corporation	15,519	382,078
International Business Machines Corporation	39,450	7,731,411
Total System Services Incorporated	60,844	1,438,961
Visa Incorporated Class A	28,455	3,672,687

		14,943,687

Semiconductors & Semiconductor Equipment: 2.01%
Applied Materials Incorporated	74,203	808,071
Intel Corporation «	221,923	5,703,421
LSI Logic Corporation †	265,814	1,834,117

		8,345,609

Software: 3.27%
Microsoft Corporation	281,629	8,299,607
Oracle Corporation	173,781	5,248,186

		13,547,793

Materials: 2.50%

Chemicals: 1.74%
CF Industries Holdings Incorporated	15,715	3,076,368
Dow Chemical Company	52,755	1,518,289
Eastman Chemical Company	14,100	737,148
Mosaic Company	14,690	853,636
Sherwin-Williams Company «	7,530	1,011,656

		7,197,097

Metals & Mining: 0.32%
Newmont Mining Corporation	16,875	750,431
Nucor Corporation	15,109	592,273

		1,342,704

Paper & Forest Products: 0.44%
International Paper Company	54,814	1,798,447

Telecommunication Services: 3.50%

Diversified Telecommunication Services: 3.50%
AT&T Incorporated	230,763	8,750,533
Verizon Communications Incorporated	127,395	5,750,610

		14,501,143

Utilities: 4.58%

Electric Utilities: 2.06%
Duke Energy Corporation	20,806	1,410,231
Edison International	47,691	2,202,370
Entergy Corporation	19,413	1,410,743
Exelon Corporation	66,046	2,583,720
PPL Corporation	32,015	925,234

		8,532,298

The accompanying notes are an integral part of these financial statements.

7

16	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2012

Security Name		Shares	Value

Independent Power Producers & Energy Traders: 0.36%
AES Corporation †		123,066	$1,484,176

Multi-Utilities: 2.16%
Ameren Corporation		82,601	2,825,780
CenterPoint Energy Incorporated		120,085	2,528,990
Public Service Enterprise Group Incorporated «		85,631	2,846,374
Sempra Energy		11,036	777,045

			8,978,189

Total Common Stocks (Cost $268,889,376)			397,896,009

Investment Companies: 2.93%
iShares S&P 500 Index Fund		87,612	12,138,643

Total Investment Companies (Cost $11,920,874)			12,138,643

	Yield
Short-Term Investments: 6.94%

Investment Companies: 6.94%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	4,732,874	4,732,874
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.19	24,051,956	24,051,956

Total Short-Term Investments (Cost $28,784,830)			28,784,830

Total Investments in Securities
(Cost $309,595,080) *	105.87%	438,819,482
Other Assets and Liabilities, Net	(5.87)	(24,335,357)

Total Net Assets	100.00%	$414,484,125

«	All or a portion of this security is on loan.

†	Non-income earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $310,958,161 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$133,808,848
Gross unrealized depreciation	(5,947,527)

Net unrealized appreciation	$127,861,321

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2012	Wells Fargo Advantage Disciplined U.S. Core Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$410,034,652
In affiliated securities, at value (see cost below)	28,784,830

Total investments, at value (see cost below)	438,819,482
Receivable for Fund shares sold	54,514
Receivable for dividends	447,064
Receivable for securities lending income	87,841
Prepaid expenses and other assets	68,331

Total assets	439,477,232

Liabilities
Payable for Fund shares redeemed	495,461
Payable upon receipt of securities loaned	24,051,956
Advisory fee payable	60,918
Distribution fees payable	942
Due to other related parties	59,304
Accrued expenses and other liabilities	324,526

Total liabilities	24,993,107

Total net assets	$414,484,125

NET ASSETS CONSIST OF
Paid-in capital	$237,732,563
Undistributed net investment income	6,545,207
Accumulated net realized gains on investments	40,981,953
Net unrealized gains on investments	129,224,402

Total net assets	$414,484,125

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$254,271,707
Shares outstanding – Class A	17,352,857
Net asset value per share – Class A	$14.65
Maximum offering price per share – Class A2	$15.54
Net assets – Class C	$8,590,373
Shares outstanding – Class C	609,246
Net asset value per share – Class C	$14.10
Net assets – Administrator Class	$150,407,504
Shares outstanding – Administrator Class	10,171,162
Net asset value per share – Administrator Class	$14.79
Net assets – Institutional Class	$1,214,541
Shares outstanding – Institutional Class	82,157
Net asset value per share – Institutional Class	$14.78

Investments in unaffiliated securities, at cost	$280,810,250

Investments in affiliated securities, at cost	$28,784,830

Total investments, at cost	$309,595,080

Securities on loan, at value	$23,333,877

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of Operations—Year Ended July 31, 2012

Investment income
Dividends	$10,081,439
Securities lending income, net	458,284
Income from affiliated securities	4,381
Interest	64

Total investment income	10,544,168

Expenses
Advisory fee	1,341,527
Administration fees
Fund level	223,588
Class A	654,993
Class C	21,734
Administrator Class	185,946
Institutional Class	760
Shareholder servicing fees
Class A	629,801
Class C	20,898
Administrator Class	462,024
Distribution fees
Class C	62,695
Custody and accounting fees	27,494
Professional fees	50,040
Registration fees	49,539
Shareholder report expenses	49,755
Trustees’ fees and expenses	22,581
Other fees and expenses	51,362

Total expenses	3,854,737
Less: Fee waivers and/or expense reimbursements	(27,102)

Net expenses	3,827,635

Net investment income	6,716,533

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	43,591,479
Futures transactions	(575,097)

Net realized gains on investments	43,016,382

Net change in unrealized gains (losses) on:
Unaffiliated securities	(17,079,375)
Futures transactions	19,905

Net change in unrealized gains (losses) on investments	(17,059,470)

Net realized and unrealized gains (losses) on investments	25,956,912

Net increase in net assets resulting from operations	$32,673,445

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Disciplined U.S. Core Fund	19

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment income		$6,716,533		$7,666,243
Net realized gains on investments		43,016,382		107,381,301
Net change in unrealized gains (losses) on investments		(17,059,470)		(1,346,233)

Net increase in net assets resulting from operations		32,673,445		113,701,311

Distributions to shareholders from
Net investment income
Class A		(4,231,155)		(124,951)
Class C		(53,972)		0
Administrator Class		(3,244,083)		(212,566)
Institutional Class		(25,062)		(8)
Net realized gains
Class A		(9,085,986)		0
Class C		(310,411)		0
Administrator Class		(7,012,529)		0
Institutional Class		(40,036)		0

Total distributions to shareholders		(24,003,234)		(337,525)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	345,571	4,810,621	430,266	5,684,893
Class C	63,246	843,293	35,384	472,116
Administrator Class	436,966	6,049,718	1,012,926	13,285,992
Institutional Class	93,631	1,191,311	0	0

		12,894,943		19,443,001

Reinvestment of distributions
Class A	931,488	12,377,000	8,603	115,201
Class C	17,202	220,814	0	0
Administrator Class	203,569	2,733,877	4,345	58,533
Institutional Class	4,870	65,098	1	8

		15,396,789		173,742

Payment for shares redeemed
Class A	(2,760,530)	(38,418,435)	(3,893,101)	(52,287,068)
Class C	(111,568)	(1,504,813)	(401,485)	(5,197,587)
Administrator Class	(7,514,960)	(104,269,188)	(14,937,178)	(202,387,161)
Institutional Class	(17,179)	(241,407)	0	0

		(144,433,843)		(259,871,816)

Net decrease in net assets resulting from capital share transactions		(116,142,111)		(240,255,073)

Total decrease in net assets		(107,471,900)		(126,891,287)

Net assets
Beginning of period		521,956,025		648,847,312

End of period		$414,484,125		$521,956,025

Undistributed net investment income		$6,545,207		$7,470,099

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial Highlights

(For a share outstanding throughout each period)

Class A	Year Ended July 31,					Year Ended September 30, 2007[1]
	2012	2011	2010[1]	2009[1]	2008[1],[2]
Net asset value, beginning of period	$14.25	$11.93	$10.85	$14.40	$18.97	$17.09
Net investment income	0.20	0.16	0.15	0.18	0.14	0.18
Net realized and unrealized gains (losses) on investments	0.93	2.17	1.09	(3.15)	(2.58)	2.48

Total from investment operations	1.13	2.33	1.24	(2.97)	(2.44)	2.66
Distributions to shareholders from
Net investment income	(0.23)	(0.01)	(0.16)	(0.17)	(0.14)	(0.18)
Net realized gains	(0.50)	0.00	0.00	(0.41)	(1.99)	(0.60)

Total distributions to shareholders	(0.73)	(0.01)	(0.16)	(0.58)	(2.13)	(0.78)
Net asset value, end of period	$14.65	$14.25	$11.93	$10.85	$14.40	$18.97
Total return[3]	8.54%	19.50%	11.39%	(20.07)%	(14.06)%	15.98%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.76%	1.00%	0.94%	0.89%
Net expenses	0.92%	0.92%	0.76%	1.00%	0.94%	0.89%
Net investment income	1.43%	1.18%	1.27%	1.71%	1.12%	0.92%
Supplemental data
Portfolio turnover rate	82%	64%	63%	30%	29%	71%
Net assets, end of period (000’s omitted)	$254,272	$268,460	$265,835	$243,049	$348,350	$513,074

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

Class C	Year Ended July 31,					Year Ended September 30, 2007[1]
	2012	2011	2010[1]	2009[1]	2008[1],[2]
Net asset value, beginning of period	$13.69	$11.54	$10.50	$13.95	$18.45	$16.64
Net investment income	0.09	0.05	0.06	0.11	0.05	0.04 [3]
Net realized and unrealized gains (losses) on investments	0.90	2.10	1.04	(3.06)	(2.51)	2.42

Total from investment operations	0.99	2.15	1.10	(2.95)	(2.46)	2.46
Distributions to shareholders from
Net investment income	(0.08)	0.00	(0.06)	(0.09)	(0.05)	(0.05)
Net realized gains	(0.50)	0.00	0.00	(0.41)	(1.99)	(0.60)

Total distributions to shareholders	(0.58)	0.00	(0.06)	(0.50)	(2.04)	(0.65)
Net asset value, end of period	$14.10	$13.69	$11.54	$10.50	$13.95	$18.45
Total return[4]	7.75%	18.63%	10.51%	(20.65)%	(14.58)%	15.10%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.51%	1.76%	1.69%	1.63%
Net expenses	1.67%	1.67%	1.51%	1.76%	1.69%	1.63%
Net investment income	0.68%	0.44%	0.52%	0.95%	0.36%	0.24%
Supplemental data
Portfolio turnover rate	82%	64%	63%	30%	29%	71%
Net assets, end of period (000’s omitted)	$8,590	$8,768	$11,613	$11,462	$10,409	$12,331

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial Highlights

(For a share outstanding throughout each period)

Administrator Class	Year Ended July 31,					Year Ended September 30, 2007[1]
	2012	2011	2010[1]	2009[1]	20081,[2]
Net asset value, beginning of period	$14.36	$11.99	$10.92	$14.48	$19.06	$17.16
Net investment income	0.23 [3]	0.19 [3]	0.20	0.22	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.93	2.19	1.06	(3.17)	(2.61)	2.49

Total from investment operations	1.16	2.38	1.26	(2.95)	(2.42)	2.72
Distributions to shareholders from
Net investment income	(0.23)	(0.01)	(0.19)	(0.20)	(0.17)	(0.22)
Net realized gains	(0.50)	0.00	0.00	(0.41)	(1.99)	(0.60)

Total distributions to shareholders	(0.73)	(0.01)	(0.19)	(0.61)	(2.16)	(0.82)
Net asset value, end of period	$14.79	$14.36	$11.99	$10.92	$14.48	$19.06
Total return[4]	8.72%	19.84%	11.51%	(19.81)%	(13.89)%	16.28%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.77%	0.52%	0.75%	0.69%	0.62%
Net expenses	0.74%	0.74%	0.52%	0.75%	0.69%	0.62%
Net investment income	1.63%	1.37%	1.53%	1.99%	1.36%	1.25%
Supplemental data
Portfolio turnover rate	82%	64%	63%	30%	29%	71%
Net assets, end of period (000’s omitted)	$150,408	$244,716	$371,389	$484,594	$942,112	$1,592,166

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010[1]
Net asset value, beginning of period	$14.39	$11.99	$11.99
Net investment income	0.26 [2]	0.22	0.00
Net realized and unrealized gains (losses) on investments	0.93	2.19	0.00

Total from investment operations	1.19	2.41	0.00
Distributions to shareholders from
Net investment income	(0.30)	(0.01)	0.00
Net realized gains	(0.50)	0.00	0.00

Total distributions to shareholders	(0.80)	(0.01)	0.00
Net asset value, end of period	$14.78	$14.39	$11.99
Total return[3]	9.02%	20.10%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.51%	0.00%
Net expenses	0.48%	0.47%	0.00%
Net investment income	1.80%	1.62%	0.00%
Supplemental data
Portfolio turnover rate	82%	64%	63%
Net assets, end of period (000’s omitted)	$1,215	$12	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	25

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gains on Investments
$(87,153)	$87,153

26	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	27

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$397,896,009	$0	$0	$397,896,009
Investment companies	12,138,643	0	0	12,138,643

Short-term investments
Investment companies	4,732,874	24,051,956	0	28,784,830
	$414,767,526	$24,051,956	$0	$438,819,482

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase. Prior to October 1, 2011, Wells Capital Management, also an affiliate of Funds Management, was the sub-adviser to the Fund and received a fee from Funds Management at the same rates as is currently paid to Golden Capital Management, LLC.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.92% for Class A, 1.67% for Class C, 0.74% for Administrator Class and 0.48% for Institutional Class.

28	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $4,440 from the sale of Class A shares and $45 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $365,380,291 and $496,664,129, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2012, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

As of July 31, 2012, the Fund did not have any open futures contracts but had an average notional amount of $1,704,190 in long futures contracts during the year ended July 31, 2012.

The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $882 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 were as follows:

	Year Ended July 31,
	2012	2011
Ordinary Income	$7,554,272	$337,525
Long-term Capital Gain	16,448,962	0

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains
$6,616,014	$42,345,034	$127,861,321

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	29

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Disciplined U.S. Core Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, the period from October 1, 2007 through July 31, 2008 and the year ended September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined U.S. Core Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, the period from October 1, 2007 through July 31, 2008 and the year ended September 30, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2012.

Pursuant to Section 852 of the Internal Revenue Code, $16,448,962 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $7,554,272 of income dividends paid during the fiscal year ended July 31, 2012 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	33

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Golden are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Golden and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Golden were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Golden under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Golden, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Golden. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Golden about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Golden supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	35

Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of or higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Large-Cap Value Funds Index, for the periods under review. The Board noted that this was a new classification for the Fund by Lipper, as it was previously classified by Lipper as a large-cap core fund. Additionally, the Board noted that the Fund recently experienced a portfolio manager change.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Golden for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate for the Fund’s Expense Group. The Board also noted that the Net Advisory Rate for the Fund was equal to or in range of the median rate for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Golden to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

36	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Golden, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Golden

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Golden, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Golden with the Fund and benefits potentially derived from an increase in Funds Management’s and Golden’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Golden).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Golden annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Disciplined U.S. Core Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211376 09-12 A203/AR203 07-12

Wells Fargo Advantage

Endeavor Select Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Endeavor Select Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Endeavor Select Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Endeavor Select Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA

Michael T. Smith, CFA

FUND INCEPTION

December 29, 2000

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	3.26%
Russell 1000® Growth Index[1]	8.26%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.25% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.23% and 1.23%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Endeavor Select Fund Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Endeavor Select Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2012, as effective stock selection in materials and telecommunication services was offset by a difficult environment for energy stocks.

■	“Risk on/risk off” was the dominant theme throughout the year, as the U.S. economic recovery experienced a series of fits and starts.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

Investors rode the risk-on/risk-off roller coaster.

Alternating investor focus between global and domestic challenges and positive corporate and economic data created a roller coaster, risk-on/risk-off environment for equity markets. Already fragile investor confidence plunged down the first hill with bickering over the federal debt ceiling, Standard & Poor’s downgrade of the U.S. credit rating, and the risk of financial contagion in Europe leading to a broad-based sell-off of equities during the third quarter of 2011. Strong corporate profits and consistently improving economic data during the next two quarters pulled investors out of their risk-off dive and through a series of risk-on corkscrews and a steady ascent of the market. European Union concerns and slower-than-expected jobs growth leaped out from around the bend, tempering investor enthusiasm for the second half of the reporting period.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	9.95%
eBay Incorporated	3.84%
Visa Incorporated Class A	3.65%
Crown Castle International Corporation	3.46%
Abbott Laboratories	3.43%
QUALCOMM Incorporated	3.23%
Dollar General Corporation	3.15%
Danaher Corporation	3.12%
Monsanto Company	2.83%
Gilead Sciences Incorporated	2.52%

The Fund underperformed during a period of heightened investor concern.

The Fund underperformed the Fund’s benchmark, the Russell 1000 Growth Index, for the period. The majority of the underperformance occurred during the first part of the period, when fears of recession pushed investors into risk-off investing. Key individual detractors included oilfield services companies Baker Hughes Incorporated and Halliburton Company and software company Salesforce.com Incorporated. In contrast, strong returns from information technology (IT) companies Apple Incorporated and eBay Incorporated and consumer discretionary companies TJX Companies Incorporated and Dollar General Corporation contributed to the Fund’s performance.

We strive to ensure that sector and industry allocations are always a byproduct of our bottom-up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s underweight positions in consumer staples and financials detracted from relative performance during the period. Conversely, the Fund’s weighting in IT and its underweight to materials were positive contributors to performance.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	7

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

Stock selection remains the key to portfolio performance in an environment of scarce growth.

We believe that episodes of macro-driven markets are here to stay. There are simply too many structural uncertainties in the world. The key question now is whether the current bout of macro uncertainty results in downward revisions to future earnings. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in the emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce, and thus, more valuable. We are less exposed to deep cyclicals and are leaning more heavily on “core holdings” with visible growth outlooks. We are being cautious with macro-sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has uncovered exciting new themes, especially in the health care and consumer staples sectors. Many of our commitments are modestly biased toward North America and have high free cash flow that allows for financial flexibility. The result is a portfolio with high growth biased toward higher-quality and higher-visibility “core” holdings.

We will invest in growth and will consistently execute our process.

Regardless of the market environment, we will continue to stay true to our growth investment style. We seek companies with superior earnings growth and attractive valuations and weight individual positions based on our research conviction. We are executing the process exactly as it was designed and have uncovered many new, promising ideas. Despite our cautionary outlook, we are extremely upbeat that we can continue to take advantage of opportunities being offered in the current market environment.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Endeavor Select Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (STAEX)	12/29/2000	(0.19)	(2.70)	(0.93)	6.51	5.88	3.26	0.25	7.14	1.23%	1.23%
Class B (WECBX)**	12/29/2000	0.43	(2.52)	(0.92)	6.55	5.43	2.48	(0.51)	6.55	1.98%	1.98%
Class C (WECCX)	12/29/2000	4.43	1.48	(0.49)	6.33	5.43	2.48	(0.49)	6.33	1.98%	1.98%
Administrator Class (WECDX)	04/08/2005					5.88	3.51	0.50	7.33	1.07%	1.00%
Institutional Class (WFCIX)	04/08/2005					6.02	3.66	0.69	7.48	0.80%	0.80%
Russell 1000 Growth Index						5.27	8.26	3.46	6.77

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,058.76	$6.24	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.12	1.22%
Class B
Actual	$1,000.00	$1,054.32	$10.06	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$9.87	1.97%
Class C
Actual	$1,000.00	$1,054.32	$10.06	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$9.87	1.97%
Administrator Class
Actual	$1,000.00	$1,058.77	$5.12	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Institutional Class
Actual	$1,000.00	$1,060.16	$4.00	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Endeavor Select Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Common Stocks: 94.05%

Consumer Discretionary: 18.75%

Hotels, Restaurants & Leisure: 3.82%
Starbucks Corporation	407,247	$18,440,144
Yum! Brands Incorporated	215,200	13,953,568

		32,393,712

Internet & Catalog Retail: 2.49%
priceline.com Incorporated «†	31,900	21,109,506

Multiline Retail: 3.15%
Dollar General Corporation †	523,384	26,697,818

Specialty Retail: 5.67%
Home Depot Incorporated	204,900	10,691,682
Limited Brands Incorporated	431,500	20,517,825
TJX Companies Incorporated	380,000	16,826,400

		48,035,907

Textiles, Apparel & Luxury Goods: 3.62%
lululemon athletica incorporated «†	215,240	12,156,755
Nike Incorporated Class B «	198,700	18,548,645

		30,705,400

Consumer Staples: 5.33%

Beverages: 1.31%
Monster Beverage Corporation †	167,600	11,140,372

Food & Staples Retailing: 2.13%
Whole Foods Market Incorporated	196,400	18,025,592

Food Products: 1.89%
The Hershey Company	223,500	16,033,890

Energy: 5.20%

Energy Equipment & Services: 1.09%
Ensco plc Class A ADR	169,800	9,225,234

Oil, Gas & Consumable Fuels: 4.11%
Pioneer Natural Resources Company	173,000	15,332,990
The Williams Companies Incorporated	613,800	19,512,702

		34,845,692

Health Care: 11.76%

Biotechnology: 4.63%
Alexion Pharmaceuticals Incorporated	170,054	17,830,162
Gilead Sciences Incorporated †	393,400	21,373,422

		39,203,584

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Endeavor Select Fund	11

Security Name	Shares	Value

Health Care Equipment & Supplies: 1.87%
Intuitive Surgical Incorporated «†	33,000	$15,889,500

Pharmaceuticals: 5.26%
Abbott Laboratories	438,700	29,090,197
Allergan Incorporated	189,100	15,519,437

		44,609,634

Industrials: 11.88%

Aerospace & Defense: 2.44%
Precision Castparts Corporation	132,800	20,658,368

Machinery: 4.60%
Cummins Incorporated	130,894	12,552,735
Danaher Corporation	500,500	26,431,405

		38,984,140

Road & Rail: 3.82%
Hertz Global Holdings Incorporated †	1,022,900	11,517,854
Union Pacific Corporation	170,614	20,918,983

		32,436,837

Trading Companies & Distributors: 1.02%
W.W. Grainger Incorporated «	42,152	8,633,994

Information Technology: 34.84%

Communications Equipment: 4.66%
F5 Networks Incorporated †	129,700	12,111,386
QUALCOMM Incorporated	459,300	27,411,024

		39,522,410

Computers & Peripherals: 9.95%
Apple Incorporated	138,049	84,314,807

Internet Software & Services: 7.77%
Baidu.com Incorporated ADR †	114,300	13,775,436
eBay Incorporated †	734,200	32,525,060
Google Incorporated Class A †	30,900	19,558,773

		65,859,269

IT Services: 7.17%
Cognizant Technology Solutions Corporation Class A †	251,300	14,266,301
Teradata Corporation †	229,600	15,525,552
Visa Incorporated Class A «	239,900	30,963,893

		60,755,746

Semiconductors & Semiconductor Equipment: 1.84%
Broadcom Corporation Class A	460,300	15,594,964

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Endeavor Select Fund	Portfolio of Investments—July 31, 2012

Security Name		Shares	Value

Software: 3.45%
Autodesk Incorporated		410,500	$13,924,160
Citrix Systems Incorporated †		211,100	15,342,748

			29,266,908

Materials: 2.83%

Chemicals: 2.83%
Monsanto Company		280,100	23,982,162

Telecommunication Services: 3.46%

Wireless Telecommunication Services: 3.46%
Crown Castle International Corporation †		473,700	29,312,556

Total Common Stocks (Cost $635,646,923)			797,238,002

		Principal

Other: 0.17%
Gryphon Funding Limited, Pass-Through Entity (i)(a)(v)		$5,358,848	1,446,889

Total Other (Cost $629,588)			1,446,889

	Yield	Shares
Short-Term Investments: 13.05%

Investment Companies: 13.05%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.16%	45,286,866	45,286,866
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.19	65,385,786	65,385,786

Total Short-Term Investments (Cost $110,672,652)			110,672,652

Total Investments in Securities
(Cost $746,949,163) *	107.27%	909,357,543
Other Assets and Liabilities, Net	(7.27)	(61,664,067)

Total Net Assets	100.00%	$847,693,476

«	All or a portion of this security is on loan.

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $753,076,203 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$179,626,370
Gross unrealized depreciation	(23,345,030)

Net unrealized appreciation	$156,281,340

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2012	Wells Fargo Advantage Endeavor Select Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$798,684,891
In affiliated securities, at value (see cost below)	110,672,652

Total investments, at value (see cost below)	909,357,543
Receivable for investments sold	4,382,076
Receivable for Fund shares sold	1,088,707
Receivable for dividends	299,605
Receivable for securities lending income	4,979
Prepaid expenses and other assets	52,794

Total assets	915,185,704

Liabilities
Payable for Fund shares redeemed	722,766
Payable upon receipt of securities loaned	66,015,374
Advisory fee payable	458,044
Distribution fees payable	4,620
Due to other related parties	97,314
Accrued expenses and other liabilities	194,110

Total liabilities	67,492,228

Total net assets	$847,693,476

NET ASSETS CONSIST OF
Paid-in capital	$826,645,578
Undistributed net investment loss	(760,006)
Accumulated net realized losses on investments	(140,600,476)
Net unrealized gains on investments	162,408,380

Total net assets	$847,693,476

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$47,232,950
Shares outstanding – Class A	4,520,999
Net asset value per share – Class A	$10.45
Maximum offering price per share – Class A2	$11.09
Net assets – Class B	$1,094,778
Shares outstanding – Class B	115,118
Net asset value per share – Class B	$9.51
Net assets – Class C	$6,199,415
Shares outstanding – Class C	651,915
Net asset value per share – Class C	$9.51
Net assets – Administrator Class	$57,532,908
Shares outstanding – Administrator Class	5,411,497
Net asset value per share – Administrator Class	$10.63
Net assets – Institutional Class	$735,633,425
Shares outstanding – Institutional Class	68,412,379
Net asset value per share – Institutional Class	$10.75

Investments in unaffiliated securities, at cost	$636,276,511

Investments in affiliated securities, at cost	$110,672,652

Total investments, at cost	$746,949,163

Securities on loan, at value	$62,955,631

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Endeavor Select Fund	Statement of Operations—Year Ended July 31, 2012

Investment income
Dividends*	$6,723,156
Securities lending income, net	111,934
Income from affiliated securities	23,071

Total investment income	6,858,161

Expenses
Advisory fee	5,984,436
Administration fees
Fund level	469,111
Class A	159,830
Class B	3,255
Class C	17,089
Administrator Class	125,962
Institutional Class	594,370
Shareholder servicing fees
Class A	153,683
Class B	3,130
Class C	16,432
Administrator Class	310,334
Distribution fees
Class B	9,390
Class C	49,296
Custody and accounting fees	39,991
Professional fees	23,234
Registration fees	52,232
Shareholder report expenses	153,042
Trustees’ fees and expenses	10,532
Other fees and expenses	24,183

Total expenses	8,199,532
Less: Fee waivers and/or expense reimbursements	(150,893)

Net expenses	8,048,639

Net investment loss	(1,190,478)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	101,870,198
Net change in unrealized gains (losses) on investments	(82,933,288)

Net realized and unrealized gains (losses) on investments	18,936,910

Net increase in net assets resulting from operations	$17,746,432

* Net of foreign dividend withholding taxes of	$8,927

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Endeavor Select Fund	15

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment loss		$(1,190,478)		$(2,261,368)
Net realized gains on investments		101,870,198		185,914,884
Net change in unrealized gains (losses) on investments		(82,933,288)		93,350,136

Net increase in net assets resulting from operations		17,746,432		277,003,652

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	388,389	3,762,167	2,440,416	23,535,041
Class B	7,261	64,392	5,168	47,537
Class C	34,534	315,722	57,823	523,855
Administrator Class	7,438,773	73,650,990	6,705,953	65,199,722
Institutional Class	11,875,785	119,799,281	20,315,594	199,445,632

		197,592,552		288,751,787

Payment for shares redeemed
Class A	(5,224,849)	(50,768,514)	(8,510,412)	(83,011,574)
Class B	(68,098)	(603,465)	(178,672)	(1,550,952)
Class C	(185,451)	(1,692,754)	(298,247)	(2,609,826)
Administrator Class	(24,725,319)	(247,613,713)	(11,163,995)	(107,274,190)
Institutional Class	(25,795,402)	(257,200,679)	(50,686,101)	(473,696,678)

		(557,879,125)		(668,143,220)

Net decrease in net assets resulting from capital share transactions		(360,286,573)		(379,391,433)

Total decrease in net assets		(342,540,141)		(102,387,781)

Net assets
Beginning of period		1,190,233,617		1,292,621,398

End of period		$847,693,476		$1,190,233,617

Undistributed net investment income (loss)		$(760,006)		$0

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Endeavor Select Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.12	$8.12	$7.25	$10.81	$10.85
Net investment loss	(0.05)[1]	(0.05)[1]	(0.04)[1]	(0.01)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	0.38	2.05	0.91	(3.29)	0.10

Total from investment operations	0.33	2.00	0.87	(3.30)	0.06
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.26)	(0.10)
Net asset value, end of period	$10.45	$10.12	$8.12	$7.25	$10.81
Total return[2]	3.26%	24.63%	12.00%	(30.10)%	0.50%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.23%	1.28%	1.32%	1.31%
Net expenses	1.23%	1.23%	1.25%	1.25%	1.25%
Net investment loss	(0.49)%	(0.52)%	(0.51)%	(0.08)%	(0.38)%
Supplemental data
Portfolio turnover rate	94%	100%	139%	173%	154%
Net assets, end of period (000’s omitted)	$47,233	$94,704	$125,266	$155,666	$237,689

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.28	$7.50	$6.75	$10.18	$10.29
Net investment loss	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.06)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.34	1.89	0.84	(3.11)	0.11

Total from investment operations	0.23	1.78	0.75	(3.17)	(0.01)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.26)	(0.10)
Net asset value, end of period	$9.51	$9.28	$7.50	$6.75	$10.18
Total return[2]	2.48%	23.73%	11.11%	(30.71)%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.98%	2.02%	2.07%	2.06%
Net expenses	1.98%	1.98%	2.00%	2.00%	2.00%
Net investment loss	(1.24)%	(1.26)%	(1.25)%	(0.85)%	(1.12)%
Supplemental data
Portfolio turnover rate	94%	100%	139%	173%	154%
Net assets, end of period (000’s omitted)	$1,095	$1,633	$2,622	$3,976	$9,097

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Endeavor Select Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.28	$7.50	$6.75	$10.18	$10.28
Net investment loss	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.05)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.34	1.89	0.84	(3.12)	0.12

Total from investment operations	0.23	1.78	0.75	(3.17)	0.00
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.26)	(0.10)
Net asset value, end of period	$9.51	$9.28	$7.50	$6.75	$10.18
Total return[2]	2.48%	23.73%	11.11%	(30.70)%	(0.06)%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.98%	2.03%	2.07%	2.06%
Net expenses	1.98%	1.98%	2.00%	2.00%	2.00%
Net investment loss	(1.25)%	(1.27)%	(1.26)%	(0.82)%	(1.13)%
Supplemental data
Portfolio turnover rate	94%	100%	139%	173%	154%
Net assets, end of period (000’s omitted)	$6,199	$7,448	$7,825	$9,139	$12,297

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.26	$8.22	$7.34	$10.91	$10.91
Net investment income (loss)	(0.03)[1]	(0.03)[1]	(0.02)[1]	0.01 [1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	0.40	2.07	0.91	(3.32)	0.11

Total from investment operations	0.37	2.04	0.89	(3.31)	0.10
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.26)	(0.10)

Total distributions to shareholders	0.00	0.00	(0.01)	(0.26)	(0.10)
Net asset value, end of period	$10.63	$10.26	$8.22	$7.34	$10.91
Total return	3.51%	24.94%	12.16%	(29.91)%	0.87%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.10%	1.14%	1.12%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.27)%	(0.29)%	(0.26)%	0.20%	(0.12)%
Supplemental data
Portfolio turnover rate	94%	100%	139%	173%	154%
Net assets, end of period (000’s omitted)	$57,533	$232,954	$223,320	$247,298	$276,388

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Endeavor Select Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.37	$8.28	$7.39	$10.97	$10.96
Net Investment income (loss)	(0.01)[1]	(0.01)[1]	(0.01)[1]	0.03 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	0.39	2.10	0.93	(3.35)	0.11

Total from investment operations	0.38	2.09	0.92	(3.32)	0.12
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	0.00	(0.01)
Net realized gains	0.00	0.00	0.00	(0.26)	(0.10)

Total distributions to shareholders	0.00	0.00	(0.03)	(0.26)	(0.11)
Net asset value, end of period	$10.75	$10.37	$8.28	$7.39	$10.97
Total return	3.66%	25.24%	12.41%	(29.84)%	1.06%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.83%	0.88%	0.86%
Net expenses	0.79%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.06)%	(0.08)%	(0.07)%	0.38%	0.07%
Supplemental data
Portfolio turnover rate	94%	100%	139%	173%	154%
Net assets, end of period (000’s omitted)	$735,633	$853,494	$933,587	$867,167	$1,158,997

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Endeavor Select Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Advantage Endeavor Select Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses and recognition of partnership income. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments
$(188,962)	$430,472	$(241,510)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	23

qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $134,473,436 expiring in 2018.

As of July 31, 2012, the Fund had a qualified late-year ordinary loss of $760,006 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$797,238,002	$0	$0	$797,238,002
Other	0	0	1,446,889	1,446,889
Short-term investments
Investment companies	45,286,866	65,385,786	0	110,672,652
	$842,524,868	$65,385,786	$1,446,889	$909,357,543

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

24	Wells Fargo Advantage Endeavor Select Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class and 0.80% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $5,031 from the sale of Class A shares and $995, and $16 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $869,597,576 and $1,253,622,093, respectively.

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	25

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $1,866 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

During the years ended July 31, 2012 and July 31, 2011, the Fund did not have any distributions paid to shareholders.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss*	Unrealized Gains	Capital Loss Carryforward
(760,006)	$156,281,340	$(134,473,436)

*	This amount includes the qualified late-year ordinary loss which will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

26	Wells Fargo Advantage Endeavor Select Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Endeavor Select Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Endeavor Select Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	27

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Endeavor Select Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	29

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Endeavor Select Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Endeavor Select Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Endeavor Select Fund	31

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was lower than the median performance of the Universe for all periods under review, except for the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Lipper Large-Cap Growth Funds Index, for the periods under review, except for the ten-year period.

The Board noted that the Fund’s performance results warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that noted that the Fund’s performance versus peers steadily improved in more recent periods. The Board was satisfied that Funds Management was appropriately monitoring the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for Class A.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in

32	Wells Fargo Advantage Endeavor Select Fund	Other Information (Unaudited)

isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Endeavor Select Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211377 09-12 A205/AR205 07-12

Wells Fargo Advantage Growth Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Growth Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Growth Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Growth Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Growth Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Growth Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Growth Fund	Performance Highlights (Unaudited)

The Fund is closed to new investors1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

December 31, 1993

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	6.93%
Russell 3000® Growth Index[2]	7.55%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.22% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.24% and 1.22%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	Please see the Statement of Additional Information for further details.

2.

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Growth Fund Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Growth Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2012. The underperformance was largely attributed to stock selection in the financials and telecommunications services sector.

■

The most significant detractor during the period was wireless telecommunication services company NII Holdings Incorporated, which is no longer held in this Fund. Our avoidance of real estate investment trusts, as well as our holdings in TD Ameritrade Holding Corporation and CME Group, a former holding of the portfolio, led to underperformance within the financials sector.

■

One of the chief positive contributors to the Fund’s performance during the one-year period was our overweight in biotechnology firm Alexion Pharmaceuticals Incorporated. The company acquired new applications and expanded its geographic presence for its blood disorder treatment drug, Soliris.

■

Our bottom-up investment process with a focus on companies whose growth is robust, sustainable, and underappreciated by the market enabled us to gain valuable insight on themes and trends within various industries within the growth space. Because of our disciplined approach, we were able to position our portfolio in stocks that we believed possess the best risk/reward trade-off.

Amid numerous headline risks and heightened uncertainty, the Fund underperformed the Russell 3000 Growth Index during the 12-month period.

At times, the market backdrop was influenced by heightened uncertainty concerning the European sovereign debt crisis and the sustainability of global economic growth. Toward the end of the period, the market showed signs of weakness as investors became increasingly fearful that European headwinds would dislocate growth rates in China. As a result of the numerous headline risks, the U.S. equity market moved in conjunction with the ever-changing developments in these situations and on hopes of further stimulus from the Federal Reserve. Within this challenging environment, we remained confident in our investment approach and focused on the sizable gaps between true company earnings power and the market’s expectation of that growth.

While momentum in the U.S. equity market was often exacerbated by the negative headwinds overseas, many U.S. companies managed to provide better-than-anticipated earnings growth. These positive numbers were a testament to the perpetual efforts made by domestic companies to innovate and increase efficiencies within their infrastructures. For example, many firms reassessed their capital spending plans and subsequently reallocated to projects that produce higher rates of return on invested capital. In addition, in the second quarter of 2012, the economy showed improvements in retail spending, as well as stability in the housing sector. These steps toward an improved economy in the U.S. provide us with solace that our economy should muddle through volatile macro headlines abroad.

8	Wells Fargo Advantage Growth Fund	Performance Highlights (Unaudited)

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2012)
Apple Incorporated	8.26%
Alexion Pharmaceuticals Incorporated	3.35%
Google Incorporated Class A	3.07%
eBay Incorporated	3.07%
Kansas City Southern Railway Company	3.01%
Cognizant Technology Solutions Corporation Class A	2.64%
Whole Foods Market Incorporated	2.42%
Tractor Supply Company	2.18%
EMC Corporation	2.10%
MasterCard Incorporated	2.07%

Significant gains from our information technology holdings and an underweight in the energy sector lifted the Fund’s relative performance. However, a position in the telecommunication services sector and an underweight in the consumer staples sector represented key performance detractors.

The information technology sector was aided by a gain in share price from both Apple Incorporated and eBay Incorporated. Apple benefited from robust demand for its mobile devices including the iPhone and iPad, and eBay experienced tailwinds from secular growth in online retail and mobile payments, particularly through its PayPal unit. An underweight in the energy sector contributed positively to performance as the price of oil exhibited significant volatility, particularly in the second quarter of 2012.

During the one-year period, a significant detractor from the Fund’s performance was our holding in telecommunication services firm NII Holdings Incorporated. At the end of 2011, net customer additions had declined significantly from the prior year due to pricing pressure from other wireless competitors within Latin America. We completely exited our position in the stock because we believed that top-line growth was heavily compromised from emerging competition. An underweight in the more defensive consumer staples sector hurt relative performance as investors at times pursued perceived safe havens in the midst of macroeconomic uncertainty.

SECTOR DISTRIBUTION[5] (AS OF JULY 31, 2012)

Despite the plethora of challenging macro issues, we believe the U.S. market is poised to move higher as investors and companies gain clarity around domestic uncertainty in the period ahead.

In our assessment, valuations do not appear demanding at this point. In fact, we believe that many investors are paying a high premium for defensive stocks within the value space. Many of these companies are producing extremely low top-line growth while trading well above their historic five-year price/earnings multiples. In an environment plagued by slow growth and unconventionally low equity valuations, we remain optimistic on our outlook for growth stocks.

Even though we do not make decisions based on the macro environment, we do take advantage of valuation displacements that these headwinds often produce within the market. Our bottom-up stock selection in companies whose growth is robust, sustainable, and underappreciated by the market navigates us toward firms with strong business models, innovative products and services, and an ability to expand in their addressable markets. These attributes are often accompanied by strong secular tailwinds that enable our companies to persevere in many different market environments.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Growth Fund	9

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (SGRAX)	02/24/2000	(2.25)	0.77	6.52	10.27	3.73	6.93	7.79	10.92	1.24%	1.22%
Class C (WGFCX)	12/26/2002	2.33	5.12	6.99	10.10	3.33	6.12	6.99	10.10	1.99%	1.97%
Administrator Class (SGRKX)	08/30/2002					3.82	7.15	8.12	11.39	1.08%	0.96%
Institutional Class (SGRNX)	02/24/2000					3.92	7.37	8.30	11.50	0.81%	0.75%
Investor Class (SGROX)	12/31/1993					3.68	6.85	7.69	10.84	1.31%	1.29%
Russell 3000 Growth Index						4.81	7.55	3.41	6.93

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 20, 2008, includes Advisor Class expenses.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Growth Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,037.27	$6.03	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97	1.19%
Class C
Actual	$1,000.00	$1,033.25	$9.81	1.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.72	1.94%
Administrator Class
Actual	$1,000.00	$1,038.16	$4.86	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82	0.96%
Institutional Class
Actual	$1,000.00	$1,039.20	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Investor Class
Actual	$1,000.00	$1,036.78	$6.38	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.32	1.26%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Growth Fund	11

Security Name	Shares	Value

Common Stocks: 97.07%

Consumer Discretionary: 21.92%

Auto Components: 0.26%
BorgWarner Incorporated †«	397,300	$26,658,830

Distributors: 0.66%
LKQ Corporation †	1,933,000	68,292,890

Hotels, Restaurants & Leisure: 3.22%
Chipotle Mexican Grill Incorporated †«	392,000	114,593,360
Las Vegas Sands Corporation	100,000	3,642,000
Life Time Fitness Incorporated †«	3,049,000	138,455,090
McDonald’s Corporation	407,900	36,449,944
Starbucks Corporation	842,300	38,139,344

		331,279,738

Internet & Catalog Retail: 5.48%
Amazon.com Incorporated †	773,200	180,387,560
Groupon Incorporated †«	3,267,000	21,758,220
HomeAway Incorporated †«	3,089,470	70,934,231
Kayak Software Corporation †	63,714	2,138,242
priceline.com Incorporated †	313,800	207,654,012
Shutterfly Incorporated †«	2,466,100	80,962,063

		563,834,328

Multiline Retail: 1.01%
Dollar Tree Incorporated †	2,062,500	103,826,250

Specialty Retail: 10.29%
CarMax Incorporated †«	6,640,500	184,805,115
Dick’s Sporting Goods Incorporated	3,260,000	160,131,200
DSW Incorporated Class A	652,600	38,581,712
GNC Holdings Incorporated Class A	2,602,000	100,255,060
Hibbett Sports Incorporated †«	1,000,000	60,770,000
O’Reilly Automotive Incorporated †	505,300	43,324,422
Tractor Supply Company	2,469,000	224,358,030
Ulta Salon Cosmetics & Fragrance Incorporated	1,991,800	169,063,984
Vitamin Shoppe Incorporated †«	1,423,800	78,195,096

		1,059,484,619

Textiles, Apparel & Luxury Goods: 1.00%
Coach Incorporated	206,000	10,161,980
Crocs Incorporated †«	575,600	8,835,460
lululemon athletica incorporated †«	1,490,000	84,155,200

		103,152,640

Consumer Staples: 4.38%

Food & Staples Retailing: 3.67%
The Fresh Market Incorporated †	2,197,000	129,381,330

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Food & Staples Retailing (continued)
Whole Foods Market Incorporated	2,709,300	$248,659,554

		378,040,884

Personal Products: 0.71%
Estee Lauder Companies Incorporated Class A	1,400,900	73,379,142

Energy: 5.28%

Energy Equipment & Services: 0.60%
Schlumberger Limited	869,700	61,974,822

Oil, Gas & Consumable Fuels: 4.68%
Concho Resources Incorporated †	2,124,100	181,079,525
Continental Resources Incorporated †«	510,000	32,634,900
Energy XXI (Bermuda) Limited	1,624,100	50,639,438
Oasis Petroleum Incorporated †«	648,000	16,964,640
Pioneer Natural Resources Company	2,261,000	200,392,430

		481,710,933

Financials: 3.29%

Capital Markets: 1.88%
Financial Engines Incorporated †«	2,328,500	43,705,945
LPL Financial Holdings Incorporated	909,500	25,484,190
TD Ameritrade Holding Corporation «	7,837,500	124,773,000

		193,963,135

Consumer Finance: 1.41%
American Express Company	2,510,000	144,852,100

Health Care: 14.69%

Biotechnology: 4.72%
Alexion Pharmaceuticals Incorporated †	3,293,200	345,292,020
Biogen Idec Incorporated †	289,900	42,276,117
BioMarin Pharmaceutical Incorporated †«	1,315,200	51,674,208
Celgene Corporation †	415,000	28,410,900
Onyx Pharmaceuticals Incorporated †«	242,100	18,150,237

		485,803,482

Health Care Equipment & Supplies: 3.47%
Covidien plc	1,684,300	94,118,684
Edwards Lifesciences Corporation †	454,000	45,944,800
Intuitive Surgical Incorporated †«	239,100	115,126,650
NxStage Medical Incorporated †«	3,183,500	47,911,675
Volcano Corporation †«	2,042,600	54,026,770

		357,128,579

Health Care Providers & Services: 1.00%
AmerisourceBergen Corporation	1,225,300	48,644,410

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Growth Fund	13

Security Name	Shares	Value

Health Care Providers & Services (continued)
Catamaran Corporation †	645,200	$54,525,852

		103,170,262

Health Care Technology: 1.51%
Cerner Corporation †«	2,108,500	155,860,320

Life Sciences Tools & Services: 1.86%
Mettler-Toledo International Incorporated †«	1,236,000	191,332,800

Pharmaceuticals: 2.13%
Allergan Incorporated	608,300	49,923,181
Shire plc ADR	1,640,400	141,369,672
Watson Pharmaceuticals Incorporated †	363,000	28,252,290

		219,545,143

Industrials: 7.26%

Aerospace & Defense: 0.76%
Precision Castparts Corporation	189,000	29,400,840
United Technologies Corporation	647,600	48,207,344

		77,608,184

Air Freight & Logistics: 0.28%
C.H. Robinson Worldwide Incorporated	305,400	16,140,390
United Parcel Service Incorporated Class B	169,300	12,800,773

		28,941,163

Commercial Services & Supplies: 0.18%
Ritchie Brothers Auctioneers Incorporated «	877,800	18,495,246

Machinery: 1.34%
Danaher Corporation	1,544,500	81,565,045
Joy Global Incorporated	1,086,000	56,406,840

		137,971,885

Road & Rail: 4.70%
Kansas City Southern Railway Company	4,259,600	310,098,880
Norfolk Southern Corporation	1,444,700	106,980,035
Union Pacific Corporation	545,000	66,822,450

		483,901,365

Information Technology: 37.17%

Communications Equipment: 1.63%
Palo Alto Networks Incorporated †	188,456	10,768,376
QUALCOMM Incorporated	2,638,100	157,441,808

		168,210,184

Computers & Peripherals: 10.36%
Apple Incorporated	1,391,900	850,116,844

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Computers & Peripherals (continued)
EMC Corporation †	8,239,400	$215,954,674

		1,066,071,518

Internet Software & Services: 9.15%
eBay Incorporated †	7,130,000	315,859,000
Google Incorporated Class A †	500,100	316,548,297
LogMeIn Incorporated †«	1,549,621	29,365,318
Mercadolibre Incorporated «	1,195,600	79,878,036
Rackspace Hosting Incorporated †	4,558,500	200,026,980

		941,677,631

IT Services: 7.03%
Alliance Data Systems Corporation †«	1,405,800	182,754,000
Cognizant Technology Solutions Corporation Class A †	4,792,700	272,081,579
MarketAxess Holdings Incorporated	1,015,500	30,688,410
MasterCard Incorporated	487,200	212,696,904
ServiceSource International Incorporated †	805,000	9,080,400
Visa Incorporated Class A	127,000	16,391,890

		723,693,183

Semiconductors & Semiconductor Equipment: 2.23%
ASML Holding NV «	51,000	2,932,500
Avago Technologies Limited	912,800	33,773,600
Cavium Incorporated †«	622,000	16,806,440
Linear Technology Corporation	124,500	4,015,125
Maxim Integrated Products Incorporated	1,893,100	51,549,113
Microchip Technology Incorporated «	3,610,000	120,501,800

		229,578,578

Software: 6.77%
Broadsoft Incorporated †«	1,574,300	38,649,065
Check Point Software Technologies Limited †«	742,300	36,053,511
Citrix Systems Incorporated †	1,517,000	110,255,560
Fortinet Incorporated †	4,651,200	111,675,312
Red Hat Incorporated †	1,592,000	85,426,720
Salesforce.com Incorporated †«	346,800	43,128,048
Solarwinds Incorporated †	1,551,775	82,849,267
Splunk Incorporated †«	735,585	21,626,199
Synchronoss Technologies Incorporated †«	2,122,300	40,578,376
Ultimate Software Group Incorporated †«	1,419,800	127,029,506

		697,271,564

Materials: 3.08%

Chemicals: 3.08%
Airgas Incorporated	506,400	40,167,648
Monsanto Company	1,195,600	102,367,272

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Growth Fund	15

Security Name		Shares	Value

Chemicals (continued)
Praxair Incorporated «		1,685,800	$174,918,608

			317,453,528

Total Common Stocks (Cost $8,095,785,283)			9,994,164,926

		Principal
Other: 0.01%
Gryphon Funding Limited, Pass-Through Entity (i)(v)(a)		$5,115,180	1,381,098

Total Other (Cost $600,960)			1,381,098

	Yield	Shares
Short-Term Investments: 11.52%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	298,256,409	298,256,409
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	887,190,792	887,190,792

Total Short-Term Investments (Cost $1,185,447,201)			1,185,447,201

Total Investments in Securities
(Cost $9,281,833,444) *	108.60%	11,180,993,225
Other Assets and Liabilities, Net	(8.60)	(885,050,200)

Total Net Assets	100.00%	$10,295,943,025

†	Non-income earning security

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

*	Cost for federal income tax purposes is $9,322,758,739 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,145,108,374
Gross unrealized depreciation	(286,873,888)

Net unrealized appreciation	$1,858,234,486

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Growth Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$9,995,546,024
In affiliated securities, at value (see cost below)	1,185,447,201

Total investments, at value (see cost below)	11,180,993,225
Receivable for investments sold	63,593,153
Receivable for Fund shares sold	26,543,001
Receivable for dividends	1,517,548
Receivable for securities lending income	202,858
Prepaid expenses and other assets	187,002

Total assets	11,273,036,787

Liabilities
Payable for investments purchased	64,621,793
Payable for Fund shares redeemed	15,292,410
Payable upon receipt of securities loaned	887,791,752
Advisory fee payable	5,222,142
Distribution fees payable	332,928
Due to other related parties	2,008,419
Accrued expenses and other liabilities	1,824,318

Total liabilities	977,093,762

Total net assets	$10,295,943,025

NET ASSETS CONSIST OF
Paid-in capital	$8,658,354,998
Accumulated net realized losses on investments	(261,571,754)
Net unrealized gains on investments	1,899,159,781

Total net assets	$10,295,943,025

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,265,844,900
Shares outstanding – Class A	59,865,331
Net asset value per share – Class A	$37.85
Maximum offering price per share – Class A2	$40.16
Net assets – Class C	$525,285,281
Shares outstanding – Class C	14,828,950
Net asset value per share – Class C	$35.42
Net assets – Administrator Class	$2,984,774,813
Shares outstanding – Administrator Class	75,137,164
Net asset value per share – Administrator Class	$39.72
Net assets – Institutional Class	$2,312,074,349
Shares outstanding – Institutional Class	56,632,239
Net asset value per share – Institutional Class	$40.83
Net assets – Investor Class	$2,207,963,682
Shares outstanding – Investor Class	58,456,305
Net asset value per share – Investor Class	$37.77

Investments in unaffiliated securities, at cost	$8,096,386,243

Investments in affiliated securities, at cost	$1,185,447,201

Total investments, at cost	$9,281,833,444

Securities on loan, at value	$855,074,645

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Growth Fund	17

Investment income
Dividends*	$45,526,409
Securities lending income, net	6,842,562
Income from affiliated securities	303,377

Total investment income	52,672,348

Expenses
Advisory fee	52,492,646
Administration fees
Fund level	3,834,373
Class A	4,951,185
Class C	1,086,476
Administrator Class	2,287,386
Institutional Class	1,378,868
Investor Class	6,677,202
Shareholder servicing fees
Class A	4,760,754
Class C	1,044,688
Administrator Class	5,533,455
Investor Class	5,063,941
Distribution fees
Class C	3,134,063
Custody and accounting fees	410,979
Professional fees	36,433
Registration fees	235,945
Shareholder report expenses	415,382
Trustees’ fees and expenses	10,607
Other fees and expenses	141,271

Total expenses	93,495,654
Less: Fee waivers and/or expense reimbursements	(1,786,715)

Net expenses	91,708,939

Net investment loss	(39,036,591)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(225,338,804)
Net change in unrealized gains (losses) on investments	939,632,051

Net realized and unrealized gains (losses) on investments	714,293,247

Net increase in net assets resulting from operations	$675,256,656

* Net of foreign dividend withholding taxes of	$11,846

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Growth Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment loss		$(39,036,591)		$(23,841,563)
Net realized gains (losses) on investments		(225,338,804)		100,634,865
Net change in unrealized gains (losses) on investments		939,632,051		773,966,368

Net increase in net assets resulting from operations		675,256,656		850,759,670

Distributions to shareholders from
Net realized gains
Class A		(22,822,266)		0
Class C		(4,924,744)		0
Administrator Class		(24,893,217)		0
Institutional Class		(18,155,514)		0
Investor Class		(25,630,798)		0

Total distributions to shareholders		(96,426,539)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	45,084,569	1,609,802,564	31,618,568	1,080,012,208
Class C	9,260,855	308,259,538	6,581,626	214,820,537
Administrator Class	54,655,303	2,072,257,753	32,395,353	1,154,516,727
Institutional Class	40,423,928	1,577,726,976	17,002,296	633,070,434
Investor Class	27,864,565	1,001,221,628	20,341,888	687,118,438

		6,569,268,459		3,769,538,344

Reinvestment of distributions
Class A	605,550	21,285,084	0	0
Class C	94,859	3,135,087	0	0
Administrator Class	619,824	22,828,128	0	0
Institutional Class	464,162	17,549,951	0	0
Investor Class	701,493	24,615,404	0	0

		89,413,654		0

Payment for shares redeemed
Class A	(19,402,054)	(717,639,483)	(4,304,058)	(146,726,940)
Class C	(1,412,210)	(48,291,704)	(290,159)	(9,588,300)
Administrator Class	(15,811,398)	(612,739,866)	(11,938,560)	(435,375,226)
Institutional Class	(10,047,770)	(399,055,588)	(4,385,240)	(158,832,388)
Investor Class	(17,762,906)	(640,909,388)	(8,785,871)	(294,439,261)

		(2,418,636,029)		(1,044,962,115)

Net increase in net assets resulting from capital share transactions		4,240,046,084		2,724,576,229

Total increase in net assets		4,818,876,201		3,575,335,899

Net assets
Beginning of period		5,477,066,824		1,901,730,925

End of period		$10,295,943,025		$5,477,066,824

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$35.88	$26.10	$21.13	$25.20	$26.36
Net investment loss	(0.21)[2]	(0.27)[2]	(0.16)[2]	(0.08)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	2.65	10.05	5.13	(3.99)	(1.00)

Total from investment operations	2.44	9.78	4.97	(4.07)	(1.16)
Distributions to shareholders from
Net realized gains	(0.47)	0.00	0.00	0.00	0.00
Net asset value, end of period	$37.85	$35.88	$26.10	$21.13	$25.20
Total return[3]	6.93%	37.43%	23.52%	(16.15)%	(4.40)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.24%	1.31%	1.35%	1.35%
Net expenses	1.20%	1.24%	1.30%	1.29%	1.30%
Net investment loss	(0.56)%	(0.81)%	(0.64)%	(0.44)%	(0.60)%
Supplemental data
Portfolio turnover rate	47%	54%	72%	88%	122%
Net assets, end of period (000’s omitted)	$2,265,845	$1,204,675	$163,485	$46,250	$34,992

1.	Effective June 20, 2008, Advisor Class was renamed Class A.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$33.86	$24.81	$20.24	$24.30	$25.62
Net investment loss	(0.46)[1]	(0.51)[1]	(0.34)[1]	(0.21)[1]	(0.35)[1]
Net realized and unrealized gains (losses) on investments	2.49	9.56	4.91	(3.85)	(0.97)

Total from investment operations	2.03	9.05	4.57	(4.06)	(1.32)
Distributions to shareholders from
Net realized gains	(0.47)	0.00	0.00	0.00	0.00
Net asset value, end of period	$35.42	$33.86	$24.81	$20.24	$24.30
Total return[2]	6.12%	36.44%	22.58%	(16.71)%	(5.15)%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.99%	2.06%	2.07%	2.11%
Net expenses	1.95%	1.99%	2.05%	2.02%	2.05%
Net investment loss	(1.32)%	(1.57)%	(1.40)%	(1.17)%	(1.36)%
Supplemental data
Portfolio turnover rate	47%	54%	72%	88%	122%
Net assets, end of period (000’s omitted)	$525,285	$233,114	$14,737	$2,387	$1,307

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$37.54	$27.24	$21.98	$26.12	$27.23
Net investment loss	(0.13)[1]	(0.18)[1]	(0.08)[1]	(0.01)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	2.78	10.48	5.34	(4.13)	(1.04)

Total from investment operations	2.65	10.30	5.26	(4.14)	(1.11)
Distributions to shareholders from
Net realized gains	(0.47)	0.00	0.00	0.00	0.00
Net asset value, end of period	$39.72	$37.54	$27.24	$21.98	$26.12
Total return	7.15%	37.81%	23.93%	(15.85)%	(4.08)%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.08%	1.13%	1.18%	1.17%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.33)%	(0.51)%	(0.29)%	(0.07)%	(0.25)%
Supplemental data
Portfolio turnover rate	47%	54%	72%	88%	122%
Net assets, end of period (000’s omitted)	$2,984,775	$1,339,245	$414,489	$196,301	$109,958

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$38.49	$27.88	$22.46	$26.65	$27.74
Net investment income (loss)	(0.05)[1]	(0.12)[1]	(0.03)[1]	0.01 [1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.86	10.73	5.45	(4.20)	(1.06)

Total from investment operations	2.81	10.61	5.42	(4.19)	(1.09)
Distributions to shareholders from
Net realized gains	(0.47)	0.00	0.00	0.00	0.00
Net asset value, end of period	$40.83	$38.49	$27.88	$22.46	$26.65
Total return	7.37%	38.06%	24.13%	(15.72)%	(3.93)%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.81%	0.86%	0.91%	0.90%
Net expenses	0.76%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.13)%	(0.35)%	(0.12)%	0.07%	(0.10)%
Supplemental data
Portfolio turnover rate	47%	54%	72%	88%	122%
Net assets, end of period (000’s omitted)	$2,312,074	$992,748	$367,360	$255,282	$260,671

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Growth Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$35.83	$26.09	$21.14	$25.23	$26.43
Net investment loss	(0.23)[1]	(0.28)[1]	(0.17)[1]	(0.10)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	2.64	10.02	5.12	(3.99)	(1.00)

Total from investment operations	2.41	9.74	4.95	(4.09)	(1.20)
Distributions to shareholders from
Net realized gains	(0.47)	0.00	0.00	0.00	0.00
Net asset value, end of period	$37.77	$35.83	$26.09	$21.14	$25.23
Total return	6.85%	37.29%	23.42%	(16.21)%	(4.54)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.31%	1.41%	1.46%	1.49%
Net expenses	1.26%	1.31%	1.40%	1.40%	1.44%
Net investment loss	(0.64)%	(0.85)%	(0.71)%	(0.54)%	(0.73)%
Supplemental data
Portfolio turnover rate	47%	54%	72%	88%	122%
Net assets, end of period (000’s omitted)	$2,207,964	$1,707,285	$941,660	$748,218	$958,160

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to Financial Statements	Wells Fargo Advantage Growth Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses and redemptions in-kind. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(23,081,162)	$39,036,591	$(15,955,429)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all

26	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had post-enactment capital loss carryforwards which consist of $219,708,344 in short-term capital losses and $938,115 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$9,994,164,926	$0	$0	$9,994,164,926
Other	0	0	1,381,098	1,381,098
Short-term investments
Investment companies	298,256,409	887,190,792	0	1,185,447,201
	$10,292,421,335	$887,190,792	$1,381,098	$11,180,993,225

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Growth Fund	27

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A, 1.97% for Class C, 0.96% for Administrator Class, 0.75% for Institutional Class and 1.29% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $784,067 from the sale of Class A shares and $39,132 and $59,997 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $8,010,501,119 and $3,792,085,549, respectively.

28	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $14,848 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2012 was $ 96,426,539 of long-term capital gains. During the year ended July 31, 2011, the Fund did not pay any distributions to shareholders.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains	Capital Loss Carryforward
$1,858,234,486	$(220,646,459)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Growth Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

30	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $96,426,539 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

34	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Multi-Cap Growth Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund higher than the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	35

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211378 09-12 A206/AR206 07-12

Wells Fargo Advantage

Intrinsic Value Fund

Annual Report

July 31, 2012

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The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic Value Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Value Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Intrinsic Value Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Gary Lisenbee

Jeffrey Peck

FUND INCEPTION

August 1, 2006

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	4.38%
Russell 1000® Value Index[1]	7.64%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.17% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.24% and 1.18%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Intrinsic Value Fund Class A shares for the life of the Fund with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Intrinsic Value Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	For the 12-month period that ended July 31, 2012, the Fund underperformed its benchmark, the Russell 1000® Value Index, primarily as a result of security selection.

■

Stock selection in the financials, energy, health care, and industrials sectors detracted from the Fund’s relative performance. On the positive side, security selection in the information technology (IT) and consumer discretionary sectors added to relative return. An overweight to the poor-performing IT sector partially offset the contribution from strong stock selection in that group.

■

Although challenging, we believe the current environment favors our bottom-up, research-intensive stock selection process, which is based on the premise that we are acquiring the entirety of a business rather than just shares of stock. In effect, we view ourselves as partial owners of each one of the Fund’s holdings. As such, our research team devotes the majority of its resources to building on our knowledge of these companies and monitoring their value drivers.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Home Depot Incorporated	3.33%
Abbott Laboratories	3.32%
Diageo plc	3.18%
The Hershey Company	3.03%
Apple Incorporated	3.00%
EMC Corporation	2.93%
Nextera Energy Incorporated	2.88%
Time Warner Incorporated	2.82%
International Business Machines Corporation	2.76%
Northrop Grumman Corporation	2.73%

In a challenging environment for value investors, the Fund underperformed its benchmark.

As measured by the Russell indexes, large-cap companies significantly outperformed their mid-cap and small-cap counterparts during the period. However, when viewed by style, growth outperformed value stocks within the large-cap range, to the detriment of the value-oriented Fund.

Security selection in the financials, energy, health care, and industrials sectors subtracted from the Fund’s performance. Within financials, Utah-based regional bank Zions Bancorporation, Spanish-based Banco Santander S.A. ADR, and brokerage provider The Charles Schwab Corporation detracted the most value. In the energy sector, integrated oil company Hess Corporation subtracted the most from relative return. Meanwhile, in health care, injectable pharmaceutical developer Hospira Incorporated was the main detractor. Finally, in industrials, the primary detractor was highly diversified industrial products manufacturer SPX Corporation.

On the positive side, stock selection in the IT and consumer discretionary sectors added value. Primary contributors in IT included consumer electronics firm Apple Incorporated and eBay Incorporated, the largest online marketplace provider. Within consumer discretionary, home-improvement retailer The Home Depot Incorporated and luxury designer Ralph Lauren Corporation added the most value to relative results.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	7

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s overweight in the consumer staples sector increased due to a new investment in beverage and snack food provider PepsiCo Incorporated. The purchase of health care provider Cigna Corporation decreased the Fund’s underweight in the health care sector. The Fund’s overweight in the consumer discretionary sector decreased with the sales of retailer J. C. Penney Company Incorporated and luxury designer Ralph Lauren Corporation; however, the decline was partially offset by the purchase of automotive supplier TRW Automotive Holdings Corporation. A net increase in the Fund’s financials sector underweight resulted from sales of diversified financial services company Bank of America Corporation, Spanish-based Banco Santander S.A., and regional bank East West Bancorp Incorporated coupled with purchases of holding company Franklin Resources Incorporated and financial services holding company SunTrust Banks Incorporated. The Fund’s underweight in the energy sector also increased. Trades in the energy sector had a moderate impact, with the majority of the shift in relative weight resulting from the benchmark’s reconstitution. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

We remain focused on long-term fundamentals despite near-term volatility.

Stock prices are reacting to daily macro-related events and announcements. This will most likely remain the case, especially in today’s environment where the problem is one of too much information in an almost instantaneous manner. We have no reason to expect this situation to change, and in fact it is most likely to accelerate as technology allows for faster and broader access to information. The challenge, therefore, to investors (as opposed to traders) is to identify information that is relevant to the prospects of the business over the next several years. Consequently, our investment team devotes the majority of its time to acquiring and maintaining an in-depth understanding of the Fund’s current investments rather than attempting to forecast events that may or may not have an impact on short-term security prices.

Our discussions with company management teams indicate that expectations for both U.S. and global economic growth will remain muted over the near term. On the positive side, many companies are operating at high profitability levels, and earnings continue to grow. Also, even though capital budgets are expanding, several companies are generating increasing levels of free cash flow that can be used for dividend increases, share repurchases, and strengthening balance sheets. Despite a challenging economic environment, we believe our experienced investment team can continue to identify such high-quality businesses that are trading at a discount with catalysts that could lead to stock price appreciation over the coming years.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Intrinsic Value Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[7]
Class A (EIVAX)	08/01/2006	0.20	(1.62)	1.01	3.31	6.31	4.38	2.22	4.33	1.24%	1.18%
Class B (EIVBX)**	08/01/2006	0.83	(0.98)	1.10	3.43	5.83	3.56	1.44	3.57	1.99%	1.93%
Class C (EIVCX)	08/01/2006	4.86	2.62	1.44	3.57	5.86	3.62	1.44	3.57	1.99%	1.93%
Administrator Class (EIVDX)	07/30/2010					6.42	4.57	2.39	4.51	1.08%	0.96%
Institutional Class (EIVIX)	08/01/2006					6.50	4.71	2.50	4.61	0.81%	0.81%
Russell 1000 Value Index						5.80	7.64	(1.06)	1.27

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 0.95% for Administrator Class and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,063.14	$6.00	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87	1.17%
Class B
Actual	$1,000.00	$1,058.34	$9.83	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.62	1.92%
Class C
Actual	$1,000.00	$1,058.58	$9.83	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.62	1.92%
Administrator Class
Actual	$1,000.00	$1,064.17	$4.88	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,065.04	$4.11	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of investments—July 31, 2012

Security Name	Shares	Value

Common Stocks: 96.56%

Consumer Discretionary: 8.19%

Auto Components: 2.02%
TRW Automotive Holdings Corporation †	186,000	$7,309,800

Media: 2.82%
Time Warner Incorporated «	261,000	10,210,320

Specialty Retail: 3.35%
Home Depot Incorporated	231,000	12,053,580
Tiffany & Company «	1,400	76,902

		12,130,482

Consumer Staples: 14.60%

Beverages: 5.71%
Diageo plc «	107,500	11,491,750
PepsiCo Incorporated	126,000	9,163,980

		20,655,730

Food & Staples Retailing: 1.26%
Safeway Incorporated «	293,000	4,556,150

Food Products: 7.63%
H.J. Heinz Company «	154,000	8,502,340
The Hershey Company	153,000	10,976,220
Unilever NV «	235,000	8,142,750

		27,621,310

Energy: 8.01%

Energy Equipment & Services: 2.15%
Schlumberger Limited	109,000	7,767,340

Oil, Gas & Consumable Fuels: 5.86%
Hess Corporation	170,000	8,017,200
Occidental Petroleum Corporation	85,000	7,397,550
QEP Resources Incorporated	193,000	5,795,790

		21,210,540

Financials: 14.85%

Capital Markets: 6.51%
Charles Schwab Corporation «	565,000	7,135,950
Franklin Resources Incorporated «	64,000	7,356,800
Northern Trust Corporation «	200,000	9,080,000

		23,572,750

Commercial Banks: 6.09%
M&T Bank Corporation «	89,000	7,639,760
SunTrust Banks Incorporated	328,000	7,757,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2012	Wells Fargo Advantage Intrinsic Value Fund	11

Security Name	Shares	Value

Commercial Banks (continued)
Zions Bancorporation «	365,000	$6,643,000

		22,039,960

Diversified Financial Services: 2.25%
JPMorgan Chase & Company	226,000	8,136,000

Health Care: 10.85%

Health Care Equipment & Supplies: 3.91%
Baxter International Incorporated	144,000	8,425,440
Hospira Incorporated †«	165,000	5,733,750

		14,159,190

Health Care Providers & Services: 2.07%
CIGNA Corporation	186,000	7,492,080

Pharmaceuticals: 4.87%
Abbott Laboratories	181,000	12,002,110
Eli Lilly & Company	127,200	5,600,616

		17,602,726

Industrials: 11.96%

Aerospace & Defense: 6.11%
Boeing Company	122,000	9,017,020
Huntington Ingalls Industries Incorporated †	83,000	3,236,170
Northrop Grumman Corporation	149,000	9,863,800

		22,116,990

Air Freight & Logistics: 2.03%
United Parcel Service Incorporated Class B	97,000	7,334,170

Machinery: 3.82%
Deere & Company «	97,000	7,451,540
SPX Corporation	105,000	6,375,600

		13,827,140

Information Technology: 20.33%

Communications Equipment: 2.39%
QUALCOMM Incorporated	145,000	8,653,600

Computers & Peripherals: 5.93%
Apple Incorporated †	17,800	10,871,528
EMC Corporation †	404,000	10,588,840

		21,460,368

Internet Software & Services: 2.34%
eBay Incorporated †	191,000	8,461,300

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of investments—July 31, 2012

Security Name		Shares	Value

IT Services: 2.76%
International Business Machines Corporation		51,000	$9,994,980

Semiconductors & Semiconductor Equipment: 1.60%
Texas Instruments Incorporated		213,000	5,802,120

Software: 5.31%
Intuit Incorporated		165,500	9,602,310
Oracle Corporation		318,000	9,603,600

			19,205,910

Materials: 1.76%

Chemicals: 1.76%
Dow Chemical Company «		221,000	6,360,380

Telecommunication Services: 2.18%

Wireless Telecommunication Services: 2.18%
Vodafone Group plc ADR		275,000	7,906,250

Utilities: 3.83%

Electric Utilities: 2.88%
Nextera Energy Incorporated «		147,000	10,422,300

Gas Utilities: 0.95%
Questar Corporation		170,000	3,459,500

Total Common Stocks (Cost $278,265,504)			349,469,386

	Yield
Short-Term Investments: 18.12%

Investment Companies: 18.12%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	13,055,822	13,055,822
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.19	52,548,275	52,548,275

Total Short-Term Investments (Cost $65,604,097)			65,604,097

Total Investments in Securities
(Cost $343,869,601)*	114.68%	415,073,483
Other Assets and Liabilities, Net	(14.68)	(53,143,475)

Total Net Assets	100.00%	$361,930,008

†	Non-income earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $344,379,183 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$78,422,571
Gross unrealized depreciation	(7,728,271)

Net unrealized appreciation	$70,694,300

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2012	Wells Fargo Advantage Intrinsic Value Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$349,469,386
In affiliated securities, at value (see cost below)	65,604,097

Total investments, at value (see cost below)	415,073,483
Receivable for investments sold	1,141,244
Receivable for Fund shares sold	191,917
Receivable for dividends	528,663
Receivable for securities lending income	4,471
Prepaid expenses and other assets	55,910

Total assets	416,995,688

Liabilities
Payable for Fund shares redeemed	1,925,740
Payable upon receipt of securities loaned	52,548,275
Advisory fee payable	216,468
Distribution fees payable	15,578
Due to other related parties	59,357
Accrued expenses and other liabilities	300,262

Total liabilities	55,065,680

Total net assets	$361,930,008

NET ASSETS CONSIST OF
Paid-in capital	$273,491,905
Undistributed net investment income	1,996,045
Accumulated net realized gains on investments	15,238,176
Net unrealized gains on investments	71,203,882

Total net assets	$361,930,008

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$87,784,105
Shares outstanding – Class A	8,409,815
Net asset value per share – Class A	$10.44
Maximum offering price per share – Class A2	$11.08
Net assets – Class B	$4,322,532
Shares outstanding – Class B	418,005
Net asset value per share – Class B	$10.34
Net assets – Class C	$20,187,369
Shares outstanding – Class C	1,960,440
Net asset value per share – Class C	$10.30
Net assets – Administrator Class	$26,686,639
Shares outstanding – Administrator Class	2,475,329
Net asset value per share – Administrator Class	$10.78
Net assets – Institutional Class	$222,949,363
Shares outstanding – Institutional Class	21,274,390
Net asset value per share – Institutional Class	$10.48

Investments in unaffiliated securities, at cost	$278,265,504

Investments in affiliated securities, at cost	$65,604,097

Total investments, at cost	$343,869,601

Securities on loan, at value	$51,037,635

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Value Fund	Statement of Operations—Year Ended July 31, 2012

Investment income
Dividends*	$8,129,398
Securities lending income, net	76,093
Income from affiliated securities	15,511

Total investment income	8,221,002

Expenses
Advisory fee	2,447,077
Administration fees
Fund level	188,237
Class A	279,172
Class B	14,338
Class C	59,895
Administrator Class	16,974
Institutional Class	178,860
Shareholder servicing fees
Class A	239,732
Class B	13,786
Class C	57,288
Administrator Class	42,433
Distribution fees
Class B	41,359
Class C	172,775
Custody and accounting fees	26,881
Professional fees	22,310
Registration fees	25,712
Shareholder report expenses	75,833
Trustees’ fees and expenses	7,482
Other fees and expenses	27,677

Total expenses	3,937,821
Less: Fee waivers and/or expense reimbursements	(132,515)

Net expenses	3,805,306

Net investment income	4,415,696

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	17,185,013
Net change in unrealized gains (losses) on investments	(16,910,395)

Net realized and unrealized gains (losses) on investments	274,618

Net increase in net assets resulting from operations	$4,690,314

* Net of foreign dividend withholding taxes of	$51,464

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Intrinsic Value Fund	15

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment income		$4,415,696		$11,612,277
Net realized gains on investments		17,185,013		234,614,091
Net change in unrealized gains (losses) on investments		(16,910,395)		18,798,707

Net increase in net assets resulting from operations		4,690,314		265,025,075

Distributions to shareholders from
Net investment income
Class A		(3,158,452)		(1,412,791)
Class B		(102,030)		(4,240)
Class C		(486,427)		(57,276)
Administrator Class		(53,362)		(4,447,278)
Institutional Class		(6,661,737)		(9,157,759)
Net realized gains
Class A		(11,786,758)		0
Class B		(603,944)		0
Class C		(2,557,958)		0
Administrator Class		(1,707,718)		0
Institutional Class		(20,996,038)		0

Total distributions to shareholders		(48,114,424)		(15,079,344)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,647,052	16,994,714	4,196,329	45,841,771
Class B	18,971	190,176	34,726	374,026
Class C	254,471	2,585,635	650,652	7,003,299
Administrator Class	2,764,809	28,764,230	47,209,092	462,799,715
Institutional Class	4,712,518	47,964,906	23,272,496	247,394,935

		96,499,661		763,413,746

Reinvestment of distributions
Class A	1,315,618	12,628,143	110,602	1,208,879
Class B	68,307	649,452	362	3,926
Class C	283,110	2,683,755	4,483	48,590
Administrator Class	82,852	810,567	402,094	4,406,952
Institutional Class	2,479,308	23,891,924	700,649	7,679,116

		40,663,841		13,347,463

Payment for shares redeemed
Class A	(8,398,558)	(84,847,840)	(5,498,609)	(61,172,846)
Class B	(343,683)	(3,499,264)	(307,645)	(3,443,351)
Class C	(1,064,389)	(10,746,413)	(938,856)	(10,500,544)
Administrator Class	(1,211,695)	(11,999,406)	(46,772,836)	(540,610,675)
Institutional Class	(9,917,914)	(102,812,211)	(112,371,263)	(1,222,497,717)

		(213,905,134)		(1,838,225,133)

Net decrease in net assets resulting from capital share transactions		(76,741,632)		(1,061,463,924)

Total decrease in net assets		(120,165,742)		(811,518,193)

Net assets
Beginning of period		482,095,750		1,293,613,943

End of period		$361,930,008		$482,095,750

Undistributed net investment income		$1,996,045		$8,042,357

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.50	$9.84	$8.48	$10.19	$11.53
Net investment income	0.11 [2]	0.10	0.10 [2]	0.10	0.09
Net realized and unrealized gains (losses) on investments	0.24	1.65	1.31	(1.71)	(0.96)

Total from investment operations	0.35	1.75	1.41	(1.61)	(0.87)
Distributions to shareholders from
Net investment income	(0.28)	(0.09)	(0.05)	(0.04)	(0.05)
Net realized gains	(1.13)	0.00	0.00	(0.06)	(0.42)

Total distributions to shareholders	(1.41)	(0.09)	(0.05)	(0.10)	(0.47)
Net asset value, end of period	$10.44	$11.50	$9.84	$8.48	$10.19
Total return[3]	4.38%	17.88%	16.67%	(15.62)%	(7.89)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.17%	1.15%	1.12%
Net expenses	1.17%	1.17%	1.11%	1.14%	1.11%
Net investment income	1.05%	0.81%	1.05%	1.62%	0.96%
Supplemental data
Portfolio turnover rate	34%	25%	23%	23%	26%
Net assets, end of period (000’s omitted)	$87,784	$159,178	$147,957	$90,382	$88,456

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.37	$9.72	$8.40	$10.11	$11.48
Net investment income	0.03 [2]	0.01 [2]	0.03 [2]	0.07 [2]	0.02
Net realized and unrealized gains (losses) on investments	0.24	1.64	1.29	(1.72)	(0.97)

Total from investment operations	0.27	1.65	1.32	(1.65)	(0.95)
Distributions to shareholders from
Net investment income	(0.17)	(0.00)[3]	0.00	0.00	0.00
Net realized gains	(1.13)	0.00	0.00	(0.06)	(0.42)

Total distributions to shareholders	(1.30)	(0.00)[3]	0.00	(0.06)	(0.42)
Net asset value, end of period	$10.34	$11.37	$9.72	$8.40	$10.11
Total return[4]	3.56%	17.03%	15.71%	(16.22)%	(8.58)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.99%	1.93%	1.91%	1.91%
Net expenses	1.92%	1.91%	1.88%	1.90%	1.90%
Net investment income	0.27%	0.07%	0.30%	0.84%	0.15%
Supplemental data
Portfolio turnover rate	34%	25%	23%	23%	26%
Net assets, end of period (000’s omitted)	$4,323	$7,666	$9,206	$10,014	$18,248

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.35	$9.72	$8.40	$10.11	$11.48
Net investment income	0.03 [2]	0.02	0.03 [2]	0.06 [2]	0.01
Net realized and unrealized gains (losses) on investments	0.24	1.63	1.29	(1.71)	(0.96)

Total from investment operations	0.27	1.65	1.32	(1.65)	(0.95)
Distributions to shareholders from
Net investment income	(0.19)	(0.02)	0.00	0.00	0.00
Net realized gains	(1.13)	0.00	0.00	(0.06)	(0.42)

Total distributions to shareholders	(1.32)	(0.02)	0.00	(0.06)	(0.42)
Net asset value, end of period	$10.30	$11.35	$9.72	$8.40	$10.11
Total return[3]	3.62%	16.98%	15.71%	(16.22)%	(8.58)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.97%	1.94%	1.92%	1.91%
Net expenses	1.92%	1.92%	1.88%	1.91%	1.90%
Net investment income	0.26%	0.07%	0.29%	0.84%	0.18%
Supplemental data
Portfolio turnover rate	34%	25%	23%	23%	26%
Net assets, end of period (000’s omitted)	$20,187	$28,230	$26,934	$20,396	$22,369

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010[1]
Net asset value, beginning of period	$11.55	$9.87	$9.87
Net investment income	0.12 [2]	0.11 [2]	0.00
Net realized and unrealized gains (losses) on investments	0.28	1.68	0.00

Total from investment operations	0.40	1.79	0.00
Distributions to shareholders from
Net investment income	(0.04)	(0.11)	0.00
Net realized gains	(1.13)	0.00	0.00

Total distributions to shareholders	(1.17)	(0.11)	0.00
Net asset value, end of period	$10.78	$11.55	$9.87
Total return[3]	4.57%	18.23%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.06%	0.00%
Net expenses	0.95%	0.95%	0.00%
Net investment income	1.13%	1.04%	0.00%
Supplemental data
Portfolio turnover rate	34%	25%	23%
Net assets, end of period (000’s omitted)	$26,687	$9,693	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$11.56	$9.87	$8.51	$10.22	$11.55
Net investment income	0.14 [2]	0.13 [2]	0.12 [2]	0.12	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.24	1.67	1.32	(1.72)	(0.98)

Total from investment operations	0.38	1.80	1.44	(1.60)	(0.84)
Distributions to shareholders from
Net investment income	(0.33)	(0.11)	(0.08)	(0.05)	(0.07)
Net realized gains	(1.13)	0.00	0.00	(0.06)	(0.42)

Total distributions to shareholders	(1.46)	(0.11)	(0.08)	(0.11)	(0.49)
Net asset value, end of period	$10.48	$11.56	$9.87	$8.51	$10.22
Total return	4.71%	18.32%	16.93%	(15.44)%	(7.66)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.79%	0.94%	0.92%	0.89%
Net expenses	0.82%	0.79%	0.88%	0.91%	0.88%
Net investment income	1.35%	1.16%	1.27%	1.86%	1.25%
Supplemental data
Portfolio turnover rate	34%	25%	23%	23%	26%
Net assets, end of period (000’s omitted)	$222,949	$277,329	$1,109,507	$348,093	$299,456

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to equalization payments. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Accumulated Net Realized Gains on Investments
$20,000,000	$(20,000,000)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all

Notes to Financial Statements	Wells Fargo Advantage Intrinsic Value Fund	23

short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$349,469,386	$0	$0	$349,469,386
Short-term investments
Investment companies	13,055,822	52,548,275	0	65,604,097
	$362,525,208	$52,548,275	$0	$415,073,483

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

24	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 0.95% for Administrator Class and 0.85% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $9,034 from the sale of Class A shares and $4,670 and $2,089 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $124,660,696 and $239,219,468, respectively.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic Value Fund	25

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $746 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 were as follows:

	Year Ended July 31,
	2012	2011
Ordinary Income	$10,462,008	$15,079,344
Long-term Capital Gain	37,652,416	0

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains
$2,003,857	$15,747,757	$70,694,300

8. REDEMPTION IN-KIND

After the close of business on March 28, 2011, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $427,928,397 and cash in the amount of $23,965,784. The Fund recognized gains in the amount of $127,937,466, which are reflected on the Statement of Changes in Net Assets for the year ended July 31, 2011. The redemption in-kind represented 44.44% of the Fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

26	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Intrinsic Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Value Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

28	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2012.

Pursuant to Section 852 of the Internal Revenue Code, $37,652,416 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $10,462,008 of income dividends paid during the fiscal year ended July 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $38,396 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“MetWest”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with MetWest are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and MetWest and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and MetWest were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and MetWest under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and MetWest, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and MetWest. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and MetWest about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and MetWest supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board

32	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

noted that the performance of the Fund was higher than the median performance of the Universe for all other periods under review, except for the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Large-Cap Core Funds Index, for the periods under review, except for the one-year period.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were equal to or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to MetWest for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Groups, except for Class A. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until November 30, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and MetWest to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to MetWest, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	33

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and MetWest

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including MetWest, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and MetWest with the Fund and benefits potentially derived from an increase in Funds Management’s and MetWest’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including MetWest).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and MetWest annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Intrinsic Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211379 09-12 A207/AR207 07-12

Wells Fargo Advantage Large Cap Core Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Core Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Core Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Large Cap Core Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Large Cap Core Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Golden Capital Management, LLC

PORTFOLIO MANAGER

Jeff C. Moser, CFA

FUND INCEPTION

December 17, 2007

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	9.27%
S&P 500 Index[1]	9.13%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.14% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.30% and 1.14%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Large Cap Core Fund Class A shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended July 31, 2012, the Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the S&P 500 Index. The Fund also delivered a solid absolute return as investors were rewarded for remaining in the stock market.

■

The Fund’s best-performing sectors relative to the benchmark were consumer discretionary and financials. Notable strong performers within consumer discretionary were Ross Stores Incorporated, Foot Locker Incorporated, and Home Depot Incorporated. The Fund’s relative advantage in the financials sector came primarily from its underweight to this weak-performing group. Overall stock selection within financials was positive and benefited from gains in regional banks Fifth Third Bancorp and U.S. Bancorp.

■

Relative to the benchmark, the Fund’s weakest-performing sectors were energy and materials. An overweight position in energy, which was one of the weaker-performing sectors for the 12-month period, and a decline in the shares of Halliburton Company were notable detractors. The decline in shares of Rockwood Holdings Incorporated held back relative returns within the materials sector.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	2.64%
Comcast Corporation Class A	2.53%
IAC/InterActive Corporation	2.35%
Chevron Corporation	2.33%
CVS Caremark Corporation	2.32%
Amgen Incorporated	2.31%
International Business Machines Corporation	2.30%
GNC Holdings Incorporated Class A	2.28%
Verizon Communications Incorporation	2.26%
Wal-Mart Stores Incorporated	2.22%

The period had its ups and downs.

The period started with domestic and global concerns that escalated to outright fear and a steep decline in equities. Late in the summer of 2011, it became clear that the politicians in Washington, D.C., were going to make the debate over whether to increase the country’s statutory debt limit an exercise in brinksmanship. As a result, investors increasingly began to fear a government shutdown and a potential default on U.S. government debt. All the while, European sovereign debt concerns continued to simmer in the background. With diminished expectations for solutions and for decisive action by politicians on either side of the Atlantic, investors turned their attention to the Federal Reserve (Fed) in hopes of additional monetary stimulus.

The Fed responded with “Operation Twist,” extending the average maturity of its Treasury holdings by buying longer-dated securities and selling an equal amount of short-term securities, as well as by purchasing new mortgage-backed securities. These efforts and a soft rebound in economic activity toward the end of 2011 and beginning of 2012 enabled the stock market to post sizable gains in the fourth quarter of 2011 and first quarter of 2012. Investors’ risk appetite increased and smaller-capitalization, market-sensitive, and economically sensitive stocks led the way. The Fund benefited from this environment, as we had positioned it for slow growth with a bias toward risk and momentum. Relative returns were therefore strong during the fourth quarter of 2011 and first quarter of 2012. By the end of the reporting period, however, job growth and economic activity had slowed and debt burdens at home and especially abroad had caused the stock market to stall.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Large Cap Core Fund	Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

During these ups and downs (or, more accurately, downs and ups), the Fund’s overall performance was above its benchmark. The largest contributor to positive performance came from the consumer discretionary sector, where we had good stock selection. In an environment of economic uncertainty, a weak job market, and limited wage increases, we positioned our consumer stock selections for discount retailers (Ross Stores), a continuation of the trend in athletic and fitness apparel (Foot Locker), and a lower-risk play on a rebound in housing (Home Depot). Those three stocks were among the Fund’s best performers. We also limited the Fund’s exposure to financials because of the limited growth prospects among larger diversified financials and ongoing concerns about credit risk. This positioning proved beneficial as financials stocks lagged the benchmark’s return over the reporting period.

The Fund had less success from its investments in the energy and materials sectors. Energy stocks lagged as the weakening global economy and strength of the U.S. dollar sent crude oil prices lower. The Fund had an overweight exposure to the underperforming energy group and suffered a decline in shares of Halliburton, which offers drilling services that are closely linked to the direction of crude oil prices. The materials sector is a small weighting in the benchmark, but the Fund’s position in Rockwood Holdings, a chemical products company that is sensitive to changes in economic activity, lagged as the economy stalled in the spring and early summer of 2012.

In an uncertain macroeconomic environment, investors remain keenly focused on job growth and debt burdens.

Among the greatest risks to the global economy are the potential for financial contagion in the global banking system, the impending “fiscal cliff” in the U.S. at the beginning of 2013, and a potential “hard landing” in China’s economy. These are all well-known risks, and we believe that monetary and political authorities are taking steps to avoid or mitigate the negative impacts, should any of these risks materialize. Despite this difficult environment, the U.S. economy has remained remarkably resilient, weak but still growing. The tone of corporate managers and their forward-looking guidance will be critical to investor sentiment going forward. We believe that most companies will strike a cautious tone when they report earnings, which may contribute to volatility and market weakness in the short run. However, we believe reasonable equity valuations, improved clarity on the fiscal environment, continued monetary stimulus from the Fed, and a lowered bar for corporate earnings expectations may set the stage for equity returns near the long-term average.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Inception Date	6 Months*	1 Year	Life of Fund	6 Months*	1 Year	Life of Fund	Gross	Net[7]
Class A (EGOAX)	12/17/2007	0.42	3.03	(1.62)	6.50	9.27	(0.35)	1.30%	1.14%
Class C (EGOCX)	12/17/2007	5.18	7.50	(1.05)	6.18	8.50	(1.05)	2.05%	1.89%
Administrator Class (WFLLX)	07/16/2010				6.73	9.61	(0.19)	1.14%	0.90%
Institutional Class (EGOIX)	12/17/2007				6.85	9.88	0.03	0.87%	0.66%
Investor Class (WFLNX)	07/16/2010				6.50	9.21	(0.53)	1.37%	1.21%
S&P 500 Index					6.25	9.13	1.19

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class and Investor Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect higher expenses applicable to the Administrator Class and Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Large Cap Core Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,065.02	$5.85	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72	1.14%
Class C
Actual	$1,000.00	$1,061.80	$9.69	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.47	1.89%
Administrator Class
Actual	$1,000.00	$1,067.26	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Institutional Class
Actual	$1,000.00	$1,068.46	$3.39	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32	0.66%
Investor Class
Actual	$1,000.00	$1,065.02	$6.21	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07	1.21%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Cap Core Fund	11

Security Name	Shares	Value

Common Stocks: 98.21%

Consumer Discretionary: 12.71%

Media: 4.53%
CBS Corporation Class B	101,930	$3,410,578
Comcast Corporation Class A	132,582	4,315,544

		7,726,122

Specialty Retail: 8.18%
Foot Locker Incorporated	108,713	3,589,703
GNC Holdings Incorporated Class A	101,185	3,898,658
Home Depot Incorporated	61,738	3,221,489
Ross Stores Incorporated	49,085	3,261,207

		13,971,057

Consumer Staples: 6.62%

Food & Staples Retailing: 4.54%
CVS Caremark Corporation	87,681	3,967,565
Wal-Mart Stores Incorporated	50,812	3,781,937

		7,749,502

Personal Products: 2.08%
Herbalife Limited «	64,898	3,562,251

Energy: 13.24%

Energy Equipment & Services: 3.57%
Halliburton Company	98,825	3,274,072
National Oilwell Varco Incorporated	39,090	2,826,207

		6,100,279

Oil, Gas & Consumable Fuels: 9.67%
Chevron Corporation	36,304	3,978,192
ConocoPhillips «	61,795	3,364,120
Denbury Resources Incorporated †	177,575	2,684,934
Exxon Mobil Corporation	42,601	3,699,897
Occidental Petroleum Corporation	31,910	2,777,127

		16,504,270

Financials: 11.56%

Capital Markets: 1.57%
Raymond James Financial Incorporated	79,681	2,678,875

Commercial Banks: 4.04%
Fifth Third Bancorp	234,868	3,245,876
US Bancorp «	109,145	3,656,358

		6,902,234

Diversified Financial Services: 1.91%
JPMorgan Chase & Company	90,716	3,265,776

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Core Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Insurance: 4.04%
ACE Limited	48,659	$3,576,437
MetLife Incorporated	107,546	3,309,190

		6,885,627

Health Care: 14.46%

Biotechnology: 4.11%
Amgen Incorporated	47,698	3,939,855
Celgene Corporation †	45,004	3,080,974

		7,020,829

Health Care Providers & Services: 5.23%
Cardinal Health Incorporated	63,787	2,748,582
McKesson Corporation	33,843	3,070,575
UnitedHealth Group Incorporated	60,768	3,104,637

		8,923,794

Pharmaceuticals: 5.12%
Bristol-Myers Squibb Company «	88,636	3,155,442
Johnson & Johnson	41,674	2,884,674
Questcor Pharmaceuticals Incorporated †«	73,515	2,710,498

		8,750,614

Industrials: 9.18%

Aerospace & Defense: 1.66%
United Technologies Corporation	38,025	2,830,581

Air Freight & Logistics: 2.01%
FedEx Corporation	38,085	3,439,076

Industrial Conglomerates: 2.14%
General Electric Company	176,106	3,654,200

Machinery: 3.37%
Lincoln Electric Holdings Incorporated	76,435	3,048,228
Wabco Holdings Incorporated †	49,356	2,710,632

		5,758,860

Information Technology: 22.64%

Communications Equipment: 3.48%
Cisco Systems Incorporated	184,447	2,941,930
QUALCOMM Incorporated	50,335	3,003,993

		5,945,923

Computers & Peripherals: 4.57%
Apple Incorporated †	7,389	4,512,906
EMC Corporation †	125,333	3,284,978

		7,797,884

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Cap Core Fund	13

Security Name		Shares	Value

Internet Software & Services: 2.34%
IAC/InterActive Corporation		76,135	$4,005,462

IT Services: 4.46%
Alliance Data Systems Corporation †«		28,400	3,692,000
International Business Machines Corporation		20,021	3,923,716

			7,615,716

Semiconductors & Semiconductor Equipment: 1.91%
Intel Corporation		126,633	3,254,468

Software: 5.88%
Cadence Design Systems Incorporated †		298,780	3,651,092
Microsoft Corporation		103,513	3,050,528
Oracle Corporation		110,354	3,332,691

			10,034,311

Materials: 3.63%

Chemicals: 3.63%
Rockwood Holdings Incorporated †		66,389	2,935,722
W.R. Grace & Company †		58,090	3,255,364

			6,191,086

Telecommunication Services: 2.26%

Diversified Telecommunication Services: 2.26%
Verizon Communications Incorporated		85,429	3,856,265

Utilities: 1.91%

Electric Utilities: 1.91%
Duke Energy Corporation		48,139	3,262,858

Total Common Stocks (Cost $135,830,077)			167,687,920

		Principal
Other: 0.17%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		$1,064,472	287,407

Total Other (Cost $125,060)			287,407

	Yield	Shares
Short-Term Investments: 9.82%

Investment Companies: 9.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	2,537,197	2,537,197
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(u)(l)	0.19	14,233,965	14,233,965

Total Short-Term Investments (Cost $16,771,162)			16,771,162

Total Investments in Securities
(Cost $152,726,299) *	108.20%	184,746,489
Other Assets and Liabilities, Net	(8.20)	(14,004,816)

Total Net Assets	100.00%	$170,741,673

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Core Fund	Portfolio of Investments—July 31, 2012

«	All or a portion of this security is on loan.

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $153,193,477 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,990,540
Gross unrealized depreciation	(4,437,528)

Net unrealized appreciation	$31,553,012

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2012	Wells Fargo Advantage Large Cap Core Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$167,975,327
In affiliated securities, at value (see cost below)	16,771,162

Total investments, at value (see cost below)	184,746,489
Receivable for investments sold	393,945
Receivable for Fund shares sold	28,996
Receivable for dividends	158,807
Receivable for securities lending income	6,857
Prepaid expenses and other assets	30,232

Total assets	185,365,326

Liabilities
Payable for Fund shares redeemed	74,647
Payable upon receipt of securities loaned	14,359,025
Advisory fee payable	46,093
Distribution fees payable	1,280
Due to other related parties	28,418
Accrued expenses and other liabilities	114,190

Total liabilities	14,623,653

Total net assets	$170,741,673

NET ASSETS CONSIST OF
Paid-in capital	$209,523,003
Undistributed net investment income	628,674
Accumulated net realized losses on investments	(71,430,194)
Net unrealized gains on investments	32,020,190

Total net assets	$170,741,673

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$8,277,363
Shares outstanding – Class A	871,093
Net asset value per share – Class A	$9.50
Maximum offering price per share – Class A2	$10.08
Net assets – Class C	$2,040,504
Shares outstanding – Class C	215,855
Net asset value per share – Class C	$9.45
Net assets – Administrator Class	$521,960
Shares outstanding – Administrator Class	54,809
Net asset value per share – Administrator Class	$9.52
Net assets – Institutional Class	$480,179
Shares outstanding – Institutional Class	50,426
Net asset value per share – Institutional Class	$9.52
Net assets – Investor Class	$159,421,667
Shares outstanding – Investor Class	16,780,690
Net asset value per share – Investor Class	$9.50

Investments in unaffiliated securities, at cost	$135,955,137

Investments in affiliated securities, at cost	$16,771,162

Total investments, at cost	$152,726,299

Securities on loan, at value	$14,012,717

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Core Fund	Statement of Operations—Year Ended July 31, 2012

Investment income
Dividends	$2,978,362
Income from affiliated securities	2,108
Securities lending income, net	32,587

Total investment income	3,013,057

Expenses
Advisory fee	1,055,897
Administration fees
Fund level	81,223
Class A	18,603
Class C	4,656
Administrator Class	471
Institutional Class	349
Investor Class	499,625
Shareholder servicing fees
Class A	17,887
Class C	4,477
Administrator Class	937
Investor Class	371,513
Distribution fees
Class C	13,430
Custody and accounting fees	16,436
Professional fees	31,924
Registration fees	68,612
Shareholder report expenses	108,515
Trustees’ fees and expenses	16,484
Other fees and expenses	15,792

Total expenses	2,326,831
Less: Fee waivers and/or expense reimbursements	(358,056)

Net expenses	1,968,775

Net investment income	1,044,282

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,960,374
Net change in unrealized gains (losses) on investments	6,451,975

Net realized and unrealized gains (losses) on investments	13,412,349

Net increase in net assets resulting from operations	$14,456,631

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Large Cap Core Fund	17

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment income		$1,044,282		$922,353
Net realized gains on investments		6,960,374		14,284,176
Net change in unrealized gains (losses) on investments		6,451,975		14,508,213

Net increase in net assets resulting from operations		14,456,631		29,714,742

Distributions to shareholders from
Net investment income
Class A		(42,583)		(30,356)
Administrator Class		(4,224)		(2,374)
Institutional Class		(5,032)		(4,157)
Investor Class		(842,065)		(555,179)

Total distributions to shareholders		(893,904)		(592,066)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	283,551	2,548,078	120,209	1,004,920
Class C	59,288	541,152	26,271	233,035
Administrator Class	25,448	236,119	68,492	571,173
Institutional Class	5,880	55,211	5,841	45,793
Investor Class	509,714	4,487,370	741,068	6,300,740

		7,867,930		8,155,661

Reinvestment of distributions
Class A	5,037	40,746	3,553	29,813
Administrator Class	311	2,512	118	994
Institutional Class	607	4,903	487	4,082
Investor Class	100,884	816,154	63,752	534,879

		864,315		569,768

Payment for shares redeemed
Class A	(274,417)	(2,387,563)	(419,887)	(3,475,235)
Class C	(44,312)	(395,218)	(89,604)	(714,295)
Administrator Class	(25,366)	(231,367)	(19,881)	(171,931)
Institutional Class	(10,498)	(95,611)	(376,395)	(2,908,594)
Investor Class	(2,004,538)	(17,609,859)	(2,988,793)	(25,190,566)

		(20,719,618)		(32,460,621)

Net decrease in net assets resulting from capital share transactions		(11,987,373)		(23,735,192)

Total increase in net assets		1,575,354		5,387,484

Net assets
Beginning of period		169,166,319		163,778,835

End of period		$170,741,673		$169,166,319

Undistributed net investment income		$628,674		$430,323

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010[1]	2009[1]	20081,[2]
Net asset value, beginning of period	$8.75	$7.37	$6.96	$8.77	$10.00
Net investment income	0.06	0.05	0.06	0.08	0.03
Net realized and unrealized gains (losses) on investments	0.74	1.36	0.46	(1.82)	(1.26)

Total from investment operations	0.80	1.41	0.52	(1.74)	(1.23)
Distributions to shareholders from
Net investment income	(0.05)	(0.03)	(0.11)	(0.07)	0.00
Net asset value, end of period	$9.50	$8.75	$7.37	$6.96	$8.77
Total return[3]	9.27%	19.16%	7.43%	(19.78)%	(12.30)%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.30%	2.55%	4.10%	5.03%
Net expenses	1.14%	1.14%	1.15%	1.15%	1.15%
Net investment income	0.71%	0.61%	0.91%	1.22%	0.69%
Supplemental data
Portfolio turnover rate	41%	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$8,277	$7,495	$8,501	$533	$604

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010[1]	2009[1]	20081,[2]
Net asset value, beginning of period	$8.71	$7.37	$6.94	$8.75	$10.00
Net investment income (loss)	(0.00)	(0.01)	0.01	0.03	(0.00)
Net realized and unrealized gains (losses) on investments	0.74	1.35	0.44	(1.81)	(1.25)

Total from investment operations	0.74	1.34	0.45	(1.78)	(1.25)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	(0.03)	0.00
Net asset value, end of period	$9.45	$8.71	$7.37	$6.94	$8.75
Total return[3]	8.50%	18.18%	6.54%	(20.33)%	(12.50)%
Ratios to average net assets (annualized)
Gross expenses	2.12%	2.05%	3.75%	4.85%	5.78%
Net expenses	1.89%	1.89%	1.90%	1.90%	1.90%
Net investment income (loss)	(0.04)%	(0.13)%	0.09%	0.48%	(0.06)%
Supplemental data
Portfolio turnover rate	41%	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$2,041	$1,750	$1,947	$1,043	$942

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010[1]
Net asset value, beginning of period	$8.77	$7.38	$7.22
Net investment income	0.09	0.07 [2]	0.00
Net realized and unrealized gains (losses) on investments	0.74	1.36	0.16

Total from investment operations	0.83	1.43	0.16
Distributions to shareholders from
Net investment income	(0.08)	(0.04)	0.00
Net asset value, end of period	$9.52	$8.77	$7.38
Total return[3]	9.61%	19.44%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.08%	1.12%
Net expenses	0.87%	0.86%	0.89%
Net investment income	0.97%	0.76%	1.12%
Supplemental data
Portfolio turnover rate	41%	43%	18%
Net assets, end of period (000’s omitted)	$522	$477	$42

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Core Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010[1]	2009[1]	20081,[2]
Net asset value, beginning of period	$8.77	$7.38	$6.97	$8.79	$10.00
Net investment income	0.12	0.10 [3]	0.08	0.09	0.05
Net realized and unrealized gains (losses) on investments	0.73	1.35	0.46	(1.82)	(1.26)

Total from investment operations	0.85	1.45	0.54	(1.73)	(1.21)
Distributions to shareholders from
Net investment income	(0.10)	(0.06)	(0.13)	(0.09)	0.00
Net asset value, end of period	$9.52	$8.77	$7.38	$6.97	$8.79
Total return[4]	9.88%	19.65%	7.79%	(19.61)%	(12.10)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.86%	2.80%	3.85%	4.78%
Net expenses	0.66%	0.66%	0.89%	0.90%	0.90%
Net investment income	1.19%	1.32%	1.09%	1.47%	0.93%
Supplemental data
Portfolio turnover rate	41%	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$480	$478	$3,132	$2,809	$3,149

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010[1]
Net asset value, beginning of period	$8.75	$7.38	$7.22
Net investment income	0.06	0.05	0.00
Net realized and unrealized gains (losses) on investments	0.74	1.35	0.16

Total from investment operations	0.80	1.40	0.16
Distributions to shareholders from
Net investment income	(0.05)	(0.03)	0.00
Net asset value, end of period	$9.50	$8.75	$7.38
Total return[2]	9.21%	18.97%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.37%	1.37%
Net expenses	1.21%	1.21%	1.21%
Net investment income	0.64%	0.53%	1.03%
Supplemental data
Portfolio turnover rate	41%	43%	18%
Net assets, end of period (000’s omitted)	$159,422	$158,966	$150,157

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$47,973	$(47,973)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	25

October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $70,963,016 with $905,489 expiring in 2017, and $70,057,527 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$167,687,920	$0	$0	$167,687,920
Other	0	0	287,407	287,407
Short-term investments
Investment companies	2,537,197	14,233,965	0	16,771,162
	$170,225,117	$14,233,965	$287,407	$184,746,489
Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

26	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase. Wells Fargo Bank, N.A., an affiliate of Funds Management, owns a 65% majority stake interest in Golden Capital Management, LLC.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A, 1.89% for Class C, 0.90% for Administrator Class, 0.66% for Institutional Class and 1.21% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $1,286 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $66,082,695 and $77,971,071, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $312 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $893,904 and $592,066 of ordinary income for the years ended July 31, 2012 and July 31, 2011, respectively.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains	Capital Loss Carryforward
$628,697	$31,553,012	$(70,963,016)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the

28	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Large Cap Core Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Core Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

30	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $893,904 of income dividends paid during the fiscal year ended July 31, 2012 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management LLC (“Golden”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Golden are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Golden and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Golden were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Golden under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Golden, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Golden. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Golden about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Golden supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the

34	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

Fund was in range of or higher than the median performance of the Universe for the periods under review, except for the three-year period. The Board also noted that the performance of the Fund was in range of its benchmark, the Lipper Large-Cap Core Funds Index, for the periods under review, except for the three-year period.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Golden for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund were in range of the median rate for the Fund’s Expense Group, except for Class A. Additionally, the Board noted that the Net Advisory Rate for the Fund was lower than or in range of the median rate for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Golden to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Golden, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	35

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Golden

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Golden, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Golden with the Fund and benefits potentially derived from an increase in Funds Management’s and Golden’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Golden).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Golden annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Large Cap Core Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211380 09-12 A208/AR208 07-12

Wells Fargo Advantage

Large Cap Growth Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Growth Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Growth Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Large Cap Growth Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

December 30, 1981

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	4.08%
Russell 1000® Growth Index[1]	8.26%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.07% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.25% and 1.07%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Large Cap Growth Fund Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Large Cap Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2012. The underperformance was attributed to stock selection and/or relative sector allocations in the telecommunication services, consumer staples, and industrials sectors.

■

The most significant detractor during the period was wireless telecommunication services company NII Holdings Incorporated. Our underweight in the top-performing consumer staples sector was a headwind for relative performance, as investors tended to favor more defensive sectors during the period.

■

One of the chief positive contributors to the Fund’s performance during the period was our overweight in biotechnology firm Alexion Pharmaceuticals Incorporated. The company acquired new applications and expanded its geographic presence for its blood disorder treatment drug, Soliris.

■

Our bottom-up investment process with a focus on companies whose growth is robust, sustainable, and underappreciated by the market enabled us to gain insight on themes and trends within various industries within the growth space. Because of our disciplined approach, we were able to position our portfolio in names that we believed possess the best risk/reward trade-off.

Throughout the period, the U.S. equity market was primarily characterized by heightened uncertainty and expanding headline risks.

During the 12-month period, the Fund underperformed the Russell 1000 Growth Index. At times, the market backdrop was influenced by heightened uncertainty concerning the European sovereign debt crisis and the sustainability of global economic growth. Toward the end of the period, the market showed signs of weakness as investors became increasingly fearful that European headwinds would dislocate growth rates in China. As a result of the numerous headline risks, the U.S. equity market often moved in conjunction with the ever-changing developments in these situations and on hopes of further stimulus from the Fed. Within this challenging environment, we remained confident in our investment approach and focused on the sizable gaps between true company earnings power and the market’s expectation of that growth.

While momentum in the U.S. equity market was often exacerbated by the negative headwinds overseas, many U.S. companies managed to provide better-than-anticipated earnings growth. These positive numbers were a testament to the perpetual efforts made by domestic companies to innovate and increase efficiencies within their infrastructures. For example, many firms reassessed their capital spending plans and subsequently reallocated to projects that produce higher rates of return on invested capital. In addition, in the second quarter of 2012, the economy showed improvements in retail spending, as well as stability in the housing sector. These steps toward an improved economy in the U.S. provide us with solace that our economy should muddle through volatile macro headlines abroad.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	8.67%
Google Incorporated Class A	3.54%
Alexion Pharmaceuticals Incorporated	3.05%
QUALCOMM Incorporated	3.00%
MasterCard Incorporated	3.00%
eBay Incorporated	2.65%
priceline.com Incorporated	2.41%
Whole Foods Market Incorporated	2.39%
McDonald’s Corporation	2.30%
Cognizant Technology Solutions Corporation Class A	2.22%

A position in the telecommunication services sector and an unfavorable positioning in the consumer staples sector represented the largest performance detractors. However, significant gains from information technology holdings and an avoidance of metals and mining stocks helped to partially offset other portfolio detractors.

During the one-year period, the most significant detractor from the Fund’s performance was our holding in telecommunication services firm NII Holdings Incorporated. At the end of 2011, net customer additions had declined significantly from the prior year due to pricing pressure from other wireless competitors within Latin America. We completely exited our position in the stock because we believed that top-line growth was heavily compromised from emerging competition. An underweight to the more defensive consumer staples sector hurt relative performance as investors at times pursued perceived safe havens in the midst of macroeconomic uncertainty.

The information technology sector was aided by a gain in share price from both Apple Incorporated and eBay Incorporated. Apple benefited from robust demand for its mobile devices including the iPhone and iPad, and eBay experienced tailwinds from secular growth in online retail and mobile payments, particularly through its PayPal unit. An avoidance of more cyclical metals and mining stocks contributed to relative performance as underlying commodity prices exhibited significant volatility during this period.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Large Cap Growth Fund	Performance Highlights (Unaudited)

Despite the plethora of challenging macro issues, we believe the U.S. market is poised to move higher as investors and companies gain clarity around domestic uncertainty in the period ahead.

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

In our assessment, equity valuations do not appear excessive at this point. In fact, we believe that many investors are paying a high premium for defensive stocks within the value space. Many of these companies are producing extremely low top-line growth while trading well above their historic five-year price/earnings multiples. In an environment plagued by slow growth and unconventionally low equity valuations, we remain optimistic on our outlook for growth stocks. Even though we do not make decisions based on the macro environment, we do take advantage of valuation displacements that these headwinds often produce within the market. Our bottom-up stock selection in companies whose growth is robust, sustainable, and underappreciated by the market navigates us toward firms with strong business models, innovative products and services, and an ability to expand in their addressable markets. These attributes are often accompanied by strong secular tailwinds that enable our companies to persevere in many different market environments.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (STAFX)	07/30/2010	(3.43)	(1.91)	2.70	5.90	2.46	4.08	3.92	6.53	1.25%	1.07%
Class C (STOFX)	07/30/2010	1.08	2.31	3.19	5.79	2.08	3.31	3.19	5.79	2.00%	1.82%
Class R (STMFX)	06/15/2012					2.35	3.90	3.75	6.37	1.50%	1.32%
Administrator Class (STDFX)	07/30/2010					2.51	4.26	3.98	6.56	1.09%	0.95%
Institutional Class (STNFX)	07/30/2010					2.63	4.47	4.07	6.61	0.82%	0.75%
Investor Class (STRFX)	12/31/1981					2.40	4.02	3.88	6.51	1.32%	1.14%
Russell 1000 Growth Index						5.27	8.26	3.46	6.77

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Class A, Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares and Class R prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C and Class R shares.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Large Cap Growth Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,024.59	$5.49	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.47	1.09%
Class C
Actual	$1,000.00	$1,020.77	$9.24	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.22	1.84%
Class R
Actual	$1,000.00	$1,024.53	$6.65	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.32	$6.63	1.32%
Administrator Class
Actual	$1,000.00	$1,025.15	$4.78	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,026.31	$3.78	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Investor Class
Actual	$1,000.00	$1,024.00	$5.94	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92	1.18%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Cap Growth Fund	11

Security Name	Shares	Value

Common Stocks: 95.56%

Consumer Discretionary: 20.27%

Hotels, Restaurants & Leisure: 6.48%
Chipotle Mexican Grill Incorporated †	29,000	$8,477,570
Marriott International Incorporated Class A «	309,000	11,253,780
McDonald’s Corporation	290,000	25,914,400
Starbucks Corporation	367,000	16,617,760
Wynn Resorts Limited	115,000	10,781,250

		73,044,760

Internet & Catalog Retail: 4.00%
Amazon.com Incorporated †	77,000	17,964,100
priceline.com Incorporated †	41,000	27,131,340

		45,095,440

Media: 0.64%
Discovery Communications Incorporated Class A †	143,000	7,240,090

Multiline Retail: 1.56%
Dollar Tree Incorporated †	348,000	17,518,320

Specialty Retail: 3.92%
CarMax Incorporated «†	416,000	11,577,280
Dick’s Sporting Goods Incorporated «	198,000	9,725,760
O’Reilly Automotive Incorporated †	192,000	16,462,080
Ross Stores Incorporated	96,000	6,378,240

		44,143,360

Textiles, Apparel & Luxury Goods: 3.67%
Coach Incorporated	190,000	9,372,700
lululemon athletica incorporated «†	135,000	7,624,800
Nike Incorporated Class B	160,000	14,936,000
VF Corporation	63,000	9,405,900

		41,339,400

Consumer Staples: 6.10%

Beverages: 0.24%
Monster Beverage Corporation †	41,000	2,725,270

Food & Staples Retailing: 4.08%
Costco Wholesale Corporation «	174,000	16,735,320
Walgreen Company	63,000	2,290,680
Whole Foods Market Incorporated	294,000	26,983,320

		46,009,320

Food Products: 1.30%
Mead Johnson & Company	200,000	14,592,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Personal Products: 0.48%
Estee Lauder Companies Incorporated Class A «	103,000	$5,395,140

Energy: 6.46%

Energy Equipment & Services: 3.08%
National Oilwell Varco Incorporated	235,070	16,995,561
Schlumberger Limited	248,000	17,672,480

		34,668,041

Oil, Gas & Consumable Fuels: 3.38%
Concho Resources Incorporated †	182,000	15,515,500
Continental Resources Incorporated †	83,120	5,318,849
Pioneer Natural Resources Company	195,000	17,282,850

		38,117,199

Financials: 2.03%

Capital Markets: 0.66%
TD Ameritrade Holding Corporation	470,000	7,482,400

Consumer Finance: 1.37%
American Express Company	267,000	15,408,570

Health Care: 10.10%

Biotechnology: 3.96%
Alexion Pharmaceuticals Incorporated †	328,000	34,390,800
Biogen Idec Incorporated †	55,000	8,020,650
Vertex Pharmaceuticals Incorporated †	45,000	2,182,950

		44,594,400

Health Care Equipment & Supplies: 1.66%
Edwards Lifesciences Corporation †	32,000	3,238,400
Intuitive Surgical Incorporated †	32,000	15,408,000

		18,646,400

Health Care Providers & Services: 1.03%
AmerisourceBergen Corporation	143,700	5,704,890
Catamaran Corporation †	70,000	5,915,700

		11,620,590

Health Care Technology: 1.57%
Cerner Corporation «†	240,000	17,740,800

Pharmaceuticals: 1.88%
Allergan Incorporated	94,000	7,714,580
Shire plc ADR	156,590	13,494,926

		21,209,506

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Cap Growth Fund	13

Security Name	Shares	Value

Industrials: 9.84%

Aerospace & Defense: 2.18%
Precision Castparts Corporation	93,000	$14,467,080
United Technologies Corporation	135,500	10,086,620

		24,553,700

Air Freight & Logistics: 0.24%
C.H. Robinson Worldwide Incorporated	51,990	2,747,672

Machinery: 2.54%
Caterpillar Incorporated «	69,000	5,810,490
Danaher Corporation	325,000	17,163,250
Joy Global Incorporated	108,000	5,609,520

		28,583,260

Road & Rail: 3.28%
Norfolk Southern Corporation	185,000	13,699,250
Union Pacific Corporation	189,530	23,238,273

		36,937,523

Trading Companies & Distributors: 1.60%
W.W. Grainger Incorporated «	88,000	18,025,040

Information Technology: 36.31%

Communications Equipment: 3.18%
F5 Networks Incorporated †	23,000	2,147,740
QUALCOMM Incorporated	565,000	33,719,200

		35,866,940

Computers & Peripherals: 10.66%
Apple Incorporated †	160,000	97,721,600
EMC Corporation †	853,000	22,357,130

		120,078,730

Internet Software & Services: 6.73%
eBay Incorporated †	675,000	29,902,500
Facebook Incorporated †	26,000	569,187
Google Incorporated Class A †	63,000	39,877,110
Rackspace Hosting Incorporated †	125,000	5,485,000

		75,833,797

IT Services: 6.66%
Accenture plc	156,000	9,406,800
Cognizant Technology Solutions Corporation Class A †	440,000	24,978,800
MasterCard Incorporated	77,000	33,615,890
Teradata Corporation †	105,000	7,100,100

		75,101,590

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of Investments—July 31, 2012

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 3.13%
Analog Devices Incorporated		222,470	$8,694,128
Avago Technologies Limited		194,380	7,192,060
Maxim Integrated Products Incorporated		224,000	6,099,520
Microchip Technology Incorporated «		398,000	13,285,240

			35,270,948

Software: 5.95%
Check Point Software Technologies Limited «†		344,000	16,708,080
Citrix Systems Incorporated †		183,000	13,300,440
Red Hat Incorporated †		320,000	17,171,200
Salesforce.com Incorporated «†		115,000	14,301,400
VMware Incorporated †		61,700	5,599,892

			67,081,012

Materials: 4.45%

Chemicals: 4.45%
Ecolab Incorporated		132,820	8,693,069
Monsanto Company		218,000	18,665,160
Praxair Incorporated		220,000	22,827,200

			50,185,429

Total Common Stocks (Cost $914,495,014)			1,076,856,647

		Principal

Other: 0.03%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		$1,163,597	314,171

Total Other (Cost $136,706)			314,171

	Yield	Shares
Short-Term Investments: 11.95%

Investment Companies 11.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	42,570,875	42,570,875
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	92,024,965	92,024,965

Total Short-Term Investments (Cost $134,595,840)			134,595,840

Total Investments in Securities
(Cost $1,049,227,560) *	107.54%	1,211,766,658
Other Assets and Liabilities, Net	(7.54)	(84,924,110)

Total Net Assets	100.00%	$1,126,842,548

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Cap Growth Fund	15

†	Non-income earning security

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,052,144,803 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$188,693,860
Gross unrealized depreciation	(29,072,005)

Net unrealized appreciation	$159,621,855

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Growth Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,077,170,818
In affiliated securities, at value (see cost below)	134,595,840

Total investments, at value (see cost below)	1,211,766,658
Receivable for investments sold	13,763,909
Receivable for Fund shares sold	7,195,434
Receivable for dividends	202,858
Receivable for securities lending income	7,926
Prepaid expenses and other assets	61,626

Total assets	1,232,998,411

Liabilities
Payable for investments purchased	12,094,024
Payable for Fund shares redeemed	954,976
Payable upon receipt of securities loaned	92,161,671
Advisory fee payable	516,724
Distribution fees payable	8,423
Due to other related parties	180,862
Accrued expenses and other liabilities	239,183

Total liabilities	106,155,863

Total net assets	$1,126,842,548

NET ASSETS CONSIST OF
Paid-in capital	$1,028,019,532
Undistributed net investment loss	(37,246)
Accumulated net realized losses on investments	(63,678,836)
Net unrealized gains on investments	162,539,098

Total net assets	$1,126,842,548

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$75,148,529
Shares outstanding – Class A	2,282,720
Net asset value per share – Class A	$32.92
Maximum offering price per share – Class A2	$34.93
Net assets – Class C	$11,829,045
Shares outstanding – Class C	364,724
Net asset value per share – Class C	$32.43
Net assets – Class R	$5,064,689
Shares outstanding – Class R	154,143
Net asset value per share – Class R	$32.86
Net assets – Administrator Class	$75,098,898
Shares outstanding – Administrator Class	2,274,012
Net asset value per share – Administrator Class	$33.02
Net assets – Institutional Class	$601,684,275
Shares outstanding – Institutional Class	18,143,096
Net asset value per share – Institutional Class	$33.16
Net assets – Investor Class	$358,017,112
Shares outstanding – Investor Class	10,893,830
Net asset value per share – Investor Class	$32.86

Investments in unaffiliated securities, at cost	$914,631,720

Investments in affiliated securities, at cost	$134,595,840

Total investments, at cost	$1,049,227,560

Securities on loan, at value	$89,407,373

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Large Cap Growth Fund	17

Investment income
Dividends*	$3,990,847
Securities lending income, net	69,183
Income from affiliated securities	17,497

Total investment income	4,077,527

Expenses
Advisory fee	3,095,305
Administration fees
Fund level	239,855
Class A	50,867
Class C	6,924
Class R	1,545	[1]
Administrator Class	23,720
Institutional Class	73,100
Investor Class	1,118,826
Shareholder servicing fees
Class A	48,910
Class C	6,658
Class R	1,485	[1]
Administrator Class	58,611
Investor Class	854,180
Distribution fees
Class C	19,974
Class R	1,485	[1]
Custody and accounting fees	35,286
Professional fees	42,622
Registration fees	18,591
Shareholder report expenses	62,750
Trustees’ fees and expenses	16,611
Other fees and expenses	14,486

Total expenses	5,791,791
Less: Fee waivers and/or expense reimbursements	(561,666)

Net expenses	5,230,125

Net investment loss	(1,152,598)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,370,289
Net change in unrealized gains (losses) on investments	(7,417,988)

Net realized and unrealized gains (losses) on investments	6,952,301

Net increase in net assets resulting from operations	$5,799,703

* Net of foreign dividend withholding taxes of	$1,063

1.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Growth Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment loss		$(1,152,598)		$(610,361)
Net realized gains on investments		14,370,289		12,397,367
Net change in unrealized gains (losses) on investments		(7,417,988)		66,385,325

Net increase in net assets resulting from operations		5,799,703		78,172,331

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,420,676	46,495,652	79,152	2,432,063
Class C	185,565	6,124,502	9,687	296,419
Class R	15,968 [1]	524,876 [1]	N/A	N/A
Administrator Class	2,405,184	80,952,701	44,795	1,375,046
Institutional Class	3,603,346	124,519,350	26,255	821,357
Investor Class	1,775,921	58,272,977	551,943	16,503,447

		316,890,058		21,428,332

Payment for shares redeemed
Class A	(118,356)	(3,849,936)	(4,664)	(144,197)
Class C	(18,339)	(590,650)	(1,413)	(43,080)
Class R	(7,963)[1]	(261,323)[1]	N/A	N/A
Administrator Class	(245,875)	(8,254,193)	(1,645)	(50,115)
Institutional Class	(1,088,143)	(36,011,333)	0	0
Investor Class	(1,521,894)	(48,931,218)	(1,264,960)	(36,993,708)

		(97,898,653)		(37,231,100)

Net asset value of shares issued in acquisition
Class A	905,505	29,850,257	0	0
Class C	188,817	6,137,864	0	0
Class R	146,138 [1]	4,809,816 [1]	N/A	N/A
Administrator Class	71,146	2,352,495	0	0
Institutional Class	15,601,231	517,906,845	0	0

		561,057,277		0

Net increase (decrease) in net assets resulting from capital share transactions		780,048,682		(15,802,768)

Total increase in net assets		785,848,385		62,369,563

Net assets
Beginning of period		340,994,163		278,624,600

End of period		$1,126,842,548		$340,994,163

Undistributed net investment income (loss)		$(37,246)		$0

1.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010[1]
Net asset value, beginning of period	$31.62	$24.54	$24.54
Net investment income (loss)	(0.12)[2]	(0.10)[2]	0.00
Net realized and unrealized gains (losses) on investments	1.42	7.18	0.00

Total from investment operations	1.30	7.08	0.00
Net asset value, end of period	$32.92	$31.62	$24.54
Total return[3]	4.08%	28.89%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	0.00%
Net expenses	1.10%	1.12%	0.00%
Net investment income (loss)	(0.37)%	(0.33)%	0.00%
Supplemental data
Portfolio turnover rate	46%	47%	60%
Net assets, end of period (000’s omitted)	$75,149	$2,368	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010[1]
Net asset value, beginning of period	$31.38	$24.54	$24.54
Net investment income (loss)	(0.37)[2]	(0.32)[2]	0.00
Net realized and unrealized gains (losses) on investments	1.42	7.16	0.00

Total from investment operations	1.05	6.84	0.00
Net asset value, end of period	$32.43	$31.38	$24.54
Total return[3]	3.31%	27.91%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.00%	0.00%
Net expenses	1.84%	1.87%	0.00%
Net investment income (loss)	(1.16)%	(1.04)%	0.00%
Supplemental data
Portfolio turnover rate	46%	47%	60%
Net assets, end of period (000’s omitted)	$11,829	$272	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Growth Fund	21

(For a share outstanding throughout the period)

Class R	Year Ended July 31, 2012[1]
Net asset value, beginning of period	$32.91
Net investment loss	(0.05)[2]
Net realized and unrealized gains (losses) on investments	0.00

Total from investment operations	(0.05)
Net asset value, end of period	$32.86
Total return[3]	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.47%
Net expenses	1.32%
Net investment loss	(0.95)%
Supplemental data
Portfolio turnover rate	46%
Net assets, end of period (000’s omitted)	$5,065

1.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010[1]
Net asset value, beginning of period	$31.67	$24.54	$24.54
Net investment income (loss)	(0.06)[2]	(0.06)[2]	0.00
Net realized and unrealized gains (losses) on investments	1.41	7.19	0.00

Total from investment operations	1.35	7.13	0.00
Net asset value, end of period	$33.02	$31.67	$24.54
Total return[3]	4.26%	29.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.07%	0.00%
Net expenses	0.95%	0.94%	0.00%
Net investment income (loss)	(0.17)%	(0.19)%	0.00%
Supplemental data
Portfolio turnover rate	46%	47%	60%
Net assets, end of period (000’s omitted)	$75,099	$1,379	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010[1]
Net asset value, beginning of period	$31.73	$24.54	$24.54
Net Investment income (loss)	(0.08)[2]	(0.00)	0.00
Net realized and unrealized gains (losses) on investments	1.51	7.19	0.00

Total from investment operations	1.43	7.19	0.00
Net asset value, end of period	$33.16	$31.73	$24.54
Total return[3]	4.47%	29.34%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.00%
Net expenses	0.75%	0.75%	0.00%
Net investment income (loss)	(0.25)%	(0.01)%	0.00%
Supplemental data
Portfolio turnover rate	46%	47%	60%
Net assets, end of period (000’s omitted)	$601,684	$846	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.59	$24.54	$21.77	$26.62	$27.18
Net investment income (loss)	(0.07)	(0.06)	(0.02)[1]	0.02 [1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	1.34	7.11	2.81	(4.87)	(0.52)

Total from investment operations	1.27	7.05	2.79	(4.85)	(0.56)
Distributions from net investment income	0.00	0.00	(0.02)	0.00	0.00
Net asset value, end of period	$32.86	$31.59	$24.54	$21.77	$26.62
Total return	4.02%	28.73%	12.80%	(18.22)%	(2.06)%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.32%	1.43%	1.46%	1.47%
Net expenses	1.18%	1.19%	1.19%	1.19%	1.19%
Net investment income (loss)	(0.23)%	(0.19)%	(0.07)%	0.07%	(0.13)%
Supplemental data
Portfolio turnover rate	46%	47%	60%	81%	131%
Net assets, end of period (000’s omitted)	$358,017	$336,128	$278,585	$264,776	$350,352

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

26	Wells Fargo Advantage Large Cap Growth Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments
$(1,106,915)	$1,153,691	$(46,776)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all

Notes to Financial Statements	Wells Fargo Advantage Large Cap Growth Fund	27

short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $60,761,603 with $29,515,293 expiring in 2017, and $31,246,310 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,076,856,647	$0	$0	$1,076,856,647
Other	0	0	314,171	314,171
Short-term investments
Investment companies	42,570,875	92,024,965	0	134,595,840
Total	$1,119,427,522	$92,024,965	$314,171	$1,211,766,658

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Large Cap Growth Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.95% for Administrator Class, 0.75% for Institutional Class and 1.14% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $15,044 from the sale of Class A shares and $43 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Growth Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $409,013,226 and $222,912,840, respectively.

6. ACQUISITION

After the close of business on June 15, 2012, the Fund acquired the net assets of Wells Fargo Advantage Strategic Large Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Class R, Administrator Class and Institutional Class shares of Wells Fargo Advantage Strategic Large Cap Growth Fund received Class A, Class C, Class R, Administrator Class and Institutional Class shares respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Strategic Large Cap Growth Fund for 16,912,837 shares of the Fund valued at $561,057,277 at an exchange ratio of 1.00, 0.94, 0.99, 1.00 and 1.00 for Class A, Class C, Class R, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Strategic Large Cap Growth Fund with a fair value of $560,614,856, identified cost of $467,081,023 and unrealized gains of $93,533,833 at June 15, 2012 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Strategic Large Cap Fund and the Fund immediately prior to the acquisition were $561,057,277 and $540,954,928, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,102,012,205. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Strategic Large Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2012 would have been:

Net investment income	$156,944
Net realized and unrealized gains on investments	$107,233,423
Net increase in net assets resulting from operations	$107,390,367

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Strategic Large Cap Growth Fund that have been included in the Fund’s Statement of Operations since June 16, 2012.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $735 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement

8. DISTRIBUTIONS TO SHAREHOLDERS

During the years ended July 31, 2011 and July 31, 2012, the Fund did not have any distributions paid to shareholders.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains	Capital Loss Carryforward
$159,621,855	$(60,761,603)

30	Wells Fargo Advantage Large Cap Growth Fund	Notes to Financial Statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Large Cap Growth Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Growth Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

32	Wells Fargo Advantage Large Cap Growth Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Large Cap Growth Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

36	Wells Fargo Advantage Large Cap Growth Fund	Other Information (Unaudited)

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Large-Cap Growth Funds Index, for the periods under review. The Board received a report from Funds Management regarding management’s strategic plan for the Fund.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for the Investor Class and Class A.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Growth Fund	37

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

38	Wells Fargo Advantage Large Cap Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211381 09-12 A209/AR209 07-12

Wells Fargo Advantage

Large Company Value Fund

Annual Report

July 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Company Value Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Company Value Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Large Company Value Fund	3

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period,

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Large Company Value Fund	Letter to Shareholders (Unaudited)

the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Company Value Fund	5

Wells Fargo Advantage Large Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Phocas Financial Corporation

PORTFOLIO MANAGERS

Stephen L. Block, CFA

William F.K. Schaff, CFA

FUND INCEPTION

July 1, 1993

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	4.21%
Russell 1000® Value Index[1]	7.64%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.10% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.34% and 1.11%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Large Company Value Fund Class A shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Large Company Value Fund	Performance Highlights (Unaudited)

Wells Fargo Advantage Large Company Value Fund (continued)

MANAGER'S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2012, due to weak relative performance in the energy, telecommunication services, and health care sectors. Holdings in the consumer discretionary and information technology (IT) sectors aided relative returns. The reporting period was marked by risk avoidance, as the least economically sensitive companies generated the best performance.

■

We experienced weak performance from energy companies Devon Energy Corporation, Nabors Industries Limited, and Apache Corporation. Strong performers included Home Depot Incorporated, Target Corporation, and Simon Property Group Incorporated. We do not attempt to overweight or underweight economic sectors relative to the benchmark. Instead, we focus on owning securities across all sectors that we believe are fundamentally undervalued.

■

The global economy is as uncertain as ever, and we have taken measures to reduce the portfolio’s risk by allocating more assets to undervalued companies that we believe should have stable business prospects, no matter the economic environment.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Exxon Mobil Corporation	6.12%
General Electric Company	3.75%
Pfizer Incorporated	2.58%
JPMorgan Chase & Company	2.46%
AT&T Incorporated	2.43%
Simon Property Group Incorporated	2.29%
Chevron Corporation	2.07%
The Travelers Companies Incorporated	2.06%
Procter & Gamble Company	1.93%
ACE Limited	1.91%

Stock selection was the primary contributor to the Fund’s underperformance.

In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing. The Fund’s performance is generally driven by stock selection rather than sector allocation, and this reporting period was no exception.

The 12-month period was dominated by investors’ risk avoidance, as stocks in companies with the least economic sensitivity generated the best performance. Major integrated oil companies outperformed the smaller energy companies; companies in the defense industry outperformed industrials companies; and slow-growing but relatively stable utilities and consumer staples companies largely outperformed the overall index. The Fund’s performance was negatively affected by underperformance in the energy, telecommunication services, and health care sectors. Relatively stronger performance in the consumer discretionary and IT sectors aided relative results.

Detractors from performance included energy companies Devon Energy Corporation, Nabors Industries Limited, and Apache Corporation, which saw their prices fall with the decline in natural gas and oil prices during the period. Zions Bancorporation underperformed its banking peer group, and we sold the stock during the year. Teva Pharmaceutical Industries declined due to concerns that its blockbuster drug for multiple sclerosis would lose its patent earlier than anticipated. Near the end of the 12-month period, the patent was eventually upheld by the courts. Strong gains came from Home Depot Incorporated and Target Corporation, two consumer discretionary stocks that are improving their businesses and seeing strong demand for their products. In real estate, shopping mall owner Simon Property Group Incorporated performed quite well because of its global expansion of properties and because of its ability to charge higher rents to tenants.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Company Value Fund	7

Wells Fargo Advantage Large Company Value Fund (continued)

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

Our investment process dictates that we sell securities that have risen in value relative to their peers or have displayed deteriorating business fundamentals. We use the sale proceeds to purchase stocks that we believe have become highly undervalued for a variety of possible reasons. This year, we sold NII Holdings Incorporated (a wireless services company in Latin America) on account of deteriorating business prospects. We sold other stocks that had become too expensive for us to hold, including insurer Chubb Corporation, regional bank BB&T Corporation, hotel owner Starwood Hotels & Resorts Worldwide Incorporated, apparel maker VF Corporation, and investment manager Franklin Resources Incorporated. Other stocks were only trimmed due to recent appreciation, including bank holding company Capital One Financial Corporation, insurer MetLife Incorporated, and railroad operator Norfolk Southern Corporation.

With the proceeds from the sales, we took the opportunity to purchase Fossil Incorporated, maker of watches, jewelry, and leather goods. We also added Harman International Industries (maker of audio and navigation systems in vehicles), Toll Brothers Incorporated (manufacturer of high-end homes), Hartford Financial Services Group Incorporated (insurance), Southwest Airlines Company (airlines), and Hospira Incorporated (generic drugs and medical products provider). Some of these stocks had fallen nearly 50% on what we considered to be fixable short-term business issues, having what we believed to be strong business prospects over the next one to three years.

We also made a few changes to the portfolio to bring it in line with the new Russell 1000 Value Index weightings by increasing exposure to major oil companies Exxon Mobil Corporation and Chevron Corporation, as well as to telecommunication services provider Verizon Communications Incorporated. We also reduced exposure to Home Depot, IT services provider Accenture PLC, and communications equipment provider Cisco Systems Incorporated.

As the European economies enter recession and Asia slows, the U.S. economy is feeling the effects.

In addition to macroeconomic concerns, there is widespread uncertainty among U.S. businesses and consumers about the country’s tax policies in 2013 as well as what policies will be put into place to get the country growing at an acceptable rate. We’ve attempted to reduce the risk in the portfolio in anticipation of a rough second half of 2012. Specifically, we reduced exposure to certain securities with a high degree of macroeconomic exposure, including Starwood Hotels & Resorts Worldwide, Dover Corporation (manufacturer of specialized industrial products and equipment), Norfolk Southern Corporation, and chemicals company Huntsman Corporation. In exchange, we added exposure to securities with what we see as more stable business prospects in the event of a prolonged slowdown in the U.S. Those purchases included garbage collector Waste Management Incorporated, water utility American Water Works Company, consumer staples giant Procter & Gamble Company, and Hospira Incorporated.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Large Company Value Fund	Performance Highlights (Unaudited)

Wells Fargo Advantage Large Company Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WLCAX)	03/31/2008	(1.67)	(1.79)	(1.58)	4.54	4.30	4.21	(0.40)	5.16	1.34%	1.11%
Class C (WFLVX)	03/31/2008	3.01	2.49	(1.11)	4.47	4.01	3.49	(1.11)	4.47	2.09%	1.86%
Administrator Class (WWIDX)	12/31/2001					4.48	4.47	(0.09)	5.54	1.18%	0.86%
Institutional Class (WLCIX)	03/31/2008					4.59	4.67	0.07	5.62	0.91%	0.66%
Investor Class (SDVIX)	07/01/1993					4.33	4.09	(0.47)	5.12	1.41%	1.18%
Russell 1000 Value Index						5.80	7.64	(1.06)	6.42

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of the Investor Class shares.) If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.10% for Class A, 1.85% for Class C, 0.85% for Administrator Class, 0.65% for Institutional Class and 1.17% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Large Company Value Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,043.01	$5.59	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Class C
Actual	$1,000.00	$1,040.11	$9.38	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.27	1.85%
Administrator Class
Actual	$1,000.00	$1,044.84	$4.32	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Institutional Class
Actual	$1,000.00	$1,045.89	$3.31	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
Investor Class
Actual	$1,000.00	$1,043.26	$5.94	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87	1.17%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Large Company Value Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Common Stocks : 96.54%

Consumer Discretionary : 9.64%

Household Durables : 3.11%
Harman International Industries Incorporated «	65,698	$2,650,911
Newell Rubbermaid Incorporated	364,514	6,433,672
Toll Brothers Incorporated « †	139,968	4,082,867

		13,167,450

Media : 3.33%
DIRECTV Group Incorporated †	96,459	4,790,154
Omnicom Group Incorporated	85,569	4,293,852
Walt Disney Company «	102,490	5,036,359

		14,120,365

Multiline Retail : 1.01%
Target Corporation	70,478	4,274,491

Specialty Retail : 1.62%
Home Depot Incorporated	131,462	6,859,687

Textiles, Apparel & Luxury Goods : 0.57%
Fossil Incorporated †	33,611	2,409,573

Consumer Staples : 5.61%

Beverages : 1.03%
PepsiCo Incorporated	59,796	4,348,963

Food & Staples Retailing : 1.72%
CVS Caremark Corporation	160,938	7,282,445

Food Products : 0.93%
D.E Master Blenders 1753 NV †	238,529	2,764,345
Hillshire Brands Company	46,262	1,184,770

		3,949,115

Household Products : 1.93%
Procter & Gamble Company	126,669	8,175,217

Energy : 15.01%

Energy Equipment & Services : 2.18%
Nabors Industries Limited †	241,976	3,348,948
Noble Corporation «	159,032	5,884,184

		9,233,132

Oil, Gas & Consumable Fuels : 12.83%
Apache Corporation	53,001	4,564,446
Chevron Corporation	80,077	8,774,838
ConocoPhillips Company «	105,437	5,739,990
Devon Energy Corporation	91,982	5,437,976
Exxon Mobil Corporation	298,329	25,909,874
Whiting Petroleum Corporation †	97,041	3,920,456

		54,347,580

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Company Value Fund	11

Security Name	Shares	Value

Financials : 25.54%

Capital Markets : 1.87%
Goldman Sachs Group Incorporated	36,506	$3,683,455
State Street Corporation	104,758	4,230,128

		7,913,583

Commercial Banks : 4.77%
Comerica Incorporated «	229,193	6,923,921
First Republic Bank Corporation	201,191	6,544,743
KeyCorp	843,241	6,729,063

		20,197,727

Consumer Finance : 2.68%
Capital One Financial Corporation	121,765	6,878,505
SLM Corporation	278,910	4,459,771

		11,338,276

Diversified Financial Services : 6.13%
Bank of America Corporation	742,040	5,446,574
Berkshire Hathaway Incorporated Class B †	55,084	4,673,327
Citigroup Incorporated «	201,602	5,469,462
JPMorgan Chase & Company	288,898	10,400,328

		25,989,691

Insurance : 6.23%
ACE Limited	109,972	8,082,942
MetLife Incorporated	204,869	6,303,819
The Hartford Financial Services Group Incorporated	199,333	3,279,028
The Travelers Companies Incorporated	138,956	8,705,593

		26,371,382

REITs : 3.86%
Alexandria Real Estate Equities Incorporated	90,622	6,658,905
Simon Property Group Incorporated	60,335	9,683,164

		16,342,069

Health Care : 11.85%

Health Care Equipment & Supplies : 0.93%
Stryker Corporation	75,414	3,923,790

Health Care Providers & Services : 1.74%
CIGNA Corporation	182,532	7,352,389

Pharmaceuticals : 9.18%
Abbott Laboratories	69,277	4,593,758
Hospira Incorporated « †	181,916	6,321,581
Johnson & Johnson	113,276	7,840,965
Merck & Company Incorporated	123,967	5,475,622
Pfizer Incorporated	454,608	10,928,776
Teva Pharmaceutical Industries Limited ADR	91,388	3,736,855

		38,897,557

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Company Value Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Industrials : 9.00%

Airlines : 0.95%
Southwest Airlines Company «	437,972	$4,024,963

Commercial Services & Supplies : 1.00%
Waste Management Incorporated «	122,750	4,222,600

Construction & Engineering : 0.75%
URS Corporation	90,216	3,163,875

Industrial Conglomerates : 3.75%
General Electric Company	765,324	15,880,473

Machinery : 1.56%
Dover Corporation	49,750	2,709,883
Eaton Corporation «	89,407	3,919,603

		6,629,486

Road & Rail : 0.99%
Norfolk Southern Corporation	56,670	4,196,414

Information Technology : 6.78%

Communications Equipment : 0.84%
Cisco Systems Incorporated	223,804	3,569,674

Computers & Peripherals : 2.65%
Apple Incorporated †	7,783	4,753,545
EMC Corporation †	246,790	6,468,366

		11,221,911

Internet Software & Services : 1.01%
Google Incorporated Class A †	6,762	4,280,143

IT Services : 1.03%
Accenture plc	72,504	4,371,991

Semiconductors & Semiconductor Equipment : 1.25%
Maxim Integrated Products Incorporated	194,309	5,291,034

Materials : 2.09%

Chemicals : 1.61%
Ashland Incorporated	68,269	4,805,455
Huntsman Corporation «	159,290	2,015,019

		6,820,474

Metals & Mining : 0.48%
Alcoa Incorporated «	242,079	2,050,409

Telecommunication Services : 3.17%

Diversified Telecommunication Services : 3.17%
AT&T Incorporated	270,617	10,261,797
Verizon Communications Incorporated	69,989	3,159,303

		13,421,100

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Large Company Value Fund	13

Security Name		Shares	Value

Utilities : 7.85%

Electric Utilities : 3.36%
Duke Energy Corporation		111,764	$7,575,364
Entergy Corporation		91,477	6,647,634

			14,222,998

Multi-Utilities : 3.02%
Dominion Resources Incorporated		112,660	6,118,565
NiSource Incorporated «		260,846	6,675,049

			12,793,614

Water Utilities : 1.47%
American Water Works Company Incorporated		172,228	6,243,265

Total Common Stocks (Cost $352,942,164)			408,898,906

		Principal

Other : 0.04%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$612,272	165,313

Total Other (Cost $71,933)			165,313

	Yield	Shares

Short-Term Investments : 15.43%

Investment Companies : 15.43%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	14,153,883	14,153,883
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	51,177,217	51,177,217

Total Short-Term Investments (Cost $65,331,100)			65,331,100

Total Investments in Securities
(Cost $418,345,197)*	112.01%	474,395,319
Other Assets and Liabilities, Net	(12.01)	(50,857,264)

Total Net Assets	100.00%	$423,538,055

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $425,322,531 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$64,903,174
Gross unrealized depreciation	(15,830,386)

Net unrealized appreciation	$49,072,788

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Company Value Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$409,064,219
In affiliated securities, at value (see cost below)	65,331,100

Total investments, at value (see cost below)	474,395,319
Receivable for investments sold	1,734,115
Receivable for Fund shares sold	12,450
Receivable for dividends	551,014
Receivable for securities lending income	4,832
Prepaid expenses and other assets	28,660

Total assets	476,726,390

Liabilities
Payable for investments purchased	923,740
Payable for Fund shares redeemed	630,292
Payable upon receipt of securities loaned	51,249,150
Advisory fee payable	155,340
Distribution fees payable	2,586
Due to other related parties	39,926
Accrued expenses and other liabilities	187,301

Total liabilities	53,188,335

Total net assets	$423,538,055

NET ASSETS CONSIST OF
Paid-in capital	$430,821,378
Undistributed net investment income	1,413,642
Accumulated net realized losses on investments	(64,747,087)
Net unrealized gains on investments	56,050,122

Total net assets	$423,538,055

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$103,194,869
Shares outstanding – Class A	7,963,705
Net asset value per share – Class A	$12.96
Maximum offering price per share – Class A2	$13.75
Net assets – Class C	$4,021,849
Shares outstanding – Class C	304,547
Net asset value per share – Class C	$13.21
Net assets – Administrator Class	$176,623,294
Shares outstanding – Administrator Class	13,566,233
Net asset value per share – Administrator Class	$13.02
Net assets – Institutional Class	$15,924,213
Shares outstanding – Institutional Class	1,224,916
Net asset value per share – Institutional Class	$13.00
Net assets – Investor Class	$123,773,830
Shares outstanding – Investor Class	9,333,935
Net asset value per share – Investor Class	$13.26

Investments in unaffiliated securities, at cost	$353,014,097

Investments in affiliated securities, at cost	$65,331,100

Total investments, at cost	$418,345,197

Securities on loan, at value	$49,574,922

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Large Company Value Fund	15

Investment income
Dividends *	$9,703,672
Securities lending income, net	75,534
Income from affiliated securities	9,352

Total investment income	9,788,558

Expenses
Advisory fee	2,643,017
Administration fees
Fund level	203,309
Class A	253,018
Class C	9,893
Administrator Class	170,922
Institutional Class	12,441
Investor Class	389,822
Shareholder servicing fees
Class A	243,286
Class C	9,512
Administrator Class	425,243
Investor Class	296,637
Distribution fees
Class C	28,536
Custody and accounting fees	45,431
Professional fees	39,373
Registration fees	75,707
Shareholder report expenses	76,431
Trustees’ fees and expenses	13,902
Other fees and expenses	4,734

Total expenses	4,941,214
Less: Fee waivers and/or expense reimbursements	(841,184)

Net expenses	4,100,030

Net investment income	5,688,528

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,693,847
Net change in unrealized gains (losses) on investments	33,266,822

Net realized and unrealized gains (losses) on investments	45,960,669

Net increase in net assets resulting from operations	$51,649,197

* Net of foreign dividend withholding taxes of	$18,379

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Company Value Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment income		$5,688,528		$977,881
Net realized gains on investments		12,693,847		4,434,553
Net change in unrealized gains (losses) on investments		33,266,822		11,459,595

Net increase in net assets resulting from operations		51,649,197		16,872,029

Distributions to shareholders from
Net investment income
Class A		(1,060,565)		(1,998)
Class C		(14,917)		(323)
Administrator Class		(2,212,931)		(5,162)
Institutional Class		(307,291)		(47,434)
Investor Class		(1,354,263)		(468,824)

Total distributions to shareholders		(4,949,967)		(523,741)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	152,985	1,851,394	46,394	583,401
Class C	12,873	159,190	8,302	105,538
Administrator Class	694,791	8,599,183	1,020,192	11,899,540
Institutional Class	58,158	690,316	1,178,928	14,101,121
Investor Class	659,614	8,374,472	528,969	6,737,077

		19,674,555		33,426,677

Reinvestment of distributions
Class A	81,989	1,022,599	169	1,998
Class C	974	12,858	21	261
Administrator Class	162,960	2,037,419	310	3,721
Institutional Class	24,912	299,996	3,911	47,434
Investor Class	101,993	1,275,600	36,075	436,265

		4,648,472		489,679

Payment for shares redeemed
Class A	(1,429,586)	(17,672,994)	(28,394)	(357,049)
Class C	(86,263)	(1,062,163)	(7,171)	(85,115)
Administrator Class	(3,967,895)	(49,042,196)	(993,961)	(11,762,472)
Institutional Class	(116,799)	(1,475,505)	(47,746)	(616,491)
Investor Class	(1,614,250)	(20,485,064)	(1,618,749)	(20,465,218)

		(89,737,922)		(33,286,345)

Net asset value of shares issued in acquisition
Class A	9,107,380	102,927,298	0	0
Class C	336,931	3,882,391	0	0
Administrator Class	16,623,780	188,701,817	0	0
Institutional Class	122,764	1,391,319	0	0
Investor Class	1,606,771	18,572,940	0	0

		315,475,765		0

Net increase in net assets resulting from capital share transactions		250,060,870		630,011

Total increase in net assets		296,760,100		16,978,299

Net assets
Beginning of period		126,777,955		109,799,656

End of period		$423,538,055		$126,777,955

Undistributed net investment income		$1,413,642		$377,378

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$12.61	$11.04	$9.84	$14.43	$14.92
Net investment income	0.17	0.12	0.09	0.17 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	0.35	1.51	1.21	(3.39)	(0.51)

Total from investment operations	0.52	1.63	1.30	(3.22)	(0.43)
Distributions to shareholders from
Net investment income	(0.17)	(0.06)	(0.10)	(0.24)	(0.06)
Net realized gains	0.00	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.17)	(0.06)	(0.10)	(1.37)	(0.06)
Net asset value, end of period	$12.96	$12.61	$11.04	$9.84	$14.43
Total return[3]	4.21%	14.77%	13.22%	(21.52)%	(2.92)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.32%	1.42%	1.52%	1.37%
Net expenses	1.10%	1.25%	1.25%	1.23%	1.25%
Net investment income	1.29%	0.74%	0.74%	1.85%	1.55%
Supplemental data
Portfolio turnover rate	37%	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$103,195	$642	$362	$165	$14

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Company Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$12.81	$11.26	$10.03	$14.66	$15.17
Net investment income	0.09	0.01	0.03	0.06 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.36	1.55	1.22	(3.40)	(0.52)

Total from investment operations	0.45	1.56	1.25	(3.34)	(0.48)
Distributions to shareholders from
Net investment income	(0.05)	(0.01)	(0.02)	(0.16)	(0.03)
Net realized gains	0.00	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.05)	(0.01)	(0.02)	(1.29)	(0.03)
Net asset value, end of period	$13.21	$12.81	$11.26	$10.03	$14.66
Total return[3]	3.49%	13.85%	12.47%	(22.07)%	(3.17)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.08%	2.17%	2.23%	2.12%
Net expenses	1.85%	2.00%	2.00%	1.97%	2.00%
Net investment income	0.54%	0.04%	0.02%	0.69%	0.78%
Supplemental data
Portfolio turnover rate	37%	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$4,022	$513	$438	$274	$10

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.68	$11.08	$9.87	$14.43	$17.09
Net investment income	0.19 [1]	0.11	0.12 [1]	0.31 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.36	1.56	1.22	(3.49)	(1.46)

Total from investment operations	0.55	1.67	1.34	(3.18)	(1.13)
Distributions to shareholders from
Net investment income	(0.21)	(0.07)	(0.13)	(0.25)	(0.34)
Net realized gains	0.00	0.00	0.00	(1.13)	(1.19)

Total distributions to shareholders	(0.21)	(0.07)	(0.13)	(1.38)	(1.53)
Net asset value, end of period	$13.02	$12.68	$11.08	$9.87	$14.43
Total return	4.47%	15.12%	13.53%	(21.20)%	(7.48)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.17%	1.24%	1.30%	1.21%
Net expenses	0.85%	0.96%	0.96%	0.95%	0.96%
Net investment income	1.54%	1.93%	1.12%	2.56%	2.05%
Supplemental data
Portfolio turnover rate	37%	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$176,623	$667	$289	$185	$2,405

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Company Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$12.68	$11.08	$9.86	$14.43	$14.92
Net investment income	0.22	0.14	0.14	0.26 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	0.35	1.54	1.23	(3.42)	(0.52)

Total from investment operations	0.57	1.68	1.37	(3.16)	(0.42)
Distributions to shareholders from
Net investment income	(0.25)	(0.08)	(0.15)	(0.28)	(0.07)
Net realized gains	0.00	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.25)	(0.08)	(0.15)	(1.41)	(0.07)
Net asset value, end of period	$13.00	$12.68	$11.08	$9.86	$14.43
Total return[3]	4.67%	15.36%	13.76%	(21.07)%	(2.82)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.89%	0.96%	1.06%	0.91%
Net expenses	0.66%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.80%	1.12%	1.28%	2.64%	2.02%
Supplemental data
Portfolio turnover rate	37%	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$15,924	$14,401	$9	$8	$10

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.89	$11.28	$10.05	$14.67	$17.35
Net investment income	0.16	0.09	0.08	0.21 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	0.36	1.57	1.23	(3.48)	(1.50)

Total from investment operations	0.52	1.66	1.31	(3.27)	(1.22)
Distributions to shareholders from
Net investment income	(0.15)	(0.05)	(0.08)	(0.22)	(0.27)
Net realized gains	0.00	0.00	0.00	(1.13)	(1.19)

Total distributions to shareholders	(0.15)	(0.05)	(0.08)	(1.35)	(1.46)
Net asset value, end of period	$13.26	$12.89	$11.28	$10.05	$14.67
Total return	4.09%	14.75%	13.06%	(21.53)%	(7.84)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.40%	1.52%	1.63%	1.52%
Net expenses	1.18%	1.32%	1.35%	1.35%	1.37%
Net investment income	1.27%	0.74%	0.70%	2.05%	1.71%
Supplemental data
Portfolio turnover rate	37%	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$123,774	$110,554	$108,703	$106,931	$151,546

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities which are normally categorized as Level 1 in the fair value hierarchy will represent a transfer from a Level 1 to a Level 2 security and will be categorized as Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. On July 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary

24	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

differences do not require reclassifications. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$20,584	$(20,584)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At July 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration
2015	2016	2017	2018
$2,601,565	$34,195,378	$10,926,738	$10,046,072

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	25
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Price (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$408,898,906	$0	$0	$408,898,906

Other	0	0	165,313	165,313

Short-term investments
Investment companies	14,153,883	51,177,217	0	65,331,100
	$423,052,789	$51,177,217	$165,313	$474,395,319

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Phocas Financial Corporation is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

26	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.10% for Class A, 1.85% for Class C, 0.85% for Administrator Class, 0.65% for Institutional Class and 1.17% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $2,949 from the sale of Class A shares and $235 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $149,522,996 and $219,734,106, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Disciplined Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Disciplined Value Fund received Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all the shares of Wells Fargo Advantage Disciplined Value Fund for 27,797,626 shares of the Fund valued at $315,475,765 at an exchange ratio of 1.00, 0.97, 0.99, 0.99 and 0.97 for Class A, Class C, Administrator Class, Institutional Class and Investor Class, respectively. The investment portfolio of Wells Fargo Advantage Disciplined Value Fund with a fair value of $314,485,997, identified cost of $307,903,347 and unrealized appreciation of $6,582,650 at August 26, 2011 were the principal assets acquired by the Fund. The aggregated net assets of Wells Fargo Advantage Disciplined Value Fund and the Fund immediately prior to the acquisition were $315,475,765 and $113,518,809, respectively. The aggregate net assets of the Fund immediately after the acquisition were $428,994,574. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2012 would have been:

Net investment income	$6,438,052
Net realized and unrealized gains (losses) on investments	$22,725,944
Net increase in net assets resulting from operations	$29,163,996

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Disciplined Value Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	27

temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $719 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were $4,949,967 and $523,741 of ordinary income for the years ended July 31, 2012 and July 31, 2011, respectively.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$1,430,519	$49,072,788	$(57,769,753)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Large Company Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Company Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Company Value Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Large Company Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $4,911,854 of income dividends paid during the fiscal year ended July 31, 2012 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Large Company Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Large Company Value Fund	31

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Large Company Value Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Company Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Phocas are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Phocas and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Phocas under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Phocas, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Phocas. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Phocas about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Phocas supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund Performance and Expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board

Other Information (Unaudited)	Wells Fargo Advantage Large Company Value Fund	33

noted that the performance of the Fund was in range of or higher than the median performance of the Universe for all periods under review, except for the three-year period. The Board also noted that the performance of the Fund was in range of or higher than its benchmark, the Lipper Large-Cap Value Funds Index, for the periods under review, except for the three-year period.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Phocas for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate were in range of or lower than the median rates for Fund’s Expense Group, except for Class A and the Investor Class. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until November 30, 2013.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to Phocas for sub-advisory services. The Board also considered this amount in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Phocas to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

34	Wells Fargo Advantage Large Company Value Fund	Other Information (Unaudited)

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Phocas, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of Scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other Benefits to Funds Management and Phocas

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and Phocas, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Phocas with the Fund and benefits potentially derived from an increase in Funds Management’s and Phocas’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or Phocas).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Factors and Broader Review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Phocas annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Large Company Value Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211382 09-12 A210/AR210 07-12

Wells Fargo Advantage

Omega Growth Fund

Annual Report

July 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Omega Growth Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Omega Growth Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Omega Growth Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. However, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Omega Growth Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Omega Growth Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA

Michael T. Smith, CFA

FUND INCEPTION

April 29, 1968

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	2.09%
Russell 3000® Growth Index[1]	7.55%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.30% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.37% and 1.30%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Omega Growth Fund Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Omega Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the Fund’s benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2012, as effective stock selection in materials and telecommunication services was offset by a difficult environment for energy stocks.

■	“Risk on/risk off” was the dominant theme during the year, as the U.S. economic recovery experienced a series of fits and starts.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

Investors rode the risk-on/risk-off roller coaster.

Alternating investor focus between global and domestic challenges and positive corporate and economic data created a roller coaster “risk on/risk off” environment for equity markets. Already fragile investor confidence plunged down the first hill with bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe leading to a broad-based sell-off of equities during the third quarter of 2011. Strong corporate profits and consistently improving economic data during the next two quarters pulled investors out of their risk-off dive and through a series of risk-on corkscrews and a steady ascent of the market. European Union concerns and slower-than-expected jobs growth leaped out from around the bend, tempering investor enthusiasm for the second half of the reporting period.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	9.05%
Visa Incorporated Class A	2.63%
eBay Incorporated	2.46%
Dollar General Corporation	2.23%
Kansas City Southern	2.21%
Google Incorporated Class A	2.16%
Monsanto Company	2.07%
Airgas Incorporated	2.01%
Crown Castle International Corporation	1.94%
Gilead Sciences Incorporated	1.79%

The Fund underperformed during a period of heightened investor concern.

The Fund underperformed the Fund’s benchmark, the Russell 3000 Growth Index, for the period. The majority of the underperformance occurred during the first part of the period, when fears of recession pushed investors into risk-off investing. Key individual detractors included oilfield services companies Baker Hughes Incorporated and Halliburton Company and networking company Acme Packet Incorporated. In contrast, strong returns from information technology companies Apple Incorporated and NetLogic Microsystems and health care companies Alexion Pharmaceuticals and HealthSpring Incorporated contributed to the Fund’s performance.

We strive to ensure that sector and industry allocations are always a byproduct of our bottom-up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s underweight position in consumer staples and overweight to energy detracted from relative performance during the period. Conversely, the Fund’s weighting in materials and telecommunication services were additive.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Omega Growth Fund	7

Stock selection remains the key to portfolio performance in an environment of scarce growth.

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

We believe that episodes of macro-driven markets are here to stay. There are simply too many structural uncertainties in the world. The key question now is whether the current bout of macro uncertainty results in downward revisions to future earnings. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in the emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce, and thus more valuable. We are less exposed to deep cyclicals and are leaning more heavily on “core holdings” with visible growth outlooks. We are being cautious with macro-sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has uncovered exciting new themes, especially in the health care and consumer staples sectors. Many of our commitments are modestly biased toward North America and have high free cash flow that allows for financial flexibility. The result is a portfolio with high growth rates yet biased toward higher-quality and higher-visibility “core” holdings.

We will remain true to growth investing and will stay focused on consistently executing our process.

Regardless of the market environment, we will continue to stay true to our growth investment style. We seek companies with superior earnings growth and attractive valuations and weight individual positions based on our research conviction. We are executing the process exactly as it was designed and have uncovered many new, promising ideas. Despite our cautionary outlook, we are extremely upbeat that we can continue to take advantage of opportunities being offered in the current market environment.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Omega Growth Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EKOAX)	04/29/1968	(2.17)	(3.78)	4.48	7.63	3.80	2.09	5.72	8.27	1.37%	1.30%
Class B (EKOBX)**	08/02/1993	(1.60)	(3.68)	4.60	7.73	3.40	1.32	4.93	7.73	2.12%	2.05%
Class C (EKOCX)	08/02/1993	2.43	0.31	4.93	7.49	3.43	1.31	4.93	7.49	2.12%	2.05%
Class R (EKORX)	10/10/2003					3.68	1.83	5.46	8.03	1.62%	1.55%
Administrator Class (EOMYX)	01/13/1997					3.94	2.34	5.99	8.57	1.21%	1.05%
Institutional Class (EKONX)	07/30/2010					4.08	2.62	6.10	8.62	0.94%	0.80%
Russell 3000 Growth Index						4.81	7.55	3.41	6.93

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Omega Growth Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,037.97	$6.59	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Class B
Actual	$1,000.00	$1,034.04	$10.37	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27	2.05%
Class C
Actual	$1,000.00	$1,034.29	$10.37	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27	2.05%
Class R
Actual	$1,000.00	$1,036.77	$7.85	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.77	1.55%
Administrator Class
Actual	$1,000.00	$1,039.43	$5.32	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Institutional Class
Actual	$1,000.00	$1,040.81	$4.06	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Omega Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Common Stocks: 95.93%

Consumer Discretionary: 15.36%

Auto Components: 1.05%
Delphi Automotive plc †«	257,900	$7,321,781

Automobiles: 0.89%
Tesla Motors Incorporated †«	226,500	6,210,630

Hotels, Restaurants & Leisure: 1.45%
Starbucks Corporation	223,530	10,121,438

Internet & Catalog Retail: 1.64%
priceline.com Incorporated †	17,410	11,520,893

Media: 2.33%
CBS Corporation Class B	236,790	7,922,993
Discovery Communications Incorporated †	179,858	8,384,980

		16,307,973

Multiline Retail: 2.23%
Dollar General Corporation †	305,931	15,605,540

Specialty Retail: 3.75%
GNC Holdings Incorporated Class A	199,700	7,694,441
Limited Brands Incorporated	258,265	12,280,501
Ulta Salon Cosmetics & Fragrance Incorporated	74,203	6,298,351

		26,273,293

Textiles, Apparel & Luxury Goods: 2.02%
lululemon athletica incorporated †«	123,830	6,993,918
Under Armour Incorporated †«	131,900	7,180,636

		14,174,554

Consumer Staples: 5.42%

Beverages: 1.19%
Monster Beverage Corporation †	125,260	8,326,032

Food & Staples Retailing: 1.61%
Whole Foods Market Incorporated	122,570	11,249,475

Food Products: 2.62%
Mead Johnson Nutrition Company	115,535	8,429,434
The Hershey Company	138,400	9,928,816

		18,358,250

Energy: 5.46%

Energy Equipment & Services: 1.90%
Ensco International plc ADR	104,285	5,665,804

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Omega Growth Fund	11

Security Name	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Limited	107,135	$7,634,440

		13,300,244

Oil, Gas & Consumable Fuels: 3.56%
Pioneer Natural Resources Company	98,835	8,759,746
Plains Exploration & Production Company †	112,300	4,487,508
The Williams Companies Incorporated	368,800	11,724,152

		24,971,406

Financials: 2.26%

Consumer Finance: 1.10%
Capital One Financial Corporation	135,752	7,668,630

Real Estate Management & Development: 1.16%
CBRE Group Incorporated †	523,500	8,156,130

Health Care: 13.12%

Biotechnology: 5.32%
Alexion Pharmaceuticals Incorporated †	119,450	12,524,333
BioMarin Pharmaceutical Incorporated †«	195,070	7,664,300
Celgene Corporation †	65,500	4,484,130
Gilead Sciences Incorporated †	231,340	12,568,702

		37,241,465

Health Care Equipment & Supplies: 1.29%
Intuitive Surgical Incorporated †	18,800	9,052,200

Health Care Technology: 1.54%
Cerner Corporation †	145,505	10,755,730

Pharmaceuticals: 4.97%
Abbott Laboratories	175,805	11,657,630
Allergan Incorporated	115,300	9,462,671
Novo Nordisk A/S ADR «	54,345	8,398,476
Shire plc ADR	61,540	5,303,517

		34,822,294

Industrials: 13.64%

Aerospace & Defense: 3.48%
Precision Castparts Corporation	76,000	11,822,560
Transdigm Group Incorporated †	101,800	12,558,048

		24,380,608

Airlines: 1.38%
Copa Holdings SA	124,400	9,644,732

Machinery: 3.50%
Caterpillar Incorporated «	101,700	8,564,157
Chart Industries Incorporated †«	112,535	7,299,020

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Omega Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Machinery (continued)
Cummins Incorporated	89,960	$8,627,164

		24,490,341

Road & Rail: 3.05%
Hertz Global Holdings Incorporated †	526,175	5,924,731
Kansas City Southern	212,595	15,476,916

		21,401,647

Trading Companies & Distributors: 2.23%
W.W. Grainger Incorporated «	38,927	7,973,417
Wesco International Incorporated †«	137,200	7,643,412
		15,616,829

Information Technology: 32.98%

Communications Equipment: 2.54%
F5 Networks Incorporated †	71,455	6,672,468
QUALCOMM Incorporated	186,500	11,130,320
		17,802,788

Computers & Peripherals: 9.05%
Apple Incorporated †	103,800	63,396,888

Internet Software & Services: 6.97%
eBay Incorporated †	389,085	17,236,466
ExactTarget Incorporated †«	176,004	4,012,891
Google Incorporated Class A †	23,900	15,127,983
LinkedIn Corporation †	58,800	6,035,820
Mercadolibre Incorporated	95,135	6,355,969
		48,769,129

IT Services: 5.33%
Gartner Incorporated †	226,796	10,067,474
Teradata Corporation †	131,000	8,858,220
Visa Incorporated Class A «	142,430	18,383,440
		37,309,134

Semiconductors & Semiconductor Equipment: 2.28%
ARM Holdings plc ADR «	278,935	7,246,731
Broadcom Corporation Class A	257,700	8,730,876
		15,977,607

Software: 6.81%
Autodesk Incorporated †	207,000	7,021,440
BroadSoft Incorporated †«	223,110	5,477,351
Citrix Systems Incorporated †	108,555	7,889,777
CommVault Systems Incorporated †	146,500	7,108,180
Fortinet Incorporated †	302,229	7,256,518
Red Hat Incorporated †	70,400	3,777,664
TIBCO Software Incorporated †	326,250	9,164,363
		47,695,293

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Omega Growth Fund	13

Security Name		Shares	Value

Materials: 4.08%

Chemicals: 4.08%
Airgas Incorporated		177,400	$14,071,368
Monsanto Company		169,100	14,478,344

			28,549,712

Telecommunication Services: 3.61%

Wireless Telecommunication Services: 3.61%
Crown Castle International Corporation †		219,600	13,588,848
SBA Communications Corporation Class A †«		198,002	11,693,998

			25,282,846

Total Common Stocks (Cost $556,108,544)			671,755,512

	Yield
Short-Term Investments: 14.08%

Investment Companies: 14.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	18,116,788	18,116,788
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.19	80,495,479	80,495,479

Total Short-Term Investments (Cost $98,612,267)			98,612,267

Total Investments in Securities
(Cost $654,720,811) *	110.01%	770,367,779
Other Assets and Liabilities, Net	(10.01)	(70,109,792)

Total Net Assets	100.00%	$700,257,987

†	Non-income earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $655,110,549 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$130,097,118
Gross unrealized depreciation	(14,839,888)

Net unrealized appreciation	$115,257,230

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Omega Growth Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$671,755,512
In affiliated securities, at value (see cost below)	98,612,267

Total investments, at value (see cost below)	770,367,779
Receivable for investments sold	21,981,233
Receivable for Fund shares sold	860,622
Receivable for dividends	116,895
Receivable for securities lending income	50,868
Prepaid expenses and other assets	78,547

Total assets	793,455,944

Liabilities
Payable for investments purchased	10,414,187
Payable for Fund shares redeemed	1,286,004
Payable upon receipt of securities loaned	80,495,479
Advisory fee payable	410,769
Distribution fees payable	57,088
Due to other related parties	181,903
Accrued expenses and other liabilities	352,527

Total liabilities	93,197,957

Total net assets	$700,257,987

NET ASSETS CONSIST OF
Paid-in capital	$584,500,053
Undistributed net investment loss	(3,338,596)
Accumulated net realized gains on investments	3,449,562
Net unrealized gains on investments	115,646,968

Total net assets	$700,257,987

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$550,758,088
Shares outstanding – Class A	14,087,855
Net asset value per share – Class A	$39.09
Maximum offering price per share – Class A2	$41.47
Net assets – Class B	$22,271,472
Shares outstanding – Class B	672,522
Net asset value per share – Class B	$33.12
Net assets – Class C	$59,481,066
Shares outstanding – Class C	1,792,549
Net asset value per share – Class C	$33.18
Net assets – Class R	$15,407,754
Shares outstanding – Class R	401,775
Net asset value per share – Class R	$38.35
Net assets – Administrator Class	$51,560,475
Shares outstanding – Administrator Class	1,269,932
Net asset value per share – Administrator Class	$40.60
Net assets – Institutional Class	$779,132
Shares outstanding – Institutional Class	19,092
Net asset value per share – Institutional Class	$40.81

Investments in unaffiliated securities, at cost	$556,108,544

Investments in affiliated securities, at cost	$98,612,267

Total investments, at cost	$654,720,811

Securities on loan, at value	$78,148,122

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Omega Growth Fund	15

Investment income
Dividends*	$3,665,281
Securities lending income, net	157,730
Income from affiliated securities	15,889

Total investment income	3,838,900

Expenses
Advisory fee	5,092,223
Administration fees
Fund level	345,873
Class A	1,425,237
Class B	75,040
Class C	143,393
Class R	36,894
Administrator Class	44,671
Institutional Class	564
Shareholder servicing fees
Class A	1,370,419
Class B	71,622
Class C	137,878
Class R	35,240
Administrator Class	101,598
Distribution fees
Class B	216,461
Class C	413,634
Class R	35,475
Custody and accounting fees	41,835
Professional fees	38,602
Registration fees	87,587
Shareholder report expenses	159,311
Trustees’ fees and expenses	9,999
Other fees and expenses	47,526

Total expenses	9,931,082
Less: Fee waivers and/or expense reimbursements	(388,025)

Net expenses	9,543,057

Net investment loss	(5,704,157)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	7,625,449
Net change in unrealized gains (losses) on investments	10,288,711

Net realized and unrealized gains (losses) on investments	17,914,160

Net increase in net assets resulting from operations	$12,210,003

* Net of foreign dividend withholding taxes of	$37,752

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Omega Growth Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment loss		$(5,704,157)		$(6,178,369)
Net realized gains on investments		7,625,449		88,497,676
Net change in unrealized gains (losses) on investments		10,288,711		68,137,386

Net increase in net assets resulting from operations		12,210,003		150,456,693

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,201,499	82,347,970	2,838,012	108,395,404
Class B	13,628	441,767	43,803	1,412,533
Class C	363,194	11,770,550	377,592	12,328,185
Class R	451,637	15,404,053	152,504	5,802,537
Administrator Class	577,854	22,921,932	539,113	21,056,806
Institutional Class	4,727	183,692	19,517	801,285

		133,069,964		149,796,750

Payment for shares redeemed
Class A	(3,388,347)	(125,880,445)	(2,846,449)	(104,057,586)
Class B	(565,700)	(17,861,900)	(612,477)	(19,638,287)
Class C	(351,841)	(10,927,801)	(326,730)	(10,231,543)
Class R	(222,877)	(8,312,137)	(30,784)	(1,145,524)
Administrator Class	(347,524)	(13,590,151)	(454,709)	(16,181,492)
Institutional Class	(2,140)	(85,297)	(3,333)	(133,288)

		(176,657,731)		(151,387,720)

Net decrease in net assets resulting from capital share transactions		(43,587,767)		(1,590,970)

Total increase (decrease) in net assets		(31,377,764)		148,865,723

Net assets
Beginning of period		731,635,751		582,770,028

End of period		$700,257,987		$731,635,751

Undistributed net investment loss		$(3,338,596)		$(41,880)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class A	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$38.29	$30.11	$28.44	$27.26	$31.44	$25.60
Net investment income (loss)	(0.28)[3]	(0.29)	(0.10)[3]	0.18 [3]	0.05 [3]	(0.11)[3]
Net realized and unrealized gains (losses) on investments	1.08	8.47	1.96	1.00	(4.23)	5.95

Total from investment operations	0.80	8.18	1.86	1.18	(4.18)	5.84
Distributions to shareholders from
Net investment income	0.00	0.00	(0.19)	0.00	0.00	0.00
Net asset value, end of period	$39.09	$38.29	$30.11	$28.44	$27.26	$31.44
Total return[4]	2.09%	27.17%	6.53%	4.33%	(13.30)%	22.81%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.36%	1.35%	1.48%	1.44%	1.46%
Net expenses	1.30%	1.30%	1.34%	1.39%	1.37%	1.40%
Net investment income (loss)	(0.75)%	(0.80)%	(0.40)%	0.79%	0.16%	(0.38)%
Supplemental data
Portfolio turnover rate	101%	123%	116%	26%	44%	23%
Net assets, end of period (000’s omitted)	$550,758	$584,871	$460,187	$460,082	$465,952	$595,296

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class B	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$32.68	$25.89	$24.46	$23.62	$27.45	$22.51
Net investment income (loss)	(0.47)[3]	(0.48)[3]	(0.25)[3]	0.02 [3]	(0.15)[3]	(0.27)[3]
Net realized and unrealized gains (losses) on investments	0.91	7.27	1.68	0.82	(3.68)	5.21

Total from investment operations	0.44	6.79	1.43	0.84	(3.83)	4.94
Net asset value, end of period	$33.12	$32.68	$25.89	$24.46	$23.62	$27.45
Total return[4]	1.32%	26.23%	5.85%	3.56%	(13.95)%	21.95%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.12%	2.10%	2.22%	2.16%	2.15%
Net expenses	2.05%	2.05%	2.09%	2.13%	2.11%	2.11%
Net investment income (loss)	(1.51)%	(1.55)%	(1.14)%	0.10%	(0.61)%	(1.08)%
Supplemental data
Portfolio turnover rate	101%	123%	116%	26%	44%	23%
Net assets, end of period (000’s omitted)	$22,271	$40,023	$46,434	$51,984	$85,008	$183,129

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class C	2012	2011	2010[1],[2]	2009[1]		2008[1]	2007[1]
Net asset value, beginning of period	$32.75	$25.94	$24.53	$23.69		$27.52	$22.57
Net investment income (loss)	(0.47)[3]	(0.49)[3]	(0.25)[3]	0.00	3,[4]	(0.15)[3]	(0.27)[3]
Net realized and unrealized gains (losses) on investments	0.90	7.30	1.68	0.84		(3.68)	5.22

Total from investment operations	0.43	6.81	1.43	0.84		(3.83)	4.95
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00		0.00	0.00
Net asset value, end of period	$33.18	$32.75	$25.94	$24.53		$23.69	$27.52
Total return[5]	1.31%	26.25%	5.83%	3.55%		(13.92)%	21.93%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.11%	2.10%	2.23%		2.16%	2.15%
Net expenses	2.05%	2.05%	2.09%	2.14%		2.11%	2.11%
Net investment income (loss)	(1.49)%	(1.55)%	(1.15)%	0.02%		(0.58)%	(1.09)%
Supplemental data
Portfolio turnover rate	101%	123%	116%	26%		44%	23%
Net assets, end of period (000’s omitted)	$59,481	$58,329	$44,892	$43,806		$40,829	$54,982

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class R	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$37.66	$29.69	$28.09	$26.99	$31.20	$25.47
Net investment income (loss)	(0.36)[3]	(0.13)	(0.16)[3]	0.08 [3]	(0.02)[3]	(0.14)[3]
Net realized and unrealized gains (losses) on investments	1.05	8.10	1.94	1.02	(4.19)	5.87

Total from investment operations	0.69	7.97	1.78	1.10	(4.21)	5.73
Distributions to shareholders from
Net investment income	0.00	0.00	(0.18)	0.00	0.00	0.00
Net asset value, end of period	$38.35	$37.66	$29.69	$28.09	$26.99	$31.20
Total return[4]	1.83%	26.89%	6.29%	4.08%	(13.49)%	22.50%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.59%	1.60%	1.76%	1.66%	1.65%
Net expenses	1.55%	1.55%	1.59%	1.67%	1.61%	1.61%
Net investment income (loss)	(0.99)%	(1.08)%	(0.65)%	0.35%	(0.08)%	(0.53)%
Supplemental data
Portfolio turnover rate	101%	123%	116%	26%	44%	23%
Net assets, end of period (000’s omitted)	$15,408	$6,515	$1,523	$838	$84	$63

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Administrator Class	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$39.67	$31.12	$29.39	$28.10	$32.32	$26.25
Net investment income (loss)	(0.19)[3]	(0.21)[3]	(0.04)[3]	0.24 [3]	0.13 [3]	(0.03)[3]
Net realized and unrealized gains (losses) on investments	1.12	8.76	2.02	1.05	(4.35)	6.10

Total from investment operations	0.93	8.55	1.98	1.29	(4.22)	6.07
Distributions to shareholders from
Net investment income	0.00	0.00	(0.25)	0.00	0.00	0.00
Net asset value, end of period	$40.60	$39.67	$31.12	$29.39	$28.10	$32.32
Total return[4]	2.34%	27.47%	6.75%	4.59%	(13.06)%	23.12%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.11%	1.23%	1.17%	1.15%
Net expenses	1.05%	1.05%	1.09%	1.14%	1.12%	1.11%
Net investment income (loss)	(0.49)%	(0.56)%	(0.16)%	1.00%	0.42%	(0.09)%
Supplemental data
Portfolio turnover rate	101%	123%	116%	26%	44%	23%
Net assets, end of period (000’s omitted)	$51,560	$41,242	$29,724	$32,437	$23,910	$16,503

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2012	2011	2010[1]
Net asset value, beginning of period	$39.77	$31.12	$31.12
Net Investment income (loss)	(0.10)	(0.03)	0.00
Net realized and unrealized gains (losses) on investments	1.14	8.68	0.00

Total from investment operations	1.04	8.65	0.00
Net asset value, end of period	$40.81	$39.77	$31.12
Total return[2]	2.62%	27.80%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.88%	0.00%
Net expenses	0.80%	0.80%	0.00%
Net investment income (loss)	(0.24)%	(0.34)%	0.00%
Supplemental data
Portfolio turnover rate	101%	123%	116%
Net assets, end of period (000’s omitted)	$779	$656	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Advantage Omega Growth Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments
$(2,410,886)	$2,407,441	$3,445

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	25

qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of July 31, 2012, the Fund had a qualified late-year ordinary loss of $3,303,151 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$671,755,512	$0	$0	$671,755,512
Short-term investments
Investment companies	18,116,788	80,495,479	0	98,612,267
	$689,872,300	$80,495,479	$0	$770,367,779

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

26	Wells Fargo Advantage Omega Growth Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.55% for Class R, 1.05% for Administrator Class and 0.80% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $44,392 from the sale of Class A shares and $15,096 and $2,957 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $693,433,030 and $761,921,802, respectively.

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $1,329 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid for the years ended July 31, 2012 and July 31, 2011.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss*	Undistributed Long-Term Gain	Unrealized Gains
$(3,303,151)	$3,839,300	$115,257,230

*	This amount includes the qualified late-year ordinary loss which will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Omega Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Omega Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended, the period from October 1, 2009 through July 31, 2010 and each of the years in the three year period ended September 30, 2009 . These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Omega Growth Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended, the period from October 1, 2009 through July 31, 2010 and each of the years in the three year period ended September 30, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Omega Growth Fund	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Omega Growth Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Omega Growth Fund	31

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Omega Growth Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Omega Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The

Other Information (Unaudited)	Wells Fargo Advantage Omega Growth Fund	33

Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review, except for the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Lipper Multi-Cap Growth Funds Index, for the periods under review, except for the one-year period.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate of the Fund was in range of the median rate for the Fund’s Expense Group, except for Class A and the Administrator Class. The Board also noted that the Net Advisory Rate for the Fund was in range of the median rate for Fund’s Expense Group, except for Class A. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until November 30, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

34	Wells Fargo Advantage Omega Growth Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of Scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Omega Growth Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211383 09-12 A211/AR211 07-12

Wells Fargo Advantage

Premier Large Company Growth Fund

Annual Report

July 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $209 billion in assets under management, as of July 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Premier Large Company Growth Fund	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Premier Large Company Growth Fund for the 12-month period that ended July 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain—would have on the global economy. Toward the end of the period, investor confidence in a U.S. recovery began to falter. As measured by various Russell indexes, large-cap U.S. stocks posted solid gains for the period. However, indexes of small-cap stocks—which tend to be more economically sensitive—returned modest gains or minor losses. Major international indexes ended the period with losses in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011—just prior to the reporting period—with GDP increasing by 2.5% on an annualized basis compared with the prior quarter. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP increasing modestly in the second quarter of 2011 compared with the prior quarter.

Investor worries returned in the summer of 2011, however, as the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s expenditures.

Concerns about the Greek credit crisis waxed and waned throughout the period before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing the country to write down the principal on most of its bonds in exchange for increased financial

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	3

austerity. The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement appeared to be on the verge of unraveling. In May 2012, legislative elections left no single party with enough seats to form a government, and none of the parties was able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, Spain nationalized Bankia—the nation’s fourth-largest bank—putting more than 19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that ordinary Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended. Partly as a result of the prolonged uncertainty about the eurozone and global economic growth, the MSCI EAFE Index2, a widely used index for large-cap international stocks, ended the period with a double-digit loss.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 compared with the prior quarter and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major banks appeared to have taken steps toward repairing their balance sheets. In March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test” in which the Fed attempted to gauge if the banks could survive a severe recession that included a 50% drop in the stock market and a 21% decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.1% in August 2011 to 8.3% in July 2012—part of the decline could be attributed to a decline in the labor force. (Individuals are only counted as unemployed if they are officially looking for work.) Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing. Even so, the relatively positive outlook for the U.S. economy resulted in gains for large-cap stocks in both the growth and value indexes. By comparison, because of their greater sensitivity to a sluggish economy, small-cap stocks posted either minor losses or modest gains (less than 1% in either direction).

By mid-June 2012, analysts were openly discussing the possibility of a crisis within the European banking system, a worry that remained near the forefront as the reporting period ended.

For most of the period, U.S. economic data remained moderately positive.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Premier Large Company Growth Fund	Letter to Shareholders (Unaudited)

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, prior to the beginning of the reporting period, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.00% in December 2011. Finally, in July 2012, the ECB cut its main interest rate to a historic low of 0.75%, in the hope of offering relief to the eurozone’s sluggish economy amid signs that inflationary pressures were fading.

In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing its Long-Term Refinancing Operation in December 2011, through which it provided low-cost, three-year loans to lenders. Outside the eurozone, the Bank of England announced late in the reporting period that it would expand its bond-buying program to help stimulate the British economy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

September 11, 1935

12 MONTH TOTAL RETURN AS OF JULY 31, 2012
Class A (Excluding Sales Charges)	6.08%
Russell 1000® Growth Index[1]	8.26%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.12% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. The Fund’s gross and net expense ratios are 1.24% and 1.12%, respectively, for Class A shares, as stated in the most recent prospectus. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Premier Large Company Growth Fund Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Premier Large Company Growth Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2012. The underperformance was attributed to stock selection and relative sector allocations in telecommunication services, consumer staples, and financials.

■

The most significant detractor during the period was wireless telecommunication services company NII Holdings Incorporated. Additionally, our avoidance of real estate investment trusts, as well as our holdings in TD Ameritrade and CME Group, led to underperformance within the financials sector.

■

One of the chief positive contributors to the Fund’s performance during the one-year period was our overweight in biotechnology firm Alexion Pharmaceuticals, which acquired new applications and expanded its geographic presence for its blood disorder treatment drug, Soliris.

■

Our bottom-up investment process with a focus on companies whose growth is robust, sustainable, and underappreciated by the market enabled us to gain insight on themes and trends within various industries within the growth space. Because of our disciplined approach, we were able to position our portfolio in names that we believed possess the best risk/reward trade-off.

Throughout the period, the U.S. equity market was primarily characterized by heightened uncertainty and expanding headline risks.

During the 12-month period, the Fund underperformed against the Russell 1000 Growth Index. At times, the market backdrop was influenced by heightened uncertainty concerning the European sovereign debt crisis and the sustainability of global economic growth. Toward the end of the period, the market showed signs of weakness as investors became increasingly fearful that European headwinds would dislocate growth rates in China. As a result of the numerous headline risks, the U.S. equity market often moved in conjunction with the ever-changing developments in these situations and on hopes of further stimulus from the Federal Reserve. Within this challenging environment, we remained confident in our investment approach and focused on sizable gaps between true company earnings power and the market’s expectation of that growth.

While momentum in the U.S. equity market was often exacerbated by the negative headwinds overseas, many U.S. companies managed to provide better-than-anticipated earnings growth. These positive numbers were a testament to the perpetual efforts made by domestic companies to innovate and increase efficiencies within their infrastructures. For example, many firms reassessed their capital spending plans and subsequently reallocated to projects that produce higher rates of return on invested capital. In addition, in the second quarter of 2012, the economy showed improvements in retail spending, as well as stability in the housing sector. These steps toward an improved economy in the U.S. provide us with solace that our economy should muddle through volatile macro headlines abroad.

Performance Highlights (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF JULY 31, 2012)
Apple Incorporated	7.98%
Google Incorporated Class A	3.37%
Alexion Pharmaceuticals Incorporated	3.34%
Kansas City Southern	3.15%
eBay Incorporated	3.12%
Cognizant Technology Solutions Corporation Class A	2.79%
Whole Foods Market Incorporated	2.34%
MasterCard Incorporated	2.26%
Tractor Supply Company	2.20%
EMC Corporation	2.18%

A position in the telecommunication services sector and unfavorable positioning in the consumer staples sector represented the largest performance detractors. However, significant gains from information technology holdings and an underweight in the energy sector helped to partially offset other portfolio detractors.

During the one-year period, the most significant detractor from the Fund’s performance was our holding in telecommunication services firm NII Holdings Incorporated. At the end of 2011, net customer additions had declined significantly from the prior year due to pricing pressure from other wireless competitors within Latin America. We completely exited our position in the stock because we believed that top-line growth was heavily compromised from emerging competition. An underweight in the more defensive consumer staples sector hurt relative performance as investors at times pursued perceived safe havens in the midst of macroeconomic uncertainty.

The information technology sector was aided by a gain in share price from both Apple Incorporated and eBay Incorporated. Apple benefited from robust demand for its mobile devices including the iPhone and iPad, and eBay experienced tailwinds from secular growth in online retail and mobile payments, particularly through its PayPal unit. An underweight in the energy sector contributed to relative performance as the price of oil exhibited significant volatility, particularly in the second quarter of 2012.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Premier Large Company Growth Fund	Performance Highlights (Unaudited)

Despite the plethora of challenging macro issues, we believe the U.S. market is poised to move higher as investors and companies gain clarity around domestic uncertainty in the period ahead.

SECTOR DISTRIBUTION[4] (AS OF JULY 31, 2012)

In our assessment, U.S. equity valuations do not appear excessive at this point. In fact, we believe that many investors are paying a high premium for defensive stocks within the value space. Many of these companies are producing extremely low top-line growth while trading well above their historic five-year price/earnings multiples. In an environment plagued by slow growth and unconventionally low equity valuations, we remain optimistic on our outlook for growth stocks. Even though we do not make decisions based on the macro environment, we do take advantage of valuation displacements that these headwinds often produce within the market. Our bottom-up stock selection of investing in companies whose growth is robust, sustainable, and underappreciated by the market navigates us toward firms with strong business models, innovative products and services, and an ability to expand in their addressable markets. These attributes are often accompanied by strong secular tailwinds that enable our companies to persevere in many different market environments.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EKJAX)	01/20/1998	(2.39)	0.01	4.50	7.20	3.55	6.08	5.75	7.85	1.24%	1.12%
Class B (EKJBX)**	09/11/1935	(1.86)	0.22	4.62	7.30	3.14	5.22	4.95	7.30	1.99%	1.87%
Class C (EKJCX)	01/22/1998	2.15	4.24	4.95	7.07	3.15	5.24	4.95	7.07	1.99%	1.87%
Administrator Class (WFPDX)	07/16/2010					3.75	6.28	5.86	7.95	1.08%	0.95%
Institutional Class (EKJYX)	06/30/1999					3.84	6.48	6.07	8.16	0.81%	0.75%
Investor Class (WFPNX)	07/16/2010					3.56	5.99	5.67	7.77	1.31%	1.19%
Russell 1000 Growth Index						5.27	8.26	3.46	6.77

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Premier Large Company Growth Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2012 to July 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2012	Ending Account Value 07-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,035.50	$5.67	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.62	1.12%
Class B
Actual	$1,000.00	$1,031.43	$9.45	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.56	$9.37	1.87%
Class C
Actual	$1,000.00	$1,031.50	$9.45	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.56	$9.37	1.87%
Administrator Class
Actual	$1,000.00	$1,037.49	$4.81	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,038.38	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Investor Class
Actual	$1,000.00	$1,035.57	$6.02	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97	1.19%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Premier Large Company Growth Fund	11

Security Name	Shares	Value

Common Stocks: 95.54%

Consumer Discretionary: 19.99%

Auto Components: 0.33%
BorgWarner Incorporated «†	80,400	$5,394,840

Distributors: 0.55%
LKQ Corporation †	257,800	9,108,074

Hotels, Restaurants & Leisure: 3.84%
Chipotle Mexican Grill Incorporated «†	63,000	18,416,790
McDonald’s Corporation	293,000	26,182,480
Starbucks Corporation	410,200	18,573,856

		63,173,126

Internet & Catalog Retail: 4.05%
Amazon.com Incorporated †	128,300	29,932,390
Groupon Incorporated «†	166,300	1,107,558
priceline.com Incorporated †	53,600	35,469,264

		66,509,212

Multiline Retail: 2.20%
Dollar Tree Incorporated †	365,500	18,399,270
Nordstrom Incorporated	327,700	17,741,678

		36,140,948

Specialty Retail: 8.14%
CarMax Incorporated †	1,038,700	28,907,021
Dick’s Sporting Goods Incorporated †	499,200	24,520,704
GNC Holdings Incorporated Class A	432,000	16,644,960
O’Reilly Automotive Incorporated †	233,600	20,028,864
Tractor Supply Company	398,700	36,229,869
Ulta Salon Cosmetics & Fragrance Incorporated	87,800	7,452,464

		133,783,882

Textiles, Apparel & Luxury Goods: 0.88%
Coach Incorporated	39,300	1,938,669
lululemon athletica incorporated «†	223,300	12,611,984

		14,550,653

Consumer Staples: 4.02%

Food & Staples Retailing: 3.07%
Costco Wholesale Corporation	125,500	12,070,590
Whole Foods Market Incorporated	418,500	38,409,930

		50,480,520

Personal Products: 0.95%
Estee Lauder Companies Incorporated Class A	297,700	15,593,526

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

Energy: 5.83%

Energy Equipment & Services: 1.34%
National Oilwell Varco Incorporated	104,500	$7,555,350
Schlumberger Limited	202,500	14,430,150

		21,985,500

Oil, Gas & Consumable Fuels: 4.49%
Concho Resources Incorporated †	313,500	26,725,875
Continental Resources Incorporated †	112,100	7,173,279
Energy XXI (Bermuda) Limited †	279,800	8,724,164
Pioneer Natural Resources Company	353,200	31,304,116

		73,927,434

Financials: 3.38%

Capital Markets: 1.81%
Ameriprise Financial Incorporated	134,900	6,977,028
LPL Financial Holdings Incorporated †	153,400	4,298,268
TD Ameritrade Holding Corporation «	1,163,400	18,521,328

		29,796,624

Consumer Finance: 1.57%
American Express Company	447,400	25,819,454

Health Care: 14.77%

Biotechnology: 5.21%
Alexion Pharmaceuticals Incorporated †	523,700	54,909,945
Biogen Idec Incorporated †	102,100	14,889,243
BioMarin Pharmaceutical Incorporated «†	124,300	4,883,747
Celgene Corporation †	109,000	7,462,140
Vertex Pharmaceuticals Incorporated †	72,400	3,512,124

		85,657,199

Health Care Equipment & Supplies: 2.76%
Covidien plc	398,200	22,251,416
Edwards Lifesciences Corporation †	31,500	3,187,800
Intuitive Surgical Incorporated †	41,400	19,934,100

		45,373,316

Health Care Providers & Services: 1.33%
AmerisourceBergen Corporation	329,200	13,069,240
Catamaran Corporation †	103,500	8,746,785

		21,816,025

Health Care Technology: 1.56%
Cerner Corporation †	348,100	25,731,552

Life Sciences Tools & Services: 2.09%
Mettler-Toledo International Incorporated «†	221,500	34,288,200

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Premier Large Company Growth Fund	13

Security Name	Shares	Value

Pharmaceuticals: 1.82%
Allergan Incorporated	74,200	$6,089,594
Shire plc ADR	223,900	19,295,702
Watson Pharmaceuticals Incorporated †	58,500	4,553,055

		29,938,351

Industrials: 8.70%

Aerospace & Defense: 1.34%
Precision Castparts Corporation	46,000	7,155,760
United Technologies Corporation	200,500	14,925,220

		22,080,980

Air Freight & Logistics: 0.78%
C.H. Robinson Worldwide Incorporated	91,000	4,809,350
United Parcel Service Incorporated Class B	106,100	8,022,221

		12,831,571

Machinery: 1.44%
Danaher Corporation	285,600	15,082,536
Joy Global Incorporated	166,100	8,627,234

		23,709,770

Road & Rail: 5.14%
Kansas City Southern †	711,100	51,768,080
Norfolk Southern Corporation	212,300	15,720,815
Union Pacific Corporation	138,600	16,993,746

		84,482,641

Information Technology: 35.36%

Communications Equipment: 2.20%
Cisco Systems Incorporated	430,000	6,858,500
Palo Alto Networks Incorporated †	31,186	1,781,968
QUALCOMM Incorporated	461,200	27,524,416

		36,164,884

Computers & Peripherals: 10.16%
Apple Incorporated †	214,900	131,252,324
EMC Corporation †	1,367,600	35,844,796

		167,097,120

Internet Software & Services: 8.91%
eBay Incorporated †	1,156,300	51,224,090
Facebook Incorporated «†	159,500	3,462,745
Google Incorporated Class A †	87,600	55,448,172
Mercadolibre Incorporated	128,800	8,605,128
Rackspace Hosting Incorporated †	630,000	27,644,400

		146,384,535

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of Investments—July 31, 2012

Security Name	Shares	Value

IT Services: 7.21%
Alliance Data Systems Corporation «†	218,700	$28,431,000
Cognizant Technology Solutions Corporation Class A †	807,800	45,858,806
MasterCard Incorporated	85,200	37,195,764
Visa Incorporated Class A	54,500	7,034,315

		118,519,885

Semiconductors & Semiconductor Equipment: 2.83%
Analog Devices Incorporated	56,900	2,223,652
ASML Holding NV «	9,000	517,500
Avago Technologies Limited	175,100	6,478,700
Cavium Incorporated †	29,800	805,196
Linear Technology Corporation	135,500	4,369,875
Maxim Integrated Products Incorporated	350,700	9,549,561
Microchip Technology Incorporated «	675,800	22,558,204

		46,502,688

Software: 4.05%
Check Point Software Technologies Limited «†	147,000	7,139,790
Citrix Systems Incorporated †	238,000	17,297,840
Fortinet Incorporated †	593,500	14,249,935
Red Hat Incorporated †	269,500	14,461,370
Salesforce.com Incorporated «†	64,300	7,996,348
VMware Incorporated †	60,300	5,472,828

		66,618,111

Materials: 3.49%

Chemicals: 3.49%
Airgas Incorporated	102,500	8,130,300
Monsanto Company	228,300	19,547,046
Praxair Incorporated	285,400	29,613,104

		57,290,450

Total Common Stocks (Cost $1,321,920,374)		1,570,751,071

	Principal
Other: 0.02%
Gryphon Funding Limited, Pass-Through Entity (i)(a)(v)	$1,266,136	341,857

Total Other (Cost $148,753)		341,857

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—July 31, 2012	Wells Fargo Advantage Premier Large Company Growth Fund	15

Security Name	Yield	Shares	Value

Short-Term Investments: 8.71%

Investment Companies: 8.71%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	75,620,574	$75,620,574
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	67,568,060	67,568,060

Total Short-Term Investments (Cost $143,188,634)			143,188,634

Total Investments in Securities
(Cost $1,465,257,761) *	104.27%	1,714,281,562
Other Assets and Liabilities, Net	(4.27)	(70,184,363)

Total Net Assets	100.00%	$1,644,097,199

«	All or a portion of this security is on loan.

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,469,891,988 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$276,930,006
Gross unrealized depreciation	(32,540,432)

Net unrealized appreciation	$244,389,574

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of Assets and Liabilities—July 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,571,092,928
In affiliated securities, at value (see cost below)	143,188,634

Total investments, at value (see cost below)	1,714,281,562
Receivable for investments sold	62,340,548
Receivable for Fund shares sold	14,695,103
Receivable for dividends	273,431
Receivable for securities lending income	15,773
Prepaid expenses and other assets	137,180

Total assets	1,791,743,597

Liabilities
Payable for investments purchased	77,159,648
Payable for Fund shares redeemed	1,138,858
Payable upon receipt of securities loaned	67,716,813
Advisory fee payable	721,465
Distribution fees payable	83,098
Due to other related parties	356,542
Accrued expenses and other liabilities	469,974

Total liabilities	147,646,398

Total net assets	$1,644,097,199

NET ASSETS CONSIST OF
Paid-in capital	$1,487,276,214
Undistributed net investment loss	(2,603,259)
Accumulated net realized losses on investments	(89,599,557)
Net unrealized gains on investments	249,023,801

Total net assets	$1,644,097,199

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$932,106,247
Shares outstanding – Class A	91,300,809
Net asset value per share – Class A	$10.21
Maximum offering price per share – Class A2	$10.83
Net assets – Class B	$6,961,743
Shares outstanding – Class B	757,275
Net asset value per share – Class B	$9.19
Net assets – Class C	$129,979,931
Shares outstanding – Class C	14,175,182
Net asset value per share – Class C	$9.17
Net assets – Administrator Class	$251,759,200
Shares outstanding – Administrator Class	24,593,620
Net asset value per share – Administrator Class	$10.24
Net assets – Institutional Class	$223,615,510
Shares outstanding – Institutional Class	21,755,437
Net asset value per share – Institutional Class	$10.28
Net assets – Investor Class	$99,674,568
Shares outstanding – Investor Class	9,783,827
Net asset value per share – Investor Class	$10.19

Investments in unaffiliated securities, at cost	$1,322,069,127

Investments in affiliated securities, at cost	$143,188,634

Total investments, at cost	$1,465,257,761

Securities on loan, at value	$65,055,324

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2012	Wells Fargo Advantage Premier Large Company Growth Fund	17

Investment income
Dividends	$8,384,258
Securities lending income, net	412,984
Income from affiliated securities	53,633

Total investment income	8,850,875

Expenses
Advisory fee	6,894,924
Administration fees
Fund level	545,102
Class A	1,876,362
Class B	21,166
Class C	180,284
Administrator Class	114,095
Institutional Class	72,520
Investor Class	282,413
Shareholder servicing fees
Class A	1,804,195
Class B	20,151
Class C	173,350
Administrator Class	285,237
Investor Class	210,255
Distribution fees
Class B	61,057
Class C	520,049
Custody and accounting fees	64,664
Professional fees	50,721
Registration fees	82,122
Shareholder report expenses	128,837
Trustees’ fees and expenses	12,172
Other fees and expenses	32,157

Total expenses	13,431,833
Less: Fee waivers and/or expense reimbursements	(1,109,401)

Net expenses	12,322,432

Net investment loss	(3,471,557)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(12,384,049)
Net change in unrealized gains (losses) on investments	59,888,274

Net realized and unrealized gains (losses) on investments	47,504,225

Net increase in net assets resulting from operations	$44,032,668

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of Changes in Net Assets

	Year Ended July 31, 2012		Year Ended July 31, 2011

Operations
Net investment loss		$(3,471,557)		$(1,217,760)
Net realized gains (losses) on investments		(12,384,049)		41,137,232
Net change in unrealized gains (losses) on investments		59,888,274		135,655,888

Net increase in net assets resulting from operations		44,032,668		175,575,360

Distributions to shareholders from
Net investment income
Class A		0		(292,828)
Administrator Class		0		(47,613)
Institutional Class		0		(31,262)
Investor Class		0		(75,138)
Net realized gains
Class A		(16,290,743)		0
Class B		(232,403)		0
Class C		(1,336,936)		0
Administrator Class		(1,567,504)		0
Institutional Class		(1,091,657)		0
Investor Class		(2,041,518)		0

Total distributions to shareholders		(22,560,761)		(446,841)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	42,270,679	428,631,194	8,063,099	76,433,132
Class B	147,942	1,313,239	60,305	522,352
Class C	11,676,942	107,232,818	1,348,270	11,798,975
Administrator Class	22,142,988	228,066,460	2,796,716	26,595,581
Institutional Class	20,663,426	216,235,544	1,754,955	16,280,347
Investor Class	3,709,555	36,729,360	678,085	6,376,951

		1,018,208,615		138,007,338

Reinvestment of distributions
Class A	1,545,287	14,602,964	28,108	259,156
Class B	23,672	202,400	0	0
Class C	93,610	797,556	0	0
Administrator Class	120,175	1,136,851	2,993	27,596
Institutional Class	101,699	965,124	2,785	25,680
Investor Class	210,675	1,986,664	7,938	73,111

		19,691,559		385,543

Payment for shares redeemed
Class A	(15,257,112)	(153,404,356)	(8,759,829)	(80,572,170)
Class B	(553,290)	(4,914,654)	(887,438)	(7,456,646)
Class C	(1,583,958)	(14,105,661)	(502,012)	(4,180,655)
Administrator Class	(3,160,176)	(31,356,149)	(2,022,104)	(18,667,990)
Institutional Class	(2,085,091)	(21,201,424)	(1,114,377)	(10,454,872)
Investor Class	(2,183,993)	(20,873,074)	(999,907)	(9,231,530)

		(245,855,318)		(130,563,863)

Net increase in net assets resulting from capital share transactions		792,044,856		7,829,018

Total increase in net assets		813,516,763		182,957,537

Net assets
Beginning of period		830,580,436		647,622,899

End of period		$1,644,097,199		$830,580,436

Undistributed (overdistributed) net investment loss		$(2,603,259)		$(32,285)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class A	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.89	$7.75	$7.23	$7.20	$8.50	$6.96
Net investment income (loss)	(0.03)[3]	(0.01)	0.00 [3,4]	0.05 [3]	0.03 [3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	0.60	2.15	0.57	0.02	(1.33)	1.53

Total from investment operations	0.57	2.14	0.57	0.07	(1.30)	1.54
Distributions to shareholders from
Net investment income	0.00	(0.00)[4]	(0.05)	(0.04)	(0.00)[4]	0.00
Net realized gains	(0.25)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.25)	(0.00)[4]	(0.05)	(0.04)	(0.00)[4]	0.00
Net asset value, end of period	$10.21	$9.89	$7.75	$7.23	$7.20	$8.50
Total return[5]	6.08%	27.55%	7.93%	1.04%	(15.25)%	22.13%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.24%	1.09%	1.12%	1.09%	1.12%
Net expenses	1.12%	1.12%	1.08%	1.12%	1.07%	1.10%
Net investment income (loss)	(0.30)%	(0.13)%	0.06%	0.86%	0.44%	0.10%
Supplemental data
Portfolio turnover rate	51%	65%	89%	24%	39%	21%
Net assets, end of period (000’s omitted)	$932,106	$620,262	$491,290	$268,422	$276,771	$361,051

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class B	2012	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$8.99	$7.10	$6.62	$6.60	$7.85	$6.47
Net investment income (loss)	(0.09)[3]	(0.07)[3]	(0.04)[3]	0.01 [3]	(0.02)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	0.54	1.96	0.52	0.01	(1.23)	1.42

Total from investment operations	0.45	1.89	0.48	0.02	(1.25)	1.38
Distributions to shareholders from
Net realized gains	(0.25)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.19	$8.99	$7.10	$6.62	$6.60	$7.85
Total return[4]	5.22%	26.62%	7.25%	0.30%	(15.92)%	21.33%
Ratios to average net assets (annualized)
Gross expenses	1.97%	2.00%	1.84%	1.87%	1.81%	1.82%
Net expenses	1.87%	1.87%	1.83%	1.87%	1.81%	1.82%
Net investment income (loss)	(1.04)%	(0.85)%	(0.69)%	0.11%	(0.31)%	(0.61)%
Supplemental data
Portfolio turnover rate	51%	65%	89%	24%	39%	21%
Net assets, end of period (000’s omitted)	$6,962	$10,244	$13,957	$7,951	$10,489	$16,694

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended September 30,
Class C	2012	2011	2010[1],[2]	2009[1]		2008[1]	2007[1]
Net asset value, beginning of period	$8.97	$7.08	$6.62	$6.59		$7.84	$6.47
Net investment income (loss)	(0.10)[3]	(0.08)[3]	(0.04)[3]	0.00	[3],[4]	(0.02)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	0.55	1.97	0.52	0.03		(1.23)	1.41

Total from investment operations	0.45	1.89	0.48	0.03		(1.25)	1.37
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00		0.00	0.00
Net realized gains	(0.25)	0.00	0.00	0.00		0.00	0.00

Total distributions to shareholders	(0.25)	0.00	(0.02)	0.00		0.00	0.00
Net asset value, end of period	$9.17	$8.97	$7.08	$6.62		$6.59	$7.84
Total return[5]	5.24%	26.69%	7.18%	0.46%		(15.94)%	21.17%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.99%	1.84%	1.87%		1.82%	1.82%
Net expenses	1.87%	1.87%	1.83%	1.87%		1.82%	1.82%
Net investment income (loss)	(1.07)%	(0.90)%	(0.68)%	0.08%		(0.30)%	(0.61)%
Supplemental data
Portfolio turnover rate	51%	65%	89%	24%		39%	21%
Net assets, end of period (000’s omitted)	$129,980	$35,783	$22,246	$13,717		$10,046	$10,058

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2012	2011	2010[1]
Net asset value, beginning of period	$9.90	$7.75	$7.53
Net investment income (loss)	(0.02)	0.00 [2]	(0.00)
Net realized and unrealized gains (losses) on investments	0.61	2.16	0.22

Total from investment operations	0.59	2.16	0.22
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00
Net realized gains	(0.25)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.01)	0.00
Net asset value, end of period	$10.24	$9.90	$7.75
Total return[3]	6.28%	27.75%	2.92%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.13%
Net expenses	0.95%	0.95%	0.95%
Net investment income (loss)	(0.16)%	0.01%	(0.34)%
Supplemental data
Portfolio turnover rate	51%	65%	89%
Net assets, end of period (000’s omitted)	$251,759	$54,335	$36,508

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended September 30,
Institutional Class	2012		2011	2010[1],[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.91		$7.75	$7.24	$7.22	$8.53	$6.96
Net investment income	0.00	[3],[4]	0.02 [3]	0.02	0.06 [3]	0.05 [3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	0.62		2.15	0.57	0.02	(1.33)	1.54

Total from investment operations	0.62		2.17	0.59	0.08	(1.28)	1.57
Distributions to shareholders from
Net investment income	0.00		(0.01)	(0.08)	(0.06)	(0.03)	0.00
Net realized gains	(0.25)		0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.25)		(0.01)	(0.08)	(0.06)	(0.03)	0.00
Net asset value, end of period	$10.28		$9.91	$7.75	$7.24	$7.22	$8.53
Total return[5]	6.48%		28.03%	8.20%	1.28%	(15.07)%	22.56%
Ratios to average net assets (annualized)
Gross expenses	0.79%		0.81%	0.83%	0.87%	0.81%	0.82%
Net expenses	0.75%		0.75%	0.82%	0.87%	0.81%	0.82%
Net investment income	0.04%		0.22%	0.34%	1.04%	0.68%	0.39%
Supplemental data
Portfolio turnover rate	51%		65%	89%	24%	39%	21%
Net assets, end of period (000’s omitted)	$223,616		$30,493	$18,841	$11,335	$6,321	$11,197

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2012	2011	2010[1]
Net asset value, beginning of period	$9.87	$7.75	$7.54
Net investment loss	(0.03)	(0.02)	(0.00)
Net realized and unrealized gains (losses) on investments	0.60	2.15	0.21

Total from investment operations	0.57	2.13	0.21
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00
Net realized gains	(0.25)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.01)	0.00
Net asset value, end of period	$10.19	$9.87	$7.75
Total return[2]	5.99%	27.48%	2.79%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.31%	1.36%
Net expenses	1.19%	1.19%	1.19%
Net investment loss	(0.37)%	(0.20)%	(0.59)%
Supplemental data
Portfolio turnover rate	51%	65%	89%
Net assets, end of period (000’s omitted)	$99,675	$79,464	$64,781

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

26	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to Financial Statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses and expiration of capital loss carryforwards. At July 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments
$1,456,678	$900,583	$(2,357,261)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	27

October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At July 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration			Post-enactment Capital Losses
2015	2016	2017	Short-term
$703,589	$54,899,363	$18,219,476	$9,162,645

As of July 31, 2012, the Fund had a qualified late-year ordinary loss of $2,575,935 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$1,570,751,071	$0	$0	$1,570,751,071

Other	0	0	341,857	341,857

Short-term investments
Investment companies	75,620,574	67,568,060	0	143,188,634
	$1,646,371,645	$67,568,060	$341,857	$1,714,281,562

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2012, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class-level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.12% for Class A, 1.87% for Class B, 1.87% for Class C, 0.95% for Administrator Class, 0.75% for Institutional Class and 1.19% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2012, Wells Fargo Funds Distributor, LLC received $258,013 from the sale of Class A shares and $14, $6,037 and $3,901 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended July 31, 2012 were $1,257,038,634 and $540,676,895, respectively.

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	29

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended July 31, 2012, the Fund paid $1,895 in commitment fees.

For the year ended July 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $22,560,761 and $446,841 of long-term capital gains for the years ended July 31, 2012 and July 31, 2011, respectively.

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss*	Unrealized Gains	Capital Loss Carryforward
$(2,575,935)	$242,409,317	$(82,985,073)
*	This amount includes the qualified late-year ordinary loss which will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Premier Large Company Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended, the period from October 1, 2009 through July 31, 2010 and each of the years in the three year period ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Premier Large Company Growth Fund as of July 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended, the period from October 1, 2009 through July 31, 2010 and each of the years in the three year period ended September 30, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

Other Information (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $22,560,761 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Premier Large Company Growth Fund	Other Information (Unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008 Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	33

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Premier Large Company Growth Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The

Other Information (Unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	35

Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper Multi-Cap Growth Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was equal to or lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rate for the Fund’s Expense Group, except for Class A and the Investor Class. The Board also noted that the Net Advisory Rate for the Fund was in range of the median rate for the Fund’s Expense Group, except for the Investor Class. The Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses until November 30, 2013.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

36	Wells Fargo Advantage Premier Large Company Growth Fund	Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Premier Large Company Growth Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211384 09-12 A212/AR212 07-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2011 and July 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended July 31, 2011 and July 31, 2012, the Audit Fees were $2,224,467 and $2,922,700, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended July 31, 2011 and July 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2011 and July 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended July 31, 2011 and July 31, 2012, the Tax Fees were $148,800 and $127,680, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended July 31, 2011 and July 31, 2012, the Tax Fees were $327,035 and $222,874, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended July 31, 2011 and July 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended July 31, 2011 and July 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	PORTFOLIO OF INVESTMENTS

The Portfolio of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	September 24, 2012

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	September 24, 2012